                                                                    EXHIBIT 99.2

                      AMENDED AND RESTATED LOAN AGREEMENT



                                    between

                        CT OPERATING PARTNERSHIP, L.P.,

                                  as Borrower

                           The Lenders Party Hereto

                                  as Lenders



                                      and

                     GENERAL ELECTRIC CAPITAL CORPORATION

                            as Administrative Agent



                         Date: As of December 15, 2000

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
ARTICLE 1      CERTAIN DEFINITIONS......................................      1

Section 1.1    Certain Definitions......................................      1

ARTICLE 2      LOAN TERMS...............................................     28

Section 2.1    The Commitments, Loans and Notes.........................     28
Section 2.2    Letters of Credit........................................     30
Section 2.3    Funding of Borrowings....................................     35
Section 2.4    Interest Elections.......................................     35
Section 2.5    Termination and Reduction of Commitments.................     36
Section 2.6    Interest Rate; Late Charge...............................     37
Section 2.7    Terms of Payment.........................................     37
Section 2.8    Security; Sinking Fund...................................     40
Section 2.9    Release of Project.......................................     41
Section 2.10   Payments; Pro Rata Treatment; Etc........................     42
Section 2.11   Yield Protection; Etc....................................     45
Section 2.12   Borrowing Base Determination.............................     51
Section 2.13   Fees.....................................................     54

ARTICLE 3      INSURANCE, CONDEMNATION, AND LOCKBOX ACCOUNT.............     55

Section 3.1    Insurance................................................     55
Section 3.2    Use and Application of Insurance Proceeds................     57
Section 3.3    Condemnation Awards......................................     57
Section 3.4    Lockbox Account..........................................     58

ARTICLE 4      ENVIRONMENTAL MATTERS....................................     60

Section 4.1    Certain Definitions......................................     60
Section 4.2    Representations and Warranties on Environmental Matters..     60
Section 4.3    Covenants on Environmental Matters.......................     60
Section 4.4    Allocation of Risks and Indemnity........................     61
Section 4.5    No Waiver................................................     61

ARTICLE 5      LEASING MATTERS..........................................     62

Section 5.1    Representations and Warranties on Leases.................     62
Section 5.2    Standard Lease Form; Approval Rights.....................     62
Section 5.3    Covenants................................................     63
Section 5.4    Tenant Estoppels.........................................     64

ARTICLE 6      REPRESENTATIONS AND WARRANTIES...........................     64

Section 6.1    Organization and Power...................................     64
Section 6.2    Validity of Loan Document................................     65
Section 6.3    Liabilities; Litigation..................................     65
Section 6.4    Taxes and Assessments....................................     66
Section 6.5    Other Agreements; Defaults...............................     66
Section 6.6    Compliance with Law......................................     66
Section 6.7    Location of Borrower.....................................     66
Section 6.8    ERISA....................................................     66
Section 6.9    Margin Stock.............................................     67
Section 6.10   Tax Filings..............................................     67
Section 6.11   Solvency.................................................     67
Section 6.12   Full and Accurate Disclosure.............................     67
Section 6.13   Properties...............................................     67
Section 6.14   Management Agreement.....................................     69
Section 6.15   REIT Status..............................................     69
Section 6.16   Ownership of Projects and Property.......................     69
Section 6.17   REIT Debt................................................     70

ARTICLE 7      FINANCIAL REPORTING NOTIFICATION REQUIREMENTS............     70

Section 7.1    Financial Statements.....................................     70
Section 7.2    Notices of Material Event................................     72
Section 7.3    Audits...................................................     75

ARTICLE 8      COVENANTS................................................     75

Section 8.1    Cash Sales...............................................     75
Section 8.2    Taxes; Charges...........................................     76
Section 8.3    Project Management.......................................     76
Section 8.4    Operation; Maintenance; Inspection.......................     76
Section 8.5    Taxes on Security........................................     76
Section 8.6    Legal Existence; Name, Etc...............................     76
Section 8.7    Reserved.................................................     77
Section 8.8    Books and Records; Inspection Rights.....................     77
Section 8.9    Further Assurances.......................................     77
Section 8.10   Outstanding REIT Debt....................................     78
Section 8.11   Payment of Obligations...................................     78
Section 8.12   Indemnification..........................................     78
Section 8.13   Compliance with Laws.....................................     79
Section 8.14   Use of Proceeds and Letters of Credit....................     79
Section 8.15   Ownership of Projects and Properties.....................     79

ARTICLE 9      EVENTS OF DEFAULT........................................     79

Section 9.1    Payments.................................................     79
Section 9.2    Reserved.................................................     80
Section 9.3    Financial Covenants......................................     80

Section 9.4    Reserved.................................................     80
Section 9.5    Sale, Encumbrance, Etc...................................     80
Section 9.6    Representations and Warranties...........................     80
Section 9.7    Reserved.................................................     80
Section 9.8    Involuntary Bankruptcy or Other Proceeding...............     80
Section 9.9    Voluntary Petitions, Etc.................................     80
Section 9.10   Default under Material Indebtedness......................     80
Section 9.11   Judgments................................................     81
Section 9.12   ERISA Event..............................................     81
Section 9.13   Change in Control........................................     81
Section 9.14   Material Adverse Event...................................     81
Section 9.15   REIT Status..............................................     81
Section 9.16   Merger...................................................     81
Section 9.17   Environmental Event......................................     81
Section 9.18   Sinking Fund Deficiency..................................     82
Section 9.19   Covenants................................................     82

ARTICLE 10     REMEDIES.................................................     82

Section 10.1   Remedies - Insolvency Events.............................     82
Section 10.2   Remedies - Other Events..................................     82
Section 10.3   Lender's Right to Perform the Obligations................     82

ARTICLE 11     MISCELLANEOUS............................................     83

Section 11.1   Notices..................................................     83
Section 11.2   Amendments, Waivers, Etc.................................     84
Section 11.3   Limitation on Interest...................................     84
Section 11.4   Invalid Provisions.......................................     85
Section 11.5   Reimbursement of Expenses................................     85
Section 11.6   Approvals; Third Parties; Conditions.....................     86
Section 11.7   Lenders, Issuing Bank and Administrative Agent Not in
               Control; No Partnership..................................     86
Section 11.8   Time of the Essence......................................     87
Section 11.9   Successors and Assigns; Secondary Market Transactions....     87
Section 11.10  Renewal, Extension or Rearrangement......................     88
Section 11.11  Waivers..................................................     88
Section 11.12  Cumulative Rights........................................     88
Section 11.13  Singular and Plural......................................     88
Section 11.14  Phrases..................................................     88
Section 11.15  Exhibits and Schedules...................................     88
Section 11.16  Titles of Articles, Sections and Subsections.............     89
Section 11.17  Promotional Material; Confidentiality....................     89
Section 11.18  Survival.................................................     90
Section 11.19  Waiver of Jury Trial.....................................     90
Section 11.20  Waiver of Punitive or Consequential Damages..............     90
Section 11.21  Governing Law............................................     90
Section 11.22  Entire Agreement.........................................     91

Section 11.23  Counterparts.............................................     91
Section 11.24  Assignments and Participations...........................     92
Section 11.25  Release..................................................     93

ARTICLE 12     NEGATIVE COVENANTS.......................................     94

Section 12.1   Indebtedness and Other Financial Covenants...............     94
Section 12.2   Liens....................................................     95
Section 12.3   Fundamental Changes......................................     95
Section 12.4   Investments, Loans, Advances, Guarantees and
               Acquisitions.............................................     96
Section 12.5   Hedging Agreements.......................................     96
Section 12.6   Transactions with Affiliates.............................     96
Section 12.7   Margin Regulations; Securities Laws......................     97

ARTICLE 13     THE ADMINISTRATIVE AGENT.................................     97

Section 13.1   Appointment, Powers and Immunities.......................     97
Section 13.2   Reliance by Administrative Agent.........................     98
Section 13.3   Defaults.................................................     98
Section 13.4   Rights as a Lender.......................................     98
Section 13.5   Standard of Care; Indemnification........................     99
Section 13.6   Non-Reliance on Administrative Agent and Other Lenders...     99
Section 13.7   Failure to Act...........................................    100
Section 13.8   Resignation of Administrative Agent......................    100
Section 13.9   Limitation on Liability of the Administrative Agent's,
               the Issuing Bank's and the Lenders' Officers,
               Employees, etc...........................................    100

LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A              -        FORM OF NOTE
EXHIBIT B              -        FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT C              -        FORM OF BORROWING BASE CERTIFICATE
EXHIBIT D              -        FORM OF COMPLIANCE CERTIFICATE
EXHIBIT E              -        FORM OF SUBORDINATION AND ATTORNMENT
                                AGREEMENT
EXHIBIT F              -        DUE DILIGENCE REQUEST FORM
EXHIBIT G              -        FORM OF TENANT NOTICE
EXHIBIT H              -        FORM OF BORROWING REQUEST

SCHEDULE 1             -        COMMITMENTS
SCHEDULE 2.1           -        ADVANCE CONDITIONS
SCHEDULE 2.12          -        INITIAL PROJECTS
SCHEDULE 6.1(2)        -        ORGANIZATIONAL CHART
SCHEDULE 6.3(3)        -        INDEBTEDNESS
SCHEDULE 6.13(1)       -        OWNED PROPERTIES
SCHEDULE 6.13(2)       -        LEASED PROPERTIES
SCHEDULE 6.14          -        MANAGEMENT AGREEMENTS

                      AMENDED AND RESTATED LOAN AGREEMENT

     This Amended and Restated Loan Agreement (this "Agreement") is entered into
                                                     ---------
as of December 15, 2000 among CT OPERATING PARTNERSHIP, L.P., a limited partnership duly organized and validly existing under the laws of the State of California ("Borrower"); each of the lenders that is a signatory hereto
             --------
identified under the caption "LENDERS" on the signature pages hereof and each lender that becomes a "Lender" after the date hereof pursuant to Section
                                                                 -------
11.24(2) (individually, a "Lender" and, collectively, the "Lenders"); and
--------                   ------                          -------
GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
               --------------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Borrower and General Electric Capital Corporation, as Lender and Administrative Agent, entered into a Loan Agreement (the "Existing Loan
                                                              -------------
Agreement"), dated as of March 31, 2000 and amended by letter agreements dated
---------
May 26, 2000 and November 30, 2000; and

     WHEREAS, the parties hereto have agreed to amend and restate the terms and conditions contained in the Existing Loan Agreement in their entirety as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     I. The Existing Loan Agreement is hereby modified so that all of the terms and conditions of the Existing Loan Agreement shall be restated in their entirety as set forth herein, and the Borrower agrees to comply with and be subject to all of the terms, covenants and conditions of this Agreement.

     II. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and shall be deemed to be effective as of the date hereof.

     III. Any reference in the Notes, the Guaranty, any other Loan Document or any other document executed in connection with this Agreement to the Existing Loan Agreement shall be deemed to refer to this Agreement.

                                   ARTICLE 1

                              CERTAIN DEFINITIONS
                              -------------------

     Section 1.1  Certain Definitions. As used herein, the following terms have
                  -------------------
the meanings indicated:

          (1)  "ABR Limitation" has the meaning assigned in Section 2.1(7).
                --------------                              --------------

          (2)  "Additional Costs" has the meaning assigned in Section
                ----------------
2.10(1)(a).
----------

          (3)  "Adjusted EBITDA" means, for any Person, for any period, (i)
                ---------------
EBITDA for such Person, for such period, as adjusted to eliminate the straight-lining of rents, less (ii) the Capital Expenditure Reserve Amount for such
                 ----
Person's Properties for such period.

          (4)  "Adjusted Libor Rate" means, for any Interest Period for any
                -------------------
Eurodollar Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Libor Base Rate for such Interest Period divided by 1 minus the Reserve Requirement
                                   ----------   -----
(if any) for such Interest Period.

          (5)  "Adjusted Net Operating Income" means, for any period, with
                -----------------------------
respect to any Property, the Net Operating Income relating to such Property for such period less (i) the Capital Expenditure Reserve Amount relating to such Property, and (ii) a management fee equal to the greater of three percent (3%) of gross revenues for such Property and the actual management fees for such Property.

          (6)  "Advance Date" has the meaning assigned in Section 2.10(3).
                ------------                              ---------------

          (7)  "Affiliate" means, with respect to any Person, (a) any
                ---------
corporation in which such Person or any partner, shareholder, director, officer, member, or manager of such Person directly or indirectly owns or controls more than ten percent (10%) of the beneficial interest, (b) any partnership, joint venture or limited liability company in which such Person or any partner, shareholder, director, officer, member, or manager of such Person is a partner, joint venturer or member, (c) any trust in which such Person or any partner, shareholder, director, officer, member or manager of such Person is a trustee or beneficiary, (d) any entity of any type which is directly or indirectly owned or controlled by such Person or any partner, shareholder, director, officer, member or manager of such Person, (e) any partner, shareholder, director, officer, member, manager or employee of such Person, (f) any Person related by birth, adoption or marriage to any partner, shareholder, director, officer, member, manager, or employee of such Person, or (g) in the case of Borrower, any Borrower Party.

          (8)  "Agency" means The Redevelopment Agency of the City of Burbank
                ------
and any successor thereto.

          (9)  "Agency Notes" shall mean (a) that certain Promissory Note to
                ------------
Haagen-Burbank Partners (Phase 2 Loan), dated November 15, 1989, made payable by the Agency to the order of Haagen-Burbank Partners (the predecessor-in-interest to the Borrower) in the principal amounts of $18,500,000, (b) that certain Promissory Note to Haagen-Burbank Partners (Purchase Money Note), dated December 6, 1990, made payable by the Agency to the order of Haagen-Burbank Partners (the predecessor-in-interest to the Borrower) in the principal amounts of $33,000,000 and (c) the undenominated Promissory Note to Haagen-Burbank Partners (Second Implementation Agreement Note) issued by the Agency to Haagen-Burbank Partners (the predecessor-in-interest to the Borrower) pursuant to the Second Implementation Agreement, dated September 23, 1993, between the Agency and Haagen-Burbank Partners (the predecessor-in-interest to the Borrower), together with any amendments or other modifications thereto and any replacements or substitutes therefor.

          (10) "Agreement" means this Loan Agreement, as amended from time to
                ---------
time.

          (11) "Alternate Base Rate" means, for any day, a rate per annum equal
                -------------------
to the Prime Rate in effect for such day plus (a) two percent (2.0%) per annum,
                                         ----
if and for so long as the Loan-to-Value Ratio is greater than 75%, (b) one and three-quarters percent (1.75%) per annum, if and for so long as the Loan-to-Value Ratio is greater than 70%, but less than or equal to 75%, and (c) one and one-half percent (1.5%) per annum, if and for so long as the Loan-to-Value Ratio is 70% or less.

          (12) "Alternate Base Rate Loans" means Loans that bear interest at
                -------------------------
rates based upon the Alternate Base Rate.

          (13) "Applicable Lending Office" means, for each Lender and for each
                -------------------------
Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the respective signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained; provided that no Lender shall be permitted to change its Applicable
            -------- ----
Lending Office if as a result of such change either (i) pursuant to the provisions of Section 2.11(2) or Section 2.11(3), Borrower would be unable to
              ---------------    ---------------
maintain any Loans as Eurodollar Loans; or (ii) Borrower would be required to make any payment to such Lender pursuant to the provisions of Section 2.11(1) or
                                                              ---------------
Section 2.11(6).
---------------

          (14) "Applicable Margin" means (a) three percent (3.0%) per annum, if
                -----------------
and for so long as the Loan-to-Value Ratio is greater than 75%, (b) two and three-quarters percent (2.75%) per annum, if and for so long as the Loan-to-Value Ratio is greater than 70%, but less than or equal to 75%, and (c) two and one-half percent (2.5%) per annum if and for so long as the Loan-to-Value Ratio is 70% or less.

          (15) "Applicable Percentage" means, with respect to any Lender, the
                ---------------------
percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          (16) "Appraisal" means an appraisal of a Project prepared by an MAI
                ---------
appraiser satisfactory to the Administrative Agent, which appraisal must also
(a) satisfy the requirements of Title XI of the Federal Institution Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder (including the appraiser with respect thereto) and (b) be otherwise in form and substance satisfactory to the Administrative Agent.

          (17) "Appraised Value" means, with respect to any Project, the fair
                ---------------
market value thereof as determined by and as set forth in the Appraisal relating thereto.

          (18) "Assignment and Acceptance" means an Assignment and Acceptance,
                -------------------------
duly executed by the parties thereto, in substantially the form of Exhibit B
                                                                   -------
hereto and consented to by the Administrative Agent in accordance with Section
                                                                       -------
11.24(2).
--------

          (19) "Assignment of Rents and Leases" means an Assignment of Rents and
                ------------------------------
Leases, executed by Borrower for the benefit of the Administrative Agent (on behalf of the Lenders), and pertaining to leases of space in a Project, as the same may be modified or amended from time to time.

          (20) "Availability Period" means the period from and including the
                -------------------
Closing Date to but excluding the earlier of the Maturity Date and such earlier date on which the Commitments terminate in accordance with the terms of this Agreement.

          (21) "Available Credit" means, at any time, an amount equal to (i) the
                ----------------
lower of (A) the then effective Commitments of the Lenders and (B) the applicable Borrowing Base at such time minus (ii) the sum of (A) total Credit
                                       -----
Exposure of all the Lenders at such time and (B) if the REIT Debt has not been fully paid, the amount of the Blocked Availability.

          (22) "Basle Accord" means the proposals for risk-based capital
                ------------
framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

          (23) "Blocked Availability" has the meaning assigned in Section
                --------------------                              -------
2.12(8).
-------

          (24) "Borrower Party" means any Guarantor, any general partner in
                --------------
Borrower, and any general partner in any partnership that is a general partner in Borrower, at any level.

          (25) "Borrower's Investment" means, with respect to any Property,
                ---------------------
Borrower's or any of its Subsidiaries' investment in such Property (including all investments constituting, evidencing or secured by an interest in property, whether tangible or intangible and whether real, personal or mixed, that is used or intended for use in, or in any manner connected with or relating to, the ownership or leasing of such Property, specifically including, without limitation, investments in Subsidiaries owning or leasing Properties), at cost, on a consolidated basis, provided that in determining the cost of such
                         -------- ----
investments, there shall be included (i) the amount of all cash paid and the value (as reasonably determined by the Company for purposes of such investment) of any other property transferred therefor by Borrower or its Subsidiary, (ii) the amount of all Indebtedness and other obligations assumed or incurred by Borrower or its Subsidiary or to which Borrower or its Subsidiary takes subject, and (iii) the value (as determined by the Company for the purposes of such investment) of all equity securities of which the issuer is an entity that is, or upon such investment will be, included within Borrower or its Subsidiary and which are issued (otherwise than for cash) to, or retained by, any person other than Borrower or its Subsidiary in connection with such investment.

          (26) "Borrowing" means a Loan that is made, Converted or Continued as
                ---------
of any given date.

          (27) "Borrowing Base" means, at any given time, subject to Section
                --------------                                       -------
2.12 (including, without limitation, Section 2.12(3)),
----                                 ----------------

          (1) prior to the date on which the Loan-to-Value Ratio is reduced to 70% or less, the least of: (a) the lesser of (i) 78% of the Underwritten Value of all of the Projects, (ii) 70% of the Appraised Value of all of the Projects and (iii) an amount that results in the Loan-to-Value Ratio being equal to the Closing Date Loan-to-Value Ratio; (b) an amount that results in the Borrower attaining a Cash on Cash Return of 12.5%; and (c) an amount that results in the Borrower attaining a Debt Service Coverage of 1.25 to 1 calculated using Adjusted Net Operating Income for the Projects at such time for the four-quarter period ending as of the end of the most recent fiscal quarter for which financial statements are required to be delivered hereunder and annualized Debt Service assuming that the entire Credit Exposure at such time is bearing interest at the highest market Contract Rate available as of the date of determination for Loans Continued or Converted on such date for any then available Interest Period selected by the Administrative Agent; and

          (2) from and after the date on which the Loan-to-Value Ratio is reduced to 70% or less, the least of: (a) the lesser of (i) 70% of the Underwritten Value of all of the Projects and (ii) 65% of the Appraised Value of all of the Projects; (b) an amount that results in the Borrower attaining a Cash on Cash Return of 13%; and (c) an amount that results in the Borrower attaining a Debt Service Coverage of 1.4 to 1 calculated using Adjusted Net Operating Income for the Projects at such time for the four-quarter period ending as of the end of the most recent fiscal quarter for which financial statements are required to be delivered hereunder and assuming that the entire Credit Exposure at such time is bearing interest at the highest market Contract Rate available as of the date of determination for Loans Continued or Converted on such date for any then available Interest Period selected by the Administrative Agent.

          Notwithstanding the foregoing, the Borrowing Base shall be reduced by $475,300 (the "Borrowing Base Adjustment") until each of the following
               -------------------------
conditions (the "Food 4 Less Conditions") has been satisfied: (a) Borrower shall
                 ----------------------
have remitted to Fleming Companies, Inc. ("Fleming") all amounts due to Fleming
                                           -------
under subsection 5.2 of that certain Shopping Center Lease dated as of March 31, 2000 between Borrower, as landlord, and Fleming, as tenant, relating to the "Food 4 Less" Store located at the Southern Palms Center and (b) Borrower shall have delivered to Administrative Agent evidence of the same in form and substance reasonably satisfactory to Administrative Agent.

          Each of the Borrower, the Administrative Agent and each Lender acknowledges and agrees that the Borrowing Base as of the Closing Date is $185,831,000, after giving effect to the Borrowing Base Adjustment.

          (28) "Borrowing Base Certificate" means a certificate of Borrower
                --------------------------
substantially in the form of Exhibit C.
                             ---------

          (29) "Borrowing Base Imbalance" has the meaning assigned to such term
                ------------------------
in Section 2.7(6) hereof.
   --------------

          (30) "Borrowing Request" means a request by Borrower for a Borrowing
                -----------------
in accordance with Section 2.1(3).
                   --------------

          (31) "Business Day" means (a) any day other than a Saturday, a Sunday,
                ------------
or other day on which commercial banks located in New York City, New York or Los Angeles, California are authorized or required by law to remain closed and (b) in connection with a Borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing, payment, prepayment or Conversion, the term "Business Day" shall also exclude a day on which banks are not open for dealings in Dollar deposits in the London interbank market.

          (32) "Capital Expenditure Reserve Amount" means, for any Property, the
                ----------------------------------
greater of (i) an amount per annum equal to $0.30 multiplied by the number of rentable square feet for such Property and (ii) as of the first day of each calendar quarter, an amount equal to the actual Capital Expenditures for such Property for the immediately preceding consecutive (4) four calendar quarters.

          (33) "Capital Expenditures" means, for any period, the aggregate of
                --------------------
all expenditures (whether payable in cash or other property or accrued as a liability (but without duplication) during such period that, in conformity with GAAP, are required to be included in or reflected by the Company's, Borrower's or any of its Subsidiaries' fixed asset accounts as reflected in any of their respective balance sheets; provided, however, that Capital Expenditures shall
                           --------  -------
(a) include the sum of all expenditures by the Consolidated Businesses for tenant improvements, leasing commissions and property level capital expenditures (e.g., roof replacement, parking lot repairs, etc.) and (b) exclude capital expenditures in connection with expansions, initial developments and initial lease-up of Properties and the lease-up of any space at a Property which has been vacant for more than one (1) year.

          (34) "Cash and Cash Equivalents" means unrestricted (i) cash, (ii)
                -------------------------
marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; and (iii) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations), which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody's provided that such Cash and Cash Equivalents shall mature within one (1) year of
-------- ----
the acquisition thereof.

          (35) "Cash Collateral Account Agreement" means that certain Pledge
                ---------------------------------
Agreement, dated as of June 1, 2000 between Borrower and the Administrative Agent, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

          (36) "Cash on Cash Return" means, at any given time, the ratio,
                -------------------
expressed as a percentage, of (a) Adjusted Net Operating Income for all Projects for the immediately preceding four (4) full fiscal quarters to (b) the amount of the Credit Exposure at such time.

          (37) "Change in Control" means (a) the acquisition of ownership,
                -----------------
directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than Prometheus, of shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect control of Borrower or the Company by any Person or group other than Prometheus.

          (38) "Closing Date" means December 15, 2000.

          (39) "Closing Date Loan-to-Value Ratio" means 78%.
                --------------------------------

          (40) "Code" means the Internal Revenue Code of 1986, as amended from
                ----
time to time.

          (41) "Commitment" means, as to each Lender, the obligation of such
                ----------
Lender to make a Loan and to acquire participations in Letters of Credit in a principal amount up to but not exceeding the amount set opposite the name of such Lender on Schedule 1 under the caption "Commitment" or, in the case of a
               ----------
Person that becomes a Lender pursuant to an assignment permitted under Section
                                                                       -------
11.24(2), as specified in the respective instrument of assignment pursuant to
--------
which such assignment is effected, in any case as such Commitment may be (a) reduced from time to time pursuant to Section 2.5 and (b) reduced or increased
                                      -----------
from time to time pursuant to assignments by or to such Lender pursuant to
Section 11.24. The original aggregate principal amount of the Commitments is
-------------
$193,000,000.

          (42) "Company" means Center Trust, Inc., a Maryland corporation.
                -------

          (43) "Compliance Certificate" means a certificate of Borrower
                ----------------------
substantially in the form of Exhibit D.
                             ---------

          (44) "Consolidated Businesses" means the Company, Borrower and their
                -----------------------
wholly-owned Subsidiaries and, to the extent allocable to the Company, the Borrower and their wholly-owned Subsidiaries in accordance with GAAP, any other Person in whom the Company, Borrower or their wholly-owned Subsidiaries holds an investment, which investment is accounted for in the financial statements of the Company, the Borrower or their wholly-owned Subsidiaries on an equity basis of accounting and whose financial results would be consolidated under GAAP with the financial results of the Company, the Borrower and their wholly-owned Subsidiaries.

          (45) "Contingent Obligation" as to any Person means, without
                ---------------------
duplication, (i) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation required to be disclosed in the footnotes to such Person's financial statements in accordance with GAAP, guaranteeing partially or in whole any non-recourse Indebtedness, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person. The amount of any Contingent Obligation described in clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the interest rate applicable to such Indebtedness, through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of the applicable Borrower required to be delivered pursuant hereto. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (i) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is recourse, directly or indirectly to the applicable Borrower), the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that (X) such other Person has delivered Cash and Cash Equivalents to secure all or any part of such Person's guaranteed obligations or (Y) such other Person holds an Investment Grade Rating from either Moody's or S&P, and (ii) in the case of a guaranty, (whether or not joint and several) of an obligation otherwise constituting Indebtedness of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Indebtedness of such Person. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall not be deemed to include guarantees of loan commitments or of construction loans to the extent such commitments or loans have not been drawn upon.

          (46) "Continue" "Continuation" and "Continued" refer to the
                --------   ------------       ---------
continuation pursuant to Section 2.4 of a Eurodollar Loan from one Interest
                         -----------
Period to the next Interest Period for such Loan.

          (47) "Contract Rate" has the meaning assigned in Section 2.6.
                -------------                              -----------

          (48) "Convert" "Conversion" and "Converted" refer to a conversion
                -------   ----------       ---------
pursuant to the terms of this Agreement of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

          (49) "Credit Exposure" means, at any time, the sum of the outstanding
                ---------------
principal amount of the Loans and the LC Exposure at such time.

          (50) "Debt Service" means the aggregate interest and fees due under
                ------------
the Loan Documents for the period of time for which calculated.

          (51) "Debt Service Coverage" means, for the period of time for which
                ---------------------
calculation is being made, the ratio of Adjusted Net Operating Income from the Projects to Debt Service.

          (52) "Default Rate" means the lesser of (a) the maximum rate of
                ------------
interest allowed by applicable law, and (b) five percent (5%) per annum in excess of (i) with respect to Alternate Base Rate Loans, the Alternate Base Rate as in effect from time to time or (ii) with respect to Eurodollar Loans, the respective Contract Rate for such Eurodollar Loan.

          (53) "Dollars" and "$" means lawful money of the United States of
                -------       -
America.

          (54) "EBITDA" means, for any Person for any period, the Net Income
                ------
(Loss) of such Person for such period taken as a single accounting period, plus
                                                                           ----
(a) the sum of the following amounts of such Person and its subsidiaries for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of such Net Income (Loss): (i) depreciation expense, (ii) amortization expense and other non-cash charges, (iii) interest expense, (iv) income tax expense, (v) extraordinary losses (and other losses on asset sales not otherwise included in extraordinary losses determined on a consolidated basis in conformity with GAAP), and (vi) minority interests in Unconsolidated Entities, less (b) the sum of the following amounts of such
                         ----
Person and its subsidiaries determined on a consolidated basis in conformity with GAAP to the extent included in the determination of such Net Income (Loss):
(i) extraordinary gains (and in the case of Borrower, other gains on asset sales not otherwise included in extraordinary gains determined on a consolidated basis in conformity with GAAP), (ii) the applicable share of Net Income (Loss) of such Person's Unconsolidated Entities; plus (c) the portion allocable to such Person
                                  ----
of EBITDA of such Person's Unconsolidated Entities.

          (55) "Eligible Project Documents" means, with respect to any Eligible
                --------------------------
Project, the following documents:

          (a) A description of such Eligible Project, such description to include the age and location of such Eligible Project together with a current rent roll therefor;

          (b) A copy of the most recent ALTA Owner's Policy of Title Insurance (or commitment to issue such a policy to Borrower or its Subsidiary owning or to own such Eligible Project) relating to such Eligible Project showing the identity of the fee titleholder thereto and all matters of record as of its date;

          (c) A PML study for such Eligible Project prepared by a consultant acceptable to the Administrative Agent;

          (d) Engineering, mechanical, structural and maintenance studies performed by third party consultants with respect to such Eligible Project acceptable to the Administrative Agent;

          (e)  A Site Assessment of such Eligible Project;

          (f) A Borrowing Base Certificate setting forth on a pro forma basis the Borrowing Base and the Available Credit assuming that such Eligible Project is accepted as a Project for the purposes of the Borrowing Base; and

          (g) Such other information as the Administrative Agent may reasonably request in order to evaluate the Eligible Project;

provided that with respect to any Eligible Project, the Majority Lenders may
-------- ----
waive delivery of any of the Eligible Project Documents.

          (56) "Eligible Projects" means, collectively, such of the Properties
                -----------------
wholly owned by Borrower as shall (A) be approved by the Administrative Agent and (B) either (i) be approved by the Majority Lenders or (ii) subject to the provisions of Section 2.12, meet at any time and from time to time, each of the
              ------------
following minimum criteria:

          (a)  such Property is Unencumbered;

          (b) such Property is free of all material structural and title defects other than Permitted Encumbrances;

          (c) such Property is, as of the date upon which such Property is to be included in the Borrowing Base and as of the end of each succeeding fiscal quarter, (i) in compliance, in all material respects, with all applicable Environmental Laws, and (ii) not subject to any material Environmental Liabilities and Costs, in each case as initially verified by a written report of an environmental consultant reasonably acceptable to the Administrative Agent;

          (d) such Property is an unenclosed, anchored neighborhood shopping center or power center;

          (e)  such Property is owned in fee simple by Borrower; and

          (f) such Property has, as of the date upon which such Property is included in the Borrowing Base and as of the end of each succeeding fiscal quarter, a PML of 20% or less of the replacement cost therefor, in each case as initially verified by a PML study prepared by a consultant reasonably acceptable to the Administrative Agent.

          (57) "Environmental Claim" means any notice of violation, action,
                -------------------
claim, Environmental Lien, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any other Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restriction, resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Material or odor, audible noise or other nuisance, or other Release in, into or onto the environment (including, without limitation, the air, soil, surface water or groundwater) at, in, by, from or related to any property owned, operated or leased by Borrower or any of its Subsidiaries or any activities or operations thereof; (ii) the environmental aspects of the transportation, storage, treatment or disposal of Hazardous Materials in connection with any property owned, operated or leased by Borrower or any of its Subsidiaries or their operations or facilities; or (iii) the violation, or alleged violation, of any Environmental Laws, orders or environmental permits of or from any governmental authority relating to environmental matters connected with any property owned, leased or operated by Borrower or any of its Subsidiaries.

          (58) "Environmental Indemnity" means the Joint and Several Hazardous
                -----------------------
Material Guaranty and Indemnification Agreement among the Administrative Agent, Borrower and the Company.

          (59) "Environmental Laws" has the meaning assigned in Article 4.
                ------------------

          (60) "Environmental Liabilities and Costs" means as to any Person, all
                -----------------------------------
liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including, without limitation, any thereof arising under any Environmental Law, environmental permit, order or agreement with any governmental authority or other Person, and which relate to any environmental, health or safety condition, or a Release or threatened Release, and result from the past, present or future operations of, or ownership of property by, such Person or any of its subsidiaries.

          (61) "Environmental Lien" means any Lien in favor of any governmental
                ------------------
authority arising under any Environmental Law.

          (62) "Equity Infusion" means the purchase by Prometheus from the
                ---------------
Company pursuant to the Stock Purchase Agreement of up to 15,666,666 shares of the Company's Common Stock at a purchase price of $15.00 per share and a total purchase price of $234,999,990.

          (63) "ERISA" means the Employee Retirement Income Security Act of
                -----
1974, as amended from time to time.

          (64) "ERISA Affiliate" means any trade or business (whether or not
                ---------------
incorporated) that, together with Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          (65) "ERISA Event" means (a) any "reportable event", as defined in
                -----------
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          (66) "Eurodollar Loans" means Loans that bear interest at rates based
                ----------------
on rates referred to in the definition of "Libor Base Rate".

          (67) "Event of Default" has the meaning assigned in Article 9.
                ----------------

          (68) "Exchangeable Debt" shall mean the Indebtedness evidenced by the
                -----------------
71/4% Exchangeable Subordinated Debentures Due 2003 issued by the Borrower in the original principal amount of $30,000,000.

          (69) "Extension Conditions" means with respect to a permitted
                --------------------
extension of the Maturity Date for the Loans:

          (a) Borrower delivers to the Administrative Agent written notice (an "Extension Notice") requesting such extension at least ninety (90) days,
      ----------------
     but not more than one hundred twenty (120) days, prior to the then applicable Maturity Date;

          (b) no Event of Default or Potential Default exists on the date of the Administrative Agent's receipt of the Extension Notice or on the date of the effectiveness of the extension of the Maturity Date;

          (c) Borrower pays to the Administrative Agent (on behalf of the Lenders), a non-refundable extension fee equal to one quarter of one percent (0.25%) of the then amount of the Commitments;

          (d) Borrower executes and delivers to the Administrative Agent prior to the then applicable Maturity Date, in form reasonably acceptable to the Administrative Agent, an amendment to the Loan Documents evidencing such extension, together with all title date-down endorsements, updated Site Assessments, engineering reports and Appraisals (each dated as of a date not more than one hundred eighty (180) days prior to the then applicable Maturity Date), and other documentation reasonably required by the Administrative Agent;

          (e)  Borrower delivers a Compliance Certificate; and

          (f) Borrower pays to the Administrative Agent, on demand, all reasonable costs and expenses incurred by the Administrative Agent in connection with such extension.

          (70) "Federal Funds Rate" means, for any day, the rate per annum
                ------------------
(rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is
                          --------
to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to Bankers Trust Company on such Business Day on such transactions as determined by the Administrative Agent, or such other commercial bank as reasonably selected by the Administrative Agent.

          (71) "Financial Officer" means the chief financial officer, principal
                -----------------
accounting officer, treasurer or controller of the Company.


          (72) "Fixed Charges" means, with respect to any fiscal period, the
                -------------
sum of (a) Total Interest Expense and (b) the aggregate of all scheduled principal payments on Total Outstanding Indebtedness according to GAAP made or required to be made during such fiscal period for the Consolidated Businesses (but excluding balloon payments of principal due upon the stated maturity of an Indebtedness), and (c) the aggregate of all dividends payable on the Company's or any of its consolidated Subsidiaries' preferred stock.

          (73) "GAAP" means generally accepted accounting principles in the
                ----
United States of America.

          (74) "GECC" means General Electric Capital Corporation.
                ----

          (75) "Guarantee" of or by any Person (the "guarantor") means any
                ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, however, that the term Guarantee shall not
                            --------
include endorsements for collection or deposit in the ordinary course of business.

          (76) "Guarantors" means the Persons, if any, executing a Guaranty,
                ----------
including the Company.

          (77) "Guaranty" means the instruments of guaranty, if any, now or
                --------
hereafter in effect from a Guarantor to the Administrative Agent (on behalf of the Lenders).

          (78) "Hazardous Materials" has the meaning assigned in Article 4.
                -------------------

          (79) "Hedging Agreement" means any interest rate protection agreement,
                -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          (80) "Indebtedness" means, for any Person, without duplication: (a)
                ------------
all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable (excluding current trade payables incurred in the ordinary course of business), (b) all unfunded amounts under a letter of credit for which such Person would be liable, if such amounts were drawn under the letter of credit, (c) all amounts required to be paid by such Person as a guaranteed payment to partners, members (or other equity holders) or a preferred or special dividend, including any mandatory redemption of shares or interests,
(d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, (f) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss, (g) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (h) all obligations of such Person upon which interest charges are customarily paid, (i) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (j) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (k) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          (81) "Interest Election Request" means a request by Borrower to
                -------------------------
Convert or Continue a Borrowing in accordance with Section 2.4.
                                                   -----------

          (82) "Interest Period" means with respect to any Eurodollar Borrowing,
                ---------------
the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two or three months thereafter, as Borrower may elect; provided, that (i) if any Interest
                                          --------
Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) if any Interest Period would otherwise end after the Maturity Date, the related Loan shall not be Continued as, or Converted into, a Eurodollar Loan and shall bear interest at the Alternate Base Rate and (iv) Borrower may not elect two or three month Interest Periods until 120 days after the Closing Date or such earlier date as the Administrative Agent shall notify Borrower of the completion of its syndication efforts. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent Conversion or Continuation of such Borrowing.

          (83) "Investment Grade Rating" means a rating for a Person's senior
                -----------------------
long-term unsecured debt of BBB- or better from S&P or a rating of Baa3 or better from Moody's.

          (84) "Issuing Bank" means, from and after the date on which the Loans
                ------------
are syndicated to one or more financial institutions in accordance with Section
                                                                        -------
11.24, a Lender that (a) is designated in writing by the Administrative Agent,
-----
each other Lender and the Borrower as the Issuing Bank hereunder and (b) accepts such designation and agrees to be the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.2(9). The Issuing Bank
                                               -------------
may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. It is acknowledged and agreed that, as of the Closing Date, there is no Issuing Bank.

          (85) "Lazard Agreements" means, collectively, the Stockholders
                -----------------
Agreement, the Stock Purchase Agreement and the Registration Rights Agreement.

          (86) "LC Disbursement" means a payment made by the Issuing Bank
                ---------------
pursuant to a Letter of Credit.

          (87) "LC Exposure" means, at any time, the sum of (a) the aggregate
                -----------
undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          (88) "Letter of Credit" means any letter of credit issued pursuant to
                ----------------
this Agreement.

          (89) "LFSRI" means LF Strategic Realty Investors, L.P., a Delaware
                -----
limited partnership.

          (90) "Libor Base Rate" means, for any Interest Period for any
                ---------------
Eurodollar Loan, the rate per annum appearing on Page 3750 of the Dow Jones Markets (Telerate) Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m. London time on the date two Business Days prior to the first day of such Interest Period as the rate for the offering of Dollar deposits having a term comparable to such Interest Period, provided that if such rate does not appear on such page, or if such page shall
--------
cease to be publicly available, or if the information contained on such page, in the reasonable judgment of the Administrative Agent shall cease accurately to reflect the rate offered by leading banks in the London interbank market as reported by any publicly available source of similar market data selected by the Administrative Agent, the Libor Base Rate for such Interest Period shall be determined from such substitute financial reporting service as the Administrative Agent in its discretion shall determine.

          (91) "Lien" means any interest, or claim thereof, in the Project
                ----
securing an obligation owed to, or a claim by, any Person other than the owner of the Project, whether such interest is based on common law, statute or contract, including the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the Project.

          (92) "Loans" means the loans to be made by the Lenders to Borrower
                -----
under this Agreement.

          (93) "Loan Documents" means: (a) this Agreement, (b) the Notes, (c)
                --------------
the Guaranty, (d) the Environmental Indemnity, (e) the Mortgages, (f) the Assignments of Rents and Leases, (g) the Cash Collateral Account Agreement, (h) the Lockbox Agreement, (i) the Subordination of Management Agreement, (j) Uniform Commercial Code financing statements, (k) such assignments of management agreements, contracts and other rights as may be required by the Administrative Agent, (l) all other documents evidencing, securing, governing or otherwise pertaining to the Obligations, and (m) all amendments, modifications, renewals, substitutions and replacements of any of the foregoing.

          (94) "Loan-to-Value Ratio" means, as of the date such calculation is
                -------------------
being made, the ratio of (a) the then outstanding principal amount of the Loans to (b) the Underwritten Value of the Projects.

          (95) "Lockbox Agreement" has the meaning assigned in Section 3.4.
                -----------------                              -----------

          (96) "Majority Lenders" means Lenders holding at least 50% of the
                ----------------
Commitments.

          (97) "Management Agreements" means those certain Management Agreements
                ---------------------
between Managers and Borrower with respect to the management of the Projects by the Managers, as identified in Schedule 6.14, together with any management
                               -------------
agreements entered into with future Managers in accordance with the terms of this Agreement.

          (98) "Managers" means the property managers identified in Schedule
                --------                                            --------
6.14 which are initially the managers of the Projects under the Management
----
Agreements, together with any successor property managers appointed for the Projects in accordance with the terms of this Agreement.

          (99) "Material Adverse Effect" means a material adverse effect on (a)
                -----------------------
the business, assets, operations, or condition, financial or otherwise, of the Company, the Borrower and their Subsidiaries taken as a whole, (b) the ability of the Borrower or the Company to perform any of their respective obligations under the Loan Documents or (c) the rights or benefits available to the Lenders under the Loan Documents.

          (100) "Material Indebtedness" means Indebtedness (other than the
                 ---------------------
Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Borrower and its Subsidiaries in an aggregate principal amount exceeding $25,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          (101) "Maturity Date" means the earlier of April 1, 2002, or any
                 -------------
earlier date on which all of the Obligations are required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents; provided, however, that Borrower may extend the scheduled Maturity
           --------  -------
Date to April 1, 2003 provided that all of the Extension Conditions with respect to such extension are satisfied, all as reasonably determined by the Administrative Agent, and such extension will be effective as of the date which is the later to occur of (x) thirty (30) days after delivery of the Extension Notice and (y) the date of the satisfaction of the Extension Conditions, provided such effective date is not later than April 1, 2002.

          (102) "Moody's" means Moody's Investors Service, Inc.
                 -------

          (103) "Mortgage" means a Mortgage, Security Agreement and Fixture
                 --------
Filing, a Deed of Trust, Security Agreement and Fixture Filing, or a Deed to Secure Debt, Security Agreement and Fixture Filing, executed by Borrower in favor of the Administrative Agent (on behalf of the Lenders), covering a Project and any amendments, modifications, renewals, substitutions and replacements thereof.

          (104) "Mortgage Documents" means with respect to any Eligible
                 ------------------
Project, the following documents, where applicable, in the forms accepted by the Administrative Agent for the Projects, subject to appropriate revisions for state or property specific requirements:

          (a) a duly executed and acknowledged Mortgage, Assignment of Rents and Leases, Environmental Indemnity and Subordination of Management Agreement for such Eligible Project;

          (b)   a commitment for a title insurance policy (the "Title Insurance
                                                                ---------------
     Policy") issued by a title company reasonably acceptable to the
     ------
     Administrative Agent, in such form and amounts as are reasonably acceptable to the Administrative Agent, insuring that the Mortgage is a valid first priority Lien on such Eligible Project subject only to such exceptions to title as shall be acceptable to the Administrative Agent in its reasonable discretion and containing such endorsements and affirmative insurance as the Administrative Agent may reasonably require (including, without limitation, the endorsements and affirmative insurance issued with the title insurance policies insuring the Mortgages on the Initial Mortgaged Properties) and as are obtainable in the applicable jurisdiction, and true copies of each document, instrument or certificate required by the terms of each such policy or Mortgage to be, or have been, filed, recorded, executed or delivered in connection therewith;

          (c) an opinion reasonably satisfactory to the Administrative Agent of counsel and/or local counsel retained by Borrower with respect to the due execution and delivery, validity and enforceability of the Mortgage Documents and such other matters as may be reasonably required by the Administrative Agent;

          (d) duly executed UCC-1 Financing Statements under the applicable Uniform Commercial Code to be filed in connection with such Mortgage in form and substance reasonably satisfactory to the Administrative Agent, to perfect the Lien created by the applicable Mortgage;

          (e) (i) duly executed and acknowledged estoppel certificates in form and substance reasonably satisfactory to the Administrative Agent, each such estoppel certificate to be received by the Administrative Agent not later than 60 days after the date through which rent has been paid as indicated in such estoppel certificate, from such number of tenants of such Eligible Project as, when aggregated with tenants of the Projects included for purposes of the Borrowing Base that have delivered acceptable estoppel certificates, account for not less than 75% of the aggregate base rental revenues from all of the Projects and (ii) duly executed and acknowledged Subordination and Attornment Agreements (in recordable form and otherwise in the form attached as Exhibit E hereto) from such number of tenants of
                             ---------
     such Eligible Project as, when aggregated with (y) tenants of the Projects included for purposes of the Borrowing Base that have delivered acceptable Subordination and Attornment Agreements, and (z) other tenants of such Eligible Project and such other Projects who occupy the Projects under Leases that are, by their terms, subject and subordinate to the Liens of the respective Mortgages, account for not less than 75% of the aggregate base rental revenues from all of the Projects. For purposes of subparagraphs (i) and (ii) of this paragraph (e), with respect to each Project, the number of tenants of such Project that have delivered acceptable estoppel certificates or Subordination and Attornment Agreements shall be calculated as of the date of the Mortgage unless the Administrative Agent shall, in it sole and absolute discretion, permit calculation as of a later date;

          (f) an ALTA survey and surveyor's certification for such Eligible Project, in form and substance reasonably satisfactory to the Administrative Agent and dated not more than six (6) months prior to the date such Eligible Project is to become a Project;

          (g) payment to the Administrative Agent, or as the Administrative Agent may direct, of all title insurance premiums, documentary, stamp or intangible taxes, recording fees and mortgage taxes payable in connection with the recording of any of the Mortgage Documents or the issuance of the Title Insurance Policy;

          (h) an Appraisal for such Eligible Project dated not more than one hundred eighty (180) days prior to the date such Eligible Project is to become a Project;

          (i) written instructions to each tenant at such Eligible Project in substantially the form of Exhibit G; and
                               ---------

          (i) such additional documents, information and materials relating to such Eligible Project as the Administrative Agent may reasonably request.

          (105) "Multiemployer Plan" means a multiemployer plan as defined in
                 ------------------
     Section 4001(a)(3) of ERISA.

          (106) "Net Income (Loss)" means, for any Person for any period, the
                 ----------------
     aggregate of net income (or loss) of such Person and its subsidiaries for such period, determined on a consolidated basis in conformity with GAAP.

          (107) "Net Offering Proceeds" means all cash or other assets received
                 ---------------------
     by the Company as a result of the sale of Stock or Stock Equivalents in the Company, less reasonable costs and expenses paid or incurred by the Company in connection with such sale.

          (108) "Net Operating Income" means net operating income as determined
                 --------------------
     in accordance with GAAP (and adjusted to eliminate the straight lining of rents), except as otherwise provided in Section 2.12(3) with respect to the
                                             --------------
     Wal-Mart at Baldwin Hills, if such Property becomes a Project hereunder.

          (109) "Net Proceeds" means, with respect to any Property or the Agency
                 ------------
     Notes or any interest in any Property or any Agency Note, the gross purchase price, loan amount or other proceeds from the sale, transfer, financing, refinancing, taking or other disposition of such Property or Agency Note (or any interest therein in either) after the payment of any reasonable and customary expenses which are incurred by the Borrower in connection with such sale, transfer, financing, refinancing, taking or other disposition and which are payable to any Person who is not Affiliated with the Borrower (including Indebtedness which must be repaid in connection with such sale, transfer, financing, refinancing, taking or disposition and transfer taxes, brokerage commissions, escrow agent settlement and closing fees, and document or recording fees payable in connection with such sale, transfer financing, refinancing, taking or disposition); provided, however, that Net Proceeds shall not include any
                   --------  -------
     award or other compensation for the condemnation or other taking of any Property (other than the Projects) which is subject to a Lien in favor of the holder of any Secured Indebtedness relating to such Property, except to the extent provided in Section 3.3 hereof with respect to excess awards
                            -----------
     and/or compensation.

          (110) "Net Proceeds Remittance Period" means the period commencing on
                 ------------------------------
     (and including) the Closing Date and ending on the later to occur of (a) the date on which the Borrower satisfies the REIT Debt Requirements and (b) the date on which the Loan-to-Value Ratio is 70% or less.

          (111) "Notes" means the promissory notes of even date herewith as
                 -----
     provided for in Section 2.1(6) and all promissory notes delivered in
                     -------------
     substitution or exchange therefor, in each case as the same may be consolidated, severed, modified, amended or extended from time to time.

          (112) "Obligations" means the Loans, the LC Exposure, the Reduction
                 -----------
Fee and all other advances, debts, liabilities, obligations, covenants and duties owing by Borrower to the Lenders and the Issuing Bank, or any Affiliates of the Lenders and the Issuing Bank (of every type and description, present or future, whether or not evidenced by any note, guaranty or other instrument) arising under this Agreement or under any other Loan Document, whether or not for the payment of money, loan, guaranty, indemnification, foreign exchange transaction or Hedging Agreement or in any other manner, whether direct or indirect (including, without limitation, those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising under this Agreement or under any other Loan Document. The term "Obligations" includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to Borrower under this Agreement or any other Loan Document.

          (113) "Participant" has the meaning assigned in Section 11.24(3).
                 -----------                              ---------------

          (114) "Payor" has the meaning assigned in Section 2.10(3).
                 -----                              --------------

          (115) "PBGC" means the Pension Benefit Guaranty Corporation referred
                 ----
to and defined in ERISA and any successor entity performing similar functions.

          (116) "Permitted Encumbrances" means:
                 ----------------------

          (a) Liens imposed by law for taxes, assessments or governmental charges or claims that are not yet due or are being contested in compliance with Section 8.11;
          ------------

          (b) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with
     Section 8.11;
     ------------

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, government contracts, utility payments, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) easements, zoning restrictions, rights-of-way, minor defects, encroachments or irregularities in title and similar encumbrances on Real Property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of Borrower or any Subsidiary;

          (f)   any Lien securing the Obligations; and

          (g) with respect to any particular Project, the exceptions to title noted in the Title Insurance Policy issued to the Administrative Agent with respect to such Project, provided that the term "Permitted Encumbrances"
                              -------- ----
     shall not include any Lien securing Indebtedness other than Liens securing the Obligations.

          (117) "Permitted Investments" means:
                 --------- -----------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) certificates of deposit in an amount less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation;

          (e) money market funds invested primarily in one or more of the foregoing; and

          (f) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

          (118) "Permitted Securities Options" means any stock options,
                 ----------------------------
restricted stock and other rights of any kind in or with respect to Stock of the Company or Borrower issued or granted to, or held by, any employee or director of the Company or Borrower.

          (119) "Person" means any individual, corporation, partnership, joint
                 ------
venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

          (120) "Plan" means any employee pension benefit plan (other than a
                 ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          (121) "PML" means, with respect to any Project, the probable maximum
                 ---
loss for such Project for earthquake insurance coverage.

          (122) "Potential Default" means the occurrence of any event or
                 -----------------
condition which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

          (123) "Prepayment Date" has the meaning assigned in Section 2.7(5).
                 ---------------                              -------------

          (124) "Prime Rate" means the highest prime rate (or base rate)
                 ----------
reported in the Money Rates column or section of The Wall Street Journal as the rate in effect for corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) from time to time. If The Wall Street Journal ceases publication of the Prime Rate, the "Prime Rate" shall mean the prime rate (or base rate) announced by Bankers Trust Company, New York, New York (whether or not such rate has actually been charged by such bank). If such bank discontinues the practice of announcing the Prime Rate, the "Prime Rate" shall mean the prime or base rate charged by a large United States commercial bank selected by the Administrative Agent to its most creditworthy large corporate borrowers.

          (125) "Project" means an Eligible Project subject to a Mortgage in
                 -------
favor of the Administrative Agent.

          (126) "Project Release" has the meaning assigned in Section 2.9.
                 ---------------                              -----------

          (127) "Prometheus" means Prometheus Western Retail, LLC, a Delaware limited liability company.

          (128) "Property" means any retail property owned by the Consolidated
                 --------
Businesses.

          (129) "Proposed Lender" has the meaning assigned in Section 2.11(7).
                 ---------------                              --------------

          (130) "Reduction Fee" has the meaning assigned in Section 2.7(9).
                 -------------                              -------------

          (131) "Reduction Fee Percentage" means (a) one percent (1.0%) if the
                 ------------------------
Extension Conditions have not been satisfied and (b) one-half of one percent (0.5%) if the Extension Conditions have been satisfied.

          (132) "Registration Rights Agreement" means the Registration Rights
                 -----------------------------
Agreement, dated as of June 1, 1997, between the Company and Prometheus.

          (133) "Regulation D" means Regulation D of the Board of Governors of
                 ------------
the Federal Reserve System of the United States of America (or any successor), as the same may be modified and supplemented and in effect from time to time.

          (134) "Regulatory Change" means, with respect to any Lender, any
                 -----------------
change after the date hereof in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          (135) "REIT" means a domestic trust or corporation that qualifies as a
                 ----
real estate investment trust under the provisions of Sections 856, et seq. of
                                                                   -- ---
the Code.

          (136) "REIT Debt" shall mean, collectively, the Exchangeable Debt and
                 ---------
the Unsecured Debt.

          (137) "REIT Debt Fee" has the meaning assigned in Section 2.12(8).
                 -------------                              --------------

          (138) "REIT Debt Requirements" shall mean either (i) the satisfaction
                 ----------------------
in full of the REIT Debt or (ii) the sum of the principal amounts of the Blocked Availability and the Sinking Fund equaling or exceeding the amount necessary to fully satisfy the REIT Debt.

          (139) "REIT Debt Statement" has the meaning assigned in Section 8.10.
                 -------------------                              ------------

          (140) "Related Parties" means, with respect to any specified Person,
                 ---------------
such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          (141) "Release" means any release, spill, emission, leaking, pumping,
                 -------
pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching or mig ration on or into the indoor or outdoor environment or into or out of any property.

          (142) "Released Project" has the meaning assigned in Section 2.9.
                 ----------------                              -----------

          (143) "Remedial Action" means all actions, including without
                 ---------------
limitation any capital expenditures, required or necessary to (i) clean up, remove, treat or in any other way address any Hazardous Material or other substance in the indoor or outdoor environment, (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material or other substance so it does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care, or
(iv) bring facilities on any property owned or leased by the Borrower or any of its Subsidiaries into compliance with all Environmental Laws.

          (144) "Requesting Lender" has the meaning assigned in Section 2.11(7).
                 -----------------                              --------------

          (145) "Required Payment" has the meaning assigned in Section 2.10(3).
                 ----------------                              --------------

          (146) "Reserve Requirement" means, for any Interest Period for any
                 -------------------
Eurodollar Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Eurodollar Base Rate for any Interest Period for any Eurodollar Loans is to be determined as provided in the definition of "Libor Base Rate" or (ii) any category of extensions of credit or other assets that includes Eurodollar Loans.

          (147) "Responsible Officer" means the President or any Senior Vice
                 -------------------
President or Financial Officer of the Company.

          (148) "S&P" means Standard & Poor's Rating Services, a division of The
                 ---
McGraw-Hill Companies, Inc.

          (149) "Secured Indebtedness" means any Indebtedness of Borrower or any
                 --------------------
Subsidiary secured by a Lien.

          (150) "Securities" means any stock, shares, voting trust certificates,
                 ----------
partnership interests, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", including, without limitation, any "security" as such term is defined in Section 8-102 of the Uniform Commercial Code, or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include the Notes or any other evidence of the Obligations.

          (151) "Sinking Fund" has the meaning assigned in Section 2.8.
                 ------------                              -----------

          (152) "Site Assessment" means a "Phase I" environmental assessment for
                 ---------------
a Project prepared by an engineer engaged by the Administrative Agent at Borrower's expense, and in a manner reasonably satisfactory to the Administrative Agent, based upon an investigation, consistent with good customary and commercial practice, relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about such Project, and the past or present Release of any such substances.

          (153) "State" means, for each Project, the State in which such Project
                 -----
is located.

          (154) "Stock" means shares of capital stock, beneficial or partnership
                 -----
interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or non-voting, and includes, without limitation, common stock and preferred stock.

          (155) "Stock Equivalents" means all securities (other than Stock)
                 -----------------
convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any stock, whether or not presently convertible, exchangeable or exercisable.

          (156) "Stockholders Agreement" means the Stockholders Agreement dated
                 ----------------------
as of June 1, 1997, by and among Lazard Freres Real Estate Investors, LLC, LFSRI, Prometheus and the Company.

          (157) "Stock Purchase Agreement" means the Stock Purchase Agreement
                 ------------------------
dated as of July 1, 1997, by and among Prometheus, LFSRI and the Company.

          (158) "Subordination and Attornment Agreements" means a Subordination,
                 ---------------------------------------
Non-Disturbance and Attornment Agreement (in recordable form and otherwise in the form attached as Exhibit E hereto).

          (159) "Subordination of Management Agreements" means those certain
                  -------------------------------------
Manager's Consent and Subordination of Management Agreements by the Managers in favor of the Administrative Agent (on behalf of the Lenders).

          (160) "subsidiary" means, with respect to any Person (the "parent")
                 ----------                                          ------
at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          (161) "Subsidiary" means any subsidiary of the Company and/or
                 ----------
Borrower.

          (162) "Total Adjusted EBITDA" means, for any period, the aggregate
                 ---------------------
sum of the Adjusted EBITDA for the Consolidated Businesses.

          (163) "Total Interest Expense" means, for any period, the sum of (i)
                 ----------------------
interest expense of the Consolidated Businesses paid during such period and (ii) interest expense of the Consolidated Businesses accrued and/or capitalized for such period, in each case including participating interest expense but excluding extraordinary interest expense, and net of amortization of deferred costs associated with new financings or refinancings of existing Indebtedness.

          (164) "Total Outstanding Indebtedness" means, for any period, the sum
                 ------------------------------
of (i) the amount of Indebtedness of the Consolidated Businesses set forth on the then most recent quarterly financial statements of Borrower, prepared in accordance with GAAP, plus any additional Indebtedness incurred by the Consolidated Businesses since the time of such statements, and (ii) to the extent quantified, the Contingent Obligations of the Consolidated Businesses.

          (165) "Total Value" means, for any period, the aggregate sum of (i)
                 -----------
with respect to any Property (other than the Projects) which has been owned by the Consolidated Businesses for not less than four (4) consecutive fiscal quarters, as of the first day of each fiscal quarter for the immediately preceding consecutive four (4) fiscal quarters, an amount equal to Adjusted Net Operating Income relating to such Property for such period divided by 9.5%, (ii) with respect to any Property (other than the Projects)
----------
which has been owned by Borrower or the Consolidated Businesses for less than four (4) consecutive fiscal quarters, an amount equal to Borrower's Investment in such Property, (iii) with respect to the Projects, the lesser of the Appraised Value and the Underwritten Value thereof, and (iv) the Cash and Cash Equivalents of the Consolidated Business.

          (166) "Type" has the meaning assigned in Section 1.2.
                 ----                              -----------

          (167) "Unconsolidated Entity" means, with respect to any Person, at
                 ---------------------
any date, any other Person in whom such Person holds an investment, which investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person, if such statements were prepared as of such date.

          (168) "Underwritten Value" means, with respect to the Projects, the
                 ------------------
value of the Projects as determined by the Administrative Agent from time to time in accordance with its then customary underwriting standards. It is understood that the Underwritten Value of the Projects will fluctuate over time and that, following the occurrence of any facts or circumstances that bear upon the Underwritten Value of the Projects and/or the Administrative Agent's methodology for determining the same, (i) the Borrower shall have the right, at the Borrower's sole cost and expense, to submit to the Administrative Agent not more frequently than once each calendar month copies of new leases, lease modifications and other documents, materials and information, all certified by a Responsible Officer as being true, correct and complete, which bear upon the Underwritten Value of any of the Projects and request, based upon such information, that the Administrative Agent re-determine the Underwritten Value of the Project(s) in question and (ii) the Administrative Agent shall have the right, at the Borrower's sole cost and expense, to re-determine the Underwritten Value of the Projects (or any of them) on written notice to the Borrower and/or request that the Borrower submit (and the Borrower shall thereafter promptly submit) to the Administrative Agent copies of any documents, materials and information, all certified by a Responsible Officer as being true, correct and complete, which bear upon the Underwritten Value of any of the Projects and re-determine the Underwritten Value of the Project(s) in question on written notice to the Borrower; provided, however, that (a) the Administrative Agent shall not
                 --------  -------
redetermine the Underwritten Value of any individual Project under this clause
(ii) more frequently than one (1) time each calendar month and (b) the Borrower shall have the right, at its sole cost and expense, to request that the Administrative Agent review any re-determination of Underwritten Value by the Administrative Agent under this clause (ii) by giving written notice of such request for review to the Administrative Agent at any time during the ten (10) day period following the Administrative Agent's re-determination of Underwritten Value under this clause (ii), it being understood that the Administrative Agent's initial re-determination of the Underwritten Value of any given project shall continue to be the Underwritten Value thereof until such time (if any) as the Administrative Agent shall advise the Borrower in writing of a further revised Underwritten Value for such Project.

          (169) "Unencumbered" means, with respect to any Property, at any date
                 ------------
of determination, that such Property on such date:

          (a) is not subject to any Liens (including restrictions on transferability or assignability) of any kind (including any such Lien or restriction imposed by (i) any agreement governing Indebtedness, and (ii) the organizational documents of Borrower or any of its Subsidiaries), but excluding Permitted Encumbrances;

          (b) is not subject to any agreement (including (i) any agreement governing Indebtedness, and (ii) if applicable, the organizational documents of Borrower or any of its Subsidiaries) which prohibits or limits the ability of Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon such Property, other than Permitted Encumbrances (excluding any agreement or organizational document which limits generally the amount of Indebtedness which may be incurred by Borrower or its Subsidiaries); and

          (c) is not subject to any agreement (including any agreement governing Indebtedness) which entitles any Person to the benefit of any Lien (other than Permitted Encumbrances) on such Property, or would entitle any Person to the benefit of any such Lien upon the occurrence of any contingency (including, without limitation, pursuant to an "equal and ratable" clause).

For the purposes of this Agreement, any Property owned by a Subsidiary of Borrower shall not be deemed to be Unencumbered unless both (i) such Property and (ii) all stock or ownership interests owned directly or indirectly by Borrower in such Subsidiary is Unencumbered.

          (170) "Unmatured Surviving Obligation" means, as of any date, an
                 ------------------------------
Obligation which is contingent and unliquidated and not due and owing on such date and which pursuant to provisions of this Agreement survives termination of this Agreement and the repayment of the Loans and LC Disbursements.

          (171) "Unsecured Debt" shall mean the Indebtedness evidenced by the
                 --------------
7 1/2% Convertible Subordinated Debentures Due 2001, Series A and B, issued by the Company in the original principal amount of $150,000,000.

          (172) "Wal-Mart Lease" shall mean the lease, dated January 24, 2000,
                 --------------
as amended by an addendum, dated January 24, 2000 and an amendment, dated November 9, 2000, between Borrower and Wal-Mart Real Estate Business Trust.

          (173) "Withdrawal Liability" means liability to a Multiemployer Plan
                 --------------------
as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     Section 1.2  Types of Loan.  Loans hereunder are distinguished by "Type".
                  -------------
The "Type" of a Loan refers to whether such Loan is an Alternate Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type.

                                   ARTICLE 2

                                  LOAN TERMS
                                  ----------

     Section 2.1  The Commitments, Loans and Notes.
                  --------------------------------

          (1)  Loans.  Each Lender severally agrees, on the terms and conditions
               -----
of this Agreement (including, without limitation, the satisfaction or waiver of the conditions set forth in Schedule 2.1), to make Loans to Borrower from time
                            ------------
to time in Dollars during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Credit Exposure exceeding such Lender's Commitment or (b) the sum of the total Credit Exposures exceeding the total Commitments; provided, however, that at no time shall any Lender be
                   --------  -------
obligated to make a Loan or Loans (i) in excess of such Lender's Applicable Percentage of the Available Credit or (ii) if the REIT Debt is outstanding (except for (x) Loans being used to repay or acquire, in whole or in part, the REIT Debt while the amount of the Blocked Availability is in excess of the face principal amount of the then outstanding REIT Debt and all accrued and unpaid interest thereon and (y) a Borrowing of the Borrowing Base Adjustment upon satisfaction of the Food 4 Less Conditions). Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments.

          (2)  Borrowings.
               ----------

          (a)  Subject to Sections 2.1(7), 2.11(1), 2.11(2) and 2.11(3), each
                          --------------   ------   ------      ------
Borrowing shall be comprised entirely of Alternate Base Rate Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or affiliate of such Lender to make such Loan; provided that (i) any exercise of
                                            -------- ----
such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and (ii) each Lender shall use reasonable efforts to select a domestic or foreign branch or affiliate that would not result in the Borrower being required to pay additional amounts pursuant to Section 2.11(1) or Section 2.11(6) or make Eurodollar Loans
            --------------     --------------
unavailable under Section 2.11(3).
                  --------------

          (b) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $4,000,000. At the time that each Alternate Base Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that an Alternate Base Rate Borrowing may be in an aggregate amount
-------- ----
that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.2(5).  Borrowings of more than one Type may be outstanding at the same
-------------
time; provided that there shall not at any time be more than a total of five (5)
      -------- ----
Eurodollar Borrowings outstanding.

          (c) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to Convert or Continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          (3)  Requests for Borrowings.  To request a Borrowing, the Borrower
               -----------------------
shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three (3) Business Days before the date of the proposed Borrowing or (b) in the case of an Alternate Base Rate Borrowing, not later than 12:00 noon, New York City time, two (2) Business Day before the date of the proposed Borrowing; provided that any such notice of an Alternate Base Rate Borrowing to finance the
-------- ----
reimbursement of an LC Disbursement as contemplated by Section 2.2(5) may be
                                                       -------------
given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in the form of Exhibit H hereto (or
                                                    ---------
otherwise as approved by the Administrative Agent) and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information:

               (i) the aggregate amount of the requested Borrowing and the intended use thereof, which shall be a use permitted under Section
                                                                     -------
          8.14;
          ----

               (ii)  the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be an Alternate Base Rate Borrowing or a Eurodollar Borrowing;

               (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of "Interest Period"; and

               (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
          Section 2.3.
          -----------

          If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be (x) an Alternate Base Rate Borrowing if permitted pursuant to Section 2.1(7) or (y) if not permitted as a Eurodollar Borrowing
            -------------
under Section 2.1(7), a Eurodollar Borrowing with an Interest Period of one (1)
      -------------
month's duration (subject to the limitations set forth in Section 2.1(2)(b)).
                                                          ----------------
If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then Borrower shall be deemed to have selected an Interest Period of one (1) month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          (4)  Lending Offices.  The Loans of each Lender shall be made and
               ---------------
maintained at such Lender's Applicable Lending Office for Loans of such Type.

          (5)  Several Obligations.  The failure of any Lender to make any Loan
               -------------------
to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan, and neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender.

          (6)  Notes.
               -----

          (a)  Loan Notes.  The Loans made by each Lender shall be evidenced by
               ----------
     a single promissory note of Borrower substantially in the form of Exhibit
                                                                       -------
     A, payable to such Lender in a principal amount equal to the amount of its
     -
     Commitment as originally in effect and otherwise duly completed.

          (b)  Endorsements on Notes.  The date, amount, Type, interest rate and
               ---------------------
     duration of Interest Period (if applicable) of each Loan made by each Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of the Note held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided that the
                                                        --------
     failure of such Lender to make any such recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of such Loans.

          (c)  Substitution, Exchange and Subdivision of Notes.  No Lender shall
               -----------------------------------------------
     be entitled to have its Note substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's Commitment, Loans and Note pursuant to Section 11.24 and/or in
                                                     -------------
     connection with a Secondary Market Transaction pursuant to Section 11.9
                                                                ------------
     and/or pursuant to Section 11.10 (and, if requested by any Lender, Borrower
                        -------------
     agrees to so substitute or exchange any Note).

          (d)  Loss, Theft, Destruction or Mutilation of Notes.  In the event of
               -----------------------------------------------
     the loss, theft or destruction of any Note, upon Borrower's receipt of a reasonably satisfactory indemnification agreement executed in favor of Borrower by the holder of such Note, or in the event of the mutilation of any Note, upon the surrender of such mutilated Note by the holder thereof to Borrower, Borrower shall execute and deliver to such holder a new replacement Note in lieu of the lost, stolen, destroyed or mutilated Note.

          (7)  Limitation on Alternate Base Rate Loans.  Notwithstanding any
               ---------------------------------------
other provision of this Agreement, the maximum principal amount of Alternate Base Rate Loans which may be outstanding at any given time shall be $25,000,000 (the "ABR Limitation"). Borrower shall not be entitled to request, or to elect
      --------------
to Convert any Borrowing into, an Alternate Base Rate Loan if such Borrowing or Conversion, as the case may be, would cause the amount of Alternate Base Rate Loans outstanding at any given time to exceed the ABR Limitation, except under the circumstances provided in Sections 2.2(5), 2.11(1), 2.11(2) and 2.11(3) and
                              --------------------------------------------
as contemplated under clause (iii) of the definition of Interest Period.

     Section 2.2  Letters of Credit.
                  -----------------

          (1)  General.  Subject to the terms and conditions set forth herein
               -------
(including, without limitation, satisfaction or waiver of the conditions set forth in Schedule 2.1) and provided that an Issuing Bank has been designated in
         ------------
writing by the Administrative Agent, each

Lender and Borrower and such Issuing Bank has accepted such designation and agreed to issue Letters of Credit hereunder, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (2)  Notice of Issuance, Amendment, Renewal, Extension; Certain
               ----------------------------------------------------------
Conditions. To request the issuance of a Letter of Credit (or the amendment,
----------
renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (3) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that) (A) it is in an amount not less than $100,000 and (B) after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $25,000,000, (ii) the sum of the total Credit Exposures shall not exceed the total Commitments and (iii) not more than ten (10) Letters of Credit have been issued and are outstanding hereunder.

          (3)  Expiration Date.  Each Letter of Credit shall expire at or prior
               ---------------
to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is thirty (30) days prior to the Maturity Date.

          (4)  Participations.  By the issuance of a Letter of Credit (or an
               --------------
amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (5) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Potential Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (5)  Reimbursement.  If the Issuing Bank shall make any LC
               -------------
Disbursement in respect of a Letter of Credit, then Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided,
                                                                 --------
however, that the Borrower may, subject to the conditions to borrowing set forth
-------
herein, request in accordance with Section 2.1(3) that such payment be financed
                                   --------------
with an Alternate Base Rate Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Alternate Base Rate Borrowing and, if such Alternate Base Rate Borrowing would cause the aggregate amount of the Alternate Base Rate Borrowings to exceed the ABR Limitation, then, to the extent required to reduce the aggregate amount of the Alternate Base Rate Borrowings to the ABR Limitation, such Alternate Base Rate Borrowing shall be Converted into a Eurodollar Borrowing by either adding the principal amount of such Alternate Base Rate Borrowing to the principal amount of the Eurodollar Borrowing which is next scheduled to be Continued hereunder or, if no Eurodollar Borrowings are outstanding, by Converting such Alternate Base Rate Loan into a Eurodollar Loan on the earliest day on which the Borrower would be able to obtain a Eurodollar Loan under Section 2.1. If the Borrower fails to make such payment when due,
           -----------
the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.3 with respect to Loans made by such Lender (and Section
            -----------                                                -------
2.3 shall apply, mutatis mutandis, to the payment obligations of the Lenders),
---              ------- --------
and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of Alternate Base Rate Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

          (6)  Obligations Absolute.  Borrower's obligation to reimburse LC
               --------------------
Disbursements as provided in paragraph (5) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein;
(ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect; provided that payment by the Issuing Bank
                                     -------- ----
under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or willful misconduct of the Issuing Bank;
(iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; provided that such payment shall not have constituted gross
           -------- ----
negligence or willful misconduct of the Issuing Bank; or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder; provided that such other circumstance or happening shall not have
           -------------
been the result of gross negligence or willful misconduct of the Issuing Bank. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the
              -------- ----
Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (7)  Disbursement Procedures.  The Issuing Bank shall, promptly
               -----------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or
                                         -------- ----
delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

          (8)  Interim Interest.  If the Issuing Bank shall make any LC
               ----------------
Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Alternate Base Rate Loans; provided that, if the Borrower fails to
                                         -------- ----
reimburse such LC Disbursement when due pursuant to paragraph (5) of this Section, then Section 2.6(3) shall apply. Interest accrued pursuant to this
              -------------
paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (5) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (9)  Replacement of the Issuing Bank.  The Issuing Bank may be
               -------------------------------
replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.13(2). From and after the effective date of
                         --------------
any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (10) Cash Collateralization.  If any Event of Default shall occur and
               ----------------------
be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the
                                                        -------- ----
obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Sections 9.8 or 9.9. Such deposit shall be
                                     -------------------
held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Majority Lenders) be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of

Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

     Section 2.3  Funding of Borrowings  Each Lender shall make each Loan to be
                  ---------------------
made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower not later than 3:00 p.m., New York City time, by wire transfer of immediately available funds to an account in the United States designated by the Borrower; provided, however, that (i) Alternate Base Rate Loans made to
              --------  -------
finance the reimbursement of an LC Disbursement as provided in Section 2.2(5)
                                                               --------------
shall be remitted by the Administrative Agent to the Issuing Bank and (ii) Loans made from Blocked Availability shall, at the Administrative Agent's option, be remitted by the Administrative Agent to the holders of the REIT Debt (or the trustee for such holders or, in the case of an acquisition of REIT Debt permitted hereunder, to the broker or dealer acquiring the REIT Debt in question on behalf of the Borrower or the Company).

     Section 2.4  Interest Elections.
                  ------------------

          (1) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the event of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, Borrower may elect to Convert such Borrowing to a different Type or to Continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (2) To make an election pursuant to this Section, Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.1(3) if the Borrower were
                                          --------------
requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (3) Each telephonic and written Interest Election Request shall specify the following information:

              (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an Alternate Base Rate Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period then Borrower shall be deemed to have selected an Interest Period of one (1) month's duration.

          (4) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (5) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be Continued as a Eurodollar Borrowing having an Interest Period of one (1) month's duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Majority Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be Converted to or Continued as a Eurodollar Borrowing having an Interest Period other than one (1) month and (ii) unless repaid, each Eurodollar Borrowing having an Interest Period greater than one (1) month shall be Converted to an Eurodollar Borrowing having an Interest Period of one (1) month at the end of the Interest Period applicable thereto.

     Section 2.5  Termination and Reduction of Commitments
                  ----------------------------------------

          (1) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

          (2) Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in
                 -------- ----
an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Sections 2.6 or 2.8 the sum of the Credit Exposures would exceed the total
     -------------------
Commitments.

          (3) Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (2) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination
                                      -------- ----
of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

          (4) Notwithstanding anything to the contrary in this Agreement, during the Net Proceeds Remittance Period, amounts that are repaid may not be reborrowed, except to pay or acquire (in whole or, subject to the conditions hereof, in part) the REIT Debt.

     Section 2.6  Interest Rate; Late Charge.
                  --------------------------

          (1) The Loans comprising each Alternate Base Rate Borrowing shall bear interest at a rate of interest per annum equal to the Alternate Base Rate. The Loans comprising each Eurodollar Borrowing shall bear interest at a rate of interest per annum equal to the Adjusted Libor Rate plus the Applicable Margin
                                                    ----
(the "Contract Rate").
      -------------

          (2) Interest shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) and the numerator of which is the actual number of days elapsed from the date of the initial advance or the date on which the immediately preceding payment was due.

          (3) If Borrower fails to pay any installment of interest or principal on the date on which the same is due, Borrower shall pay to the Administrative Agent (on behalf of the Lenders), as liquidated damages and not as a penalty, interest at the Default Rate on such amount from the date when due until paid, but not in excess of the maximum amount of interest allowed by applicable law. In addition, but without duplicating amounts due under the prior sentence, while any Event of Default exists, the Loans shall bear interest at the Default Rate; provided, however, that during the continuance of an Event of Default the
--------  -------
Administrative Agent may suspend the right of Borrower to Continue any Loan as a Eurodollar Loan having an Interest Period of greater than one (1) month, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) into Eurodollar Loans having an Interest Period of greater than one (1) month.

          Section 2.7  Terms of Payment.  The Loans shall be payable as follows:
                       ----------------

          (1) Interest.  Borrower shall pay interest in arrears on (a) in the
              --------
case of a Eurodollar Borrowing, the last day of each Interest Period (or, in the case of a Eurodollar Borrowing with an Interest Period of more than one (1) month's duration, each day prior to the last day of such Interest Period that occurs at intervals of one (1) month's duration after the first day of such Interest Period) and (b) in the case of an Alternate Base Rate Borrowing, the first Business Day of each month, in any case until all Obligations are paid in full; provided, however, that (i) interest accrued pursuant to Section 2.6(3)
      --------  -------                                        --------------
shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an Alternate Base Rate Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and

(iii) in the event of any Conversion of any Eurodollar Loan prior to the end of the then current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such Conversion.

          (2) Payment on Property Sales.  If, during the Net Proceeds Remittance
              -------------------------
Period, the Borrower or any of its Subsidiaries sells, finances, refinances or otherwise transfers (as defined in Section 8.1) or disposes of any of the
                                   -----------
Properties or the Agency Notes or any of the Properties (or any portion thereof) is taken in a condemnation proceeding, then the Borrower shall notify the Administrative Agent with respect thereto as provided in Section 7.2 and all Net
                                                         -----------
Proceeds from the sale, financing, refinancing, transfer, taking or other disposition of such Property or any of the Agency Notes, as applicable, shall be paid to the Administrative Agent for application to the outstanding principal balance of the Loans, concurrently with the closing of such sale, financing, refinancing or other transfer. In connection with any such sale, financing, refinancing, transfer, taking or other disposition of any Property or any of the Agency Notes occurring during the Net Proceeds Remittance Period, Borrower shall deliver to the Administrative Agent, to the extent not previously delivered under Section 7.2, a closing or settlement statement showing the calculation of
      -----------
Net Proceeds, certified by a Responsible Officer as being true, correct and complete, and, within five (5) days after the Administrative Agent's request (and, in the case of any sale, financing, refinancing, transfer, taking or other disposition of any Project during the Net Proceeds Remittance Period, on or prior to the closing date for any such sale, financing, refinancing, transfer, taking or other disposition if requested by the Administrative Agent prior to such closing), copies of all bills, invoices, agreements and instruments in support thereof. In the event that, at the time of any such sale, financing, refinancing, transfer, taking or other disposition occurring during the Net Proceeds Remittance Period, there are no Loans outstanding, then the Net Proceeds from such sale, financing, refinancing, transfer, taking or other disposition shall be deposited into the Sinking Fund for disbursement in accordance with Section 2.8.
                -----------

          (3) Maturity.  On the Maturity Date, Borrower shall pay to the
              --------
Administrative Agent (on behalf of the Lenders) all outstanding principal, accrued and unpaid interest, and any other Obligations (other than Unmatured Surviving Obligations) due under the Loan Documents.

          (4) Voluntary Prepayment.  Borrower shall have the right at any time
              --------------------
and from time to time to prepay any Borrowing in whole or in part, without premium (except for any applicable Reduction Fee) or penalty, subject to prior notice in accordance with this paragraph. Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three (3) Business Days before the date of prepayment, or (ii) in the case of prepayment of an Alternate Base Rate Borrowing, not later than 12:00 noon, New York City time, one (1) Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given
                               -------- ----
in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.5(3), then such notice of prepayment may be revoked if
                --------------
such notice of termination is revoked in accordance with Section 2.5(3).
                                                         --------------
Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a

Borrowing of the same Type as provided in Section 2.1. Each prepayment of a
                                          -----------
Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.7(1) and any applicable expenses pursuant to Section
            -------------                                          -------
2.11(5).
------

          (5) Mandatory Prepayment.  If, at any time from and after the Closing
              --------------------
Date, (i) the Company or Borrower merges or consolidates with another Person and the Company or Borrower, as the case may be, is not the surviving entity, or
(ii) the Company, Borrower, any of its consolidated Subsidiaries ceases to provide property management services (excluding for such purposes property management contracts with third parties that are terminable on not more than 30 days' notice) to Properties accounting for at least 80% of the aggregate base rental revenues from all of the Properties in which Borrower has an ownership interest (the date any such event shall occur being the "Prepayment Date"),
                                                         ---------------
Borrower shall be required to prepay the Loans in their entirety as if the Prepayment Date were the Maturity Date and the Commitments thereupon shall be terminated. Borrower shall immediately make such prepayment on the Prepayment Date and shall return or cause to be returned all Letters of Credit to the Issuing Bank. In connection with the prepayment of any Loan prior to the maturity thereof, Borrower shall also pay any applicable expenses pursuant to
Section 2.11(5) hereof. Each such prepayment shall be applied to prepay ratably
--------------
the Loans of the Lender. Amounts prepaid pursuant to this subsection (5) may not be reborrowed.

          (6) Borrowing Base Imbalance.  If at any time the aggregate Credit
              ------------------------
Exposure of the Lenders at such time exceeds the lower of (a) the Borrowing Base minus the Blocked Availability and (b) the then effective Commitments at such
-----
time (a "Borrowing Base Imbalance"), Borrower shall prepay the Loans then
         ------------------------
outstanding in an amount equal to such excess, together with accrued interest within one (1) Business Day of such event occurring. It is understood that a Borrowing Base Imbalance may occur or exist as a result of, among other things, changes to the Underwritten Value of any of the Projects and/or the determination or re-determination of the Appraised Value of any of the Projects. In connection with any such prepayment, Borrower shall also pay any applicable expenses pursuant to Section 2.11(5).
                     ---------------

          (7) Application of Payments.  All payments received by the
              -----------------------
Administrative Agent under the Loan Documents shall be applied:  first, to any
                                                                 -----
fees and expenses then due to the Administrative Agent and the Lenders under the Loan Documents, including the Reduction Fee; second, to any Default Rate
                                             ------
interest or late charges; third, to accrued and unpaid interest; and fourth, to
                          -----                                      ------
the principal sum and other amounts due under the Loan Documents; provided,
                                                                  --------
however, that, if an Event of Default exists the Administrative Agent shall
-------
apply such payments in any order or manner as the Administrative Agent shall determine.

          (8) Amortization.  Borrower shall make a payment to the Administrative
              ------------
Agent for the benefit of the Lenders on account of the principal amount of the Loans in an amount equal to $1,400,000 (A) commencing on the first interest payment date to occur after December 31, 2000 and continuing on each interest payment date thereafter that occurs at intervals of one month's duration until such time as (i) the REIT Debt has been fully paid and (ii) the Loan-to-Value Ratio is reduced to 75% or less and (B) thereafter, monthly on the first interest payment date to occur in each month (if any) that the Loan-to-Value Ratio is more than 75% as of the first Business Day of such month. Payments made by Borrower under this subsection (8) shall be in addition to (and not credited by) payments made by Borrower under subsection (2) above.

          (9) Reduction Fee.  Borrower shall pay to the Administrative Agent (on
              -------------
behalf of the Lenders) a fee (the "Reduction Fee") in an amount equal to the
                                   -------------
applicable Reduction Fee Percentage of:


          (a) the principal amount of any reduction in the Commitments, simultaneously with any termination or reduction of the Commitments under
     Section 2.5 or otherwise which occurs after the expiration of the Net
     -----------
     Proceeds Remittance Period (including, without limitation, a termination of the Commitments as a result of the occurrence of the Maturity Date);

          (b) if any termination or reduction of the Commitments occurs during the Net Proceeds Remittance Period, but occurs in connection with a repayment that results in the expiration of the Net Proceeds Remittance Period, to the extent of and simultaneously with any such termination or reduction of the Commitments which occurs while the Loan-to-Value Ratio is less than 70% assuming that such termination or reduction (and repayment) is made in a series of one dollar ($1.00) terminations or reductions (and repayments) (as applicable); and

          (c) the difference, on the Maturity Date, between (x) the highest amount of the Commitments from time to time minus (y) the amount of the Commitments as of the date of the expiration of the Net Proceeds Remittance Period (after giving effect to clause (b) above), on the Maturity Date.

     It is the intention of the parties that a Reduction Fee shall ultimately be paid on 100% of the highest amount of the Commitments from time to time.
     If all of the Commitments are terminated during the Net Proceeds Remittance Period (including, without limitation, a termination of the Commitments as a result of the occurrence of the Maturity Date), then, without duplicating any of the foregoing payments, a Reduction Fee shall be paid on the date of such termination on 100% of the highest amount of the Commitments from time to time. To the extent any Reduction Fee is not paid when due, the same shall be accompanied by interest thereon at the Default Rate from the date when due to the date when paid.

     Section 2.8  Security; Sinking Fund.
                  ----------------------

          (1) The Loans shall be secured by the Mortgages creating a first lien on each of the Projects, the Assignment of Rents and Leases and the other Loan Documents.

          (2) As further security for the Loan, Borrower agrees that if, at any time prior to the satisfaction of the REIT Debt Requirements, the Borrower or any of its Subsidiaries sells, finances, refinances, transfers (as defined in
Section 8.1) or otherwise disposes of any or all of the Properties or the Agency
-----------
Notes, then all Net Proceeds from the sale, financing, refinancing, transfer or other disposition of such Property or the Agency Notes shall be paid to the Administrative Agent for application to the outstanding principal balance of the Loans. In the event that, at the time of any such sale, financing, refinancing, transfer or other disposition, there are no Loans outstanding, then the Net Proceeds from such sale, financing, refinancing, transfer or other disposition shall be deposited into an account (the "Sinking Fund") with the Administrative Agent for the benefit of Lenders,
      ------------
which Sinking Fund shall be under the sole dominion and control of the Administrative Agent and shall be disbursed by the Administrative Agent as herein required. The Sinking Fund shall be entitled "CT Operating Partnership, L.P. for the Benefit of General Electric Capital Corporation, as the Administrative Agent and Secured Party," provided that the Administrative Agent shall have the option to cause the financial institution maintaining such account to change the name of the Sinking Fund by giving notice to Borrower and such institution. Borrower hereby grants to the Administrative Agent a first priority security interest in the Sinking Fund and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of the Administrative Agent a perfected first priority security interest in the Sinking Fund, including, without limitation, executing and filing UCC-1 Financing Statements and continuations thereof and entering into agreements reasonably required to confirm the Administrative Agent's dominion and control over the Sinking Fund. Except to the extent provided in the next sentence, the Administrative Agent shall have the sole right to make withdrawals from the Sinking Fund and all reasonable out-of-pocket costs and expenses for establishing and maintaining the Sinking Fund shall be paid by Borrower. Provided that no Potential Default, Event of Default or Borrowing Base Imbalance exists and is continuing, funds on deposit in the Sinking Fund shall, at the request of the Borrower, be paid by the Administrative Agent either (a) to or at the direction of the holders of the REIT Debt in reduction of the REIT Debt, whether upon the scheduled maturity of the REIT Debt or at any time prior thereto, or (b) to or at the direction of the Borrower, provided that in connection with any such disbursement there shall be an increase in the amount of the Blocked Availability by an amount equal to the amount of such disbursement. All funds on deposit in the Sinking Fund following the occurrence and during the continuance of an Event of Default may be applied by the Administrative Agent in such order and priority as the Administrative Agent shall determine. No delay or omission of the Administrative Agent or the Lenders in exercising any right under this Section shall impair any such right, or shall be construed as a waiver of, or acquiescence in, any Event of Default.

     Section 2.9  Release of Project.  Provided that no Potential Default, Event
                  ------------------
of Default or Borrowing Base Imbalance has occurred and is continuing (or would occur or exist as a result of or following a Project Release), Borrower shall have the right, subject to the provisions of this Section 2.9 and Section
                                                  -----------     -------
2.12(5) hereof, to obtain a release of a Project from the Lien of the Mortgage
-------
Documents relating thereto (a "Project Release").  In the event Borrower seeks
                               ---------------
to obtain a Project Release, the Administrative Agent shall release such Project (the "Released Project") from the Lien of the Mortgage Documents relating
      ----------------
thereto, but only upon satisfaction of all of the following conditions:

               (i) Any request for Project Release shall be made in writing to the Administrative Agent no less than five (5) Business Days prior to the date of the requested Project Release;

               (ii) The proposed Released Project is being sold to or financed by a Person that is unaffiliated with either the Borrower or the Company pursuant to a bona-fide arm's length sale or financing transaction and, in the case of any sale of the Media City Center Project, the gross proceeds payable to Borrower are not less than $100,000,000;

               (iii) During the Net Proceeds Remittance Period, Borrower shall pay to the Administrative Agent, concurrently with such Project Release, 100% of the Net Proceeds from the sale or financing of such Released Project (or such lesser amount as may at the time be required to bring about an expiration of the Net Proceeds Remittance Period) for the payment of Loans pursuant to Section 2.7(2) or deposit into
                                               --------------
          the Sinking Fund pursuant to Section 2.8;
                                       -----------

               (iv) Borrower shall pay all of the Administrative Agent's reasonable costs and expenses, including counsel fees and disbursements, incurred in connection with the Project Release and the review and approval of the documents and information required to be delivered in connection therewith; and

               (v) Borrower shall deliver to the Administrative Agent simultaneously with the request referred to in clause (i) above, (A) a Borrowing Base Certificate signed by a Responsible Officer of Borrower, representing and certifying the pro forma calculations after
                                                    --- -----
          giving effect to the proposed Project Release, and if such pro forma Borrowing Base Certificate demonstrates that the Project Release would result in a Borrowing Base Imbalance, Borrower shall not be entitled to such Project Release unless Borrower shall prepay Loans concurrently with such Project Release and otherwise in accordance with Section 2.(6), and (B) a certification from a Responsible Officer
               -------------
          as to the bona-fide arm's length nature of the proposed sale of such Released Property and, until the expiration of the Net Proceeds Remittance Period, a calculation of the Net Proceeds expected to result therefrom, together with such supporting documentation with respect to such calculation as the Administrative Agent may reasonably request.

     Section 2.10  Payments; Pro Rata Treatment; Etc.
                   ---------------------------------

          (1)  Payments Generally.
               ------------------

          (a)  Payments by Borrower.  Except to the extent otherwise provided
               --------------------
     herein, all payments of principal, interest, LC Disbursements and other amounts to be made by Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by Borrower under any other Loan Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at an account designated by the Administrative Agent by notice to Borrower, not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

          (b)  Application of Payments.  Subject to the provisions of Section
               -----------------------                                -------
     2.7(7), Borrower shall, at the time of making each payment under this
     ------
     Agreement or any Note for the account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans, LC Disbursements or other amounts payable by Borrower hereunder to which such payment is to be applied (and in the event that Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders and the Issuing Bank for application in such manner as it may determine to be appropriate, subject to Section 2.10(2) and any
                                                       --------------
     other agreement among the Administrative Agent, the Lenders and the Issuing Bank with respect to such application).

          (c) Forwarding of Payments by Administrative Agent.  Except as
              ----------------------------------------------
     otherwise agreed by the Administrative Agent, the Lenders and the Issuing Bank, each payment received by the Administrative Agent under this Agreement or any Note for account of any Lender or the Issuing Bank shall be paid by the Administrative Agent promptly to such Lender or the Issuing Bank, as applicable, in immediately available funds, for the account of such Lender's Applicable Lending Office for the Loan or other Obligation in respect of which such payment is made (if applicable).

          (d) Extensions to Next Business Day.  If the due date of any payment
              -------------------------------
     under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

          (2) Pro Rata Treatment.  Except to the extent otherwise provided
              ------------------
herein:  (a) each advance of a Loan from the Lenders under Section 2.1(1) shall
                                                           --------------
be made from the Lenders, and any termination of the obligation to make an advance of the Loans shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) except as otherwise provided in Section 2.11(4), Loans shall be allocated pro
                                ---------------
rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Loans) or their respective Loans (in the case of Conversions or Continuations of Loans); (c) each payment or prepayment of principal of Loans or unreimbursed LC Disbursements by Borrower shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans or unreimbursed LC Disbursements held by them; and (d) each payment of interest on Loans or unreimbursed LC Disbursements by Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans or unreimbursed LC Disbursements then due and payable to the respective Lenders.

          (3) Non-Receipt of Funds by the Administrative Agent.  Unless the
              ------------------------------------------------
Administrative Agent shall have been notified by a Lender or Borrower (in either case, the "Payor") prior to the date on which the Payor is to make payment to
           -----
the Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of Borrower) a payment to the Administrative Agent for account of any Lender hereunder or the Issuing Bank (in either case, such payment being herein called the "Required Payment"), which
                                                   ----------------
notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by
                             ------------
by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (a) the Federal Funds Rate for such day in the case of payments returned to the Administrative Agent by any of the Lenders or (b) the applicable interest rate due hereunder with respect to payments returned by Borrower to the Administrative Agent and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the
                            --------
Payor shall return the Required Payment to the Administrative Agent within three
(3) Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

          (a) if the Required Payment shall represent a payment to be made by Borrower to the Lenders or the Issuing Bank, Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Default Rate (without duplication of the obligation of Borrower under Section 2.6 to pay interest on the
                                         -----------
     Required Payment at the Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of Borrower under Section 2.6 to pay
                                                       -----------
     interest at the Default Rate in respect of the Required Payment, and

          (b) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to Borrower, the Payor and Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in
     Section 2.6 is applicable to the Type of such Loan, it being understood
     -----------
     that the return by Borrower of the Required Payment to the Administrative Agent shall not limit any claim Borrower may have against the Payor in respect of such Required Payment.

          (4) Sharing of Payments, Etc.
              ------------------------

          (a) Right of Set-off.  Borrower agrees that, in addition to (and
              ----------------
     without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), at any time after the occurrence and during the continuance of an Event of Default, to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, participations in LC Disbursements or any other Obligations payable to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness is then due to Borrower), in which case it shall promptly notify Borrower and the Administrative Agent thereof, provided that such
                                                           --------
     Lender's failure to give such notice shall not affect the validity thereof.

          (b) Sharing.  If any Lender shall obtain from Borrower payment of any
              -------
     principal of or interest on any Loan or any participation in LC Disbursements owing to it or payment of any other amount under this Agreement or any other Loan Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans, participations in LC Disbursements or such other amounts then due hereunder or thereunder by Borrower to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans, participations in LC Disbursements or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans, participations in LC Disbursements or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

          (c) Consent by Borrower.  Borrower agrees that any Lender so
              -------------------
     purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans, participations in LC Disbursements or other amounts (as the case may be) owing to such Lender in the amount of such participation.

          (d) Rights of Lenders; Bankruptcy.  Nothing contained herein shall
              -----------------------------
     require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower.
     If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section
                                                                        -------
     2.10(4) applies, such Lender shall, to the extent practicable, exercise its
     -------
     rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 2.10(4) to share in the
                                               ---------------
     benefits of any recovery on such secured claim.

     Section 2.11  Yield Protection; Etc.
                   ----------------------

          (1) Additional Costs.
              ----------------

          (a) Costs of Making or Maintaining Eurodollar Loans.  Borrower shall
              -----------------------------------------------
     pay directly to each Lender and the Issuing Bank from time to time such amounts as such Lender or the Issuing Bank may reasonably determine to be necessary to compensate such Lender or the Issuing Bank for any costs that such Lender or the Issuing Bank determines are attributable to its making or maintaining of any Eurodollar Loans or issuing or maintaining any Letters of Credit or its obligation to make any Eurodollar Loans or issue or participate in any Letters of Credit hereunder, or any reduction in any amount receivable by such Lender or the Issuing Bank hereunder in respect of any of such Loans or Letters of Credit or such obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"),
                                                           ----------------
     resulting from any Regulatory Change that:

          (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) or the Issuing Bank to any tax, duty or other charge in respect of such Loans or its Note or any Letters of Credit or changes the basis of taxation of any amounts payable to such Lender or the Issuing Bank under this Agreement or its Note in respect of any of such Loans or any Letters of Credit (excluding changes in the rate of tax on the overall net income or franchise taxes in lieu of taxes on the overall net income of such Lender or of such Applicable Lending Office or the Issuing Bank by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office or the Issuing Bank has its principal office); or

          (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement used in the determination of the Adjusted Libor Rate for any Interest Period for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Libor Base Rate") or the Issuing Bank, or any commitment of such Lender (including, without limitation, the Commitment of such Lender hereunder) or the Issuing Bank; or

          (iii) imposes any other condition affecting this Agreement or its Note (or any of such extensions of credit or liabilities) or its Commitment or any Letter of Credit or its participation therein.

If any Lender or the Issuing Bank requests compensation from Borrower under this paragraph (a), Borrower may, by notice to such Lender or the Issuing Bank (with
-------------
a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue Eurodollar Loans or suspend the obligation of the Issuing Bank to issue or maintain Letters of Credit, or to Convert Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 2.11(4) shall be
                                                 ---------------
applicable), provided that such suspension shall not affect the right of such
             --------
Lender or the Issuing Bank to receive the compensation so requested, and shall be permitted to obtain Alternate Base Rate Loans.

          (b)   Costs Attributable to Regulatory Change or Risk-Based Capital
                -------------------------------------------------------------
     Guidelines. Without limiting the effect of the foregoing provisions of this
     ----------
     Section 2.11(1) (but without duplication), Borrower shall pay directly to
     ---------------
     each Lender and the Issuing Bank from time to time on request such amounts as such Lender or the Issuing Bank may determine to be necessary to compensate such Lender or the Issuing Bank (or, without duplication, the bank holding company of which such Lender or the Issuing Bank is a subsidiary) for any costs that it determines are attributable to the maintenance by such Lender or the Issuing Bank (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitment or Loans or Letters of Credit (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender or the Issuing Bank (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender or the Issuing Bank (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request.

          (c)   Notification and Certification. Each Lender or the Issuing Bank,
                ------------------------------
     as applicable, shall notify Borrower of any event occurring after the date hereof entitling such Lender or the Issuing Bank to compensation under paragraph (a) or (b) of this Section 2.11(1) as promptly as practicable,
     -------------    ---         ---------------
     but in any event within 180 days, after such Lender or the Issuing Bank obtains actual knowledge thereof; provided that (i) if any Lender or the
                                       --------
     Issuing Bank fails to give such notice within 180 days after such an event, such Lender or the Issuing Bank shall, with respect to compensation payable pursuant to this Section 2.11(1) in respect of any costs resulting from
                      ---------------
     such event, only be entitled to payment under this Section 2.11(1) for
                                                        ---------------
     costs incurred from and after the date 180 days prior to the date that such Lender or the Issuing Bank does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender or the Issuing Bank, as applicable, will furnish to Borrower a certificate setting forth the basis and amount of each request by such Lender or the Issuing Bank, as applicable, for compensation under paragraph (a) or (b) of this Section
                                        -------------    ---         -------
     2.11(1).  Determinations and allocations by any Lender or the Issuing Bank,
     -------
     as applicable, for purposes of this Section 2.11(1) of the effect of any
                                         ---------------
     Regulatory Change pursuant to paragraph (a) of this Section 2.11(1), or of
                                   -------------         ---------------
     the effect of capital maintained pursuant to paragraph (b) of this Section
                                                  -------------         -------
     2.11(1), on its costs or rate of return of maintaining Loans or issuing,
     -------
     maintaining or participating in Letters of Credit or its obligation to make Loans or to issue, maintain or participate in Letters of Credit, or on amounts receivable by it in respect of Loans or Letters of Credit, and of the amounts required to compensate such Lender or the Issuing Bank, as applicable, under this Section 2.11(1), shall be conclusive, provided that
                            ---------------                       --------
     such determinations and allocations are made on a reasonable basis.

          (2)   Limitation on Types of Loans. Anything herein to the contrary
                ----------------------------
notwithstanding, if, on or prior to the determination of the Libor Base Rate for any Interest Period for any Eurodollar Loan:

          (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of Libor Base Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

          (b) the Majority Lenders determine, which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of Libor Base Rate upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Loans of any other Type into Eurodollar Loans, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or such Loans shall be automatically Converted into Alternate Base Rate Loans.

          (3)   Illegality. Notwithstanding any other provision of this
                ----------
Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify Borrower thereof (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section
                                                                    -------
2.11(4) shall be applicable).
-------

          (4)   Treatment of Affected Loans. If the obligation of any Lender to
                ---------------------------
make or to Continue Eurodollar Loans, or to Convert Alternate Base Rate Loans into Eurodollar Loans, shall be suspended pursuant to Section 2.11(1) or
                                                      ---------------
2.11(3), such Lender's Loans shall be automatically Converted into Alternate
-------
Base Rate Loans on the last day(s) of the then current Interest Period(s) for Loans (or, in the case of a Conversion resulting from a circumstance described in Section 2.11(3), on such earlier date as such Lender may specify to Borrower
   ---------------
with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 2.11(1) or
                                                             ---------------
2.11(3) that gave rise to such Conversion no longer exist:
-------

          (a) to the extent that such Lender's Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Loans shall be applied instead to its Alternate Base Rate Loans; and

          (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Alternate Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Alternate Base Rate Loans.

If such Lender gives notice to Borrower with a copy to the Administrative Agent that the circumstances specified in Section 2.11(1) or 2.11(3) that gave rise to
                                    ---------------    -------
the Conversion of such Lender's Loans pursuant to this Section 2.11(4) no longer
                                                       ---------------
exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Alternate Base Rate Loans shall be automatically

Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Alternate Base Rate Loans and Eurodollar Loans are allocated among the Lenders ratably (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

          (5)   Compensation. Borrower shall pay to the Administrative Agent for
                ------------
account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

          (a) any payment, prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to the Administrative Agent's or the Lenders' rights referred to in Article 10) on a date other than the last
                                    ----------
     day of the Interest Period for such Loan; or

          (b) any failure by Borrower for any reason to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant Borrowing Request given to the Administrative Agent in accordance with the terms of this Agreement.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on
           ----
such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender), or if such Lender shall cease to make such bids, the equivalent rate, as reasonably determined by such Lender, derived from Page 3750 of the Dow Jones Markets (Telerate) Service or other publicly available source as described in the definition of Libor Base Rate.

          (6)   U.S. Taxes.
                ----------

          (a)   Gross-up for Deduction or Withholding of U.S. Taxes. Borrower
                ---------------------------------------------------
     agrees to pay to each Lender and Issuing Bank that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional
              --------
     amounts shall not apply:

          (i) to any payment to any Lender or Issuing Bank hereunder unless such Lender or Issuing Bank is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 11.24(2) or an Issuing
                                               ----------------
     Bank hereunder as provided in Section 2.2)
                                   -----------
     and on the date of any change in the Applicable Lending Office of such Lender, entitled to submit either a Form 1001 (relating to such Lender or Issuing Bank and entitling it to a complete exemption from withholding on all interest to be received by it hereunder) or a Form 4224 (relating to all interest to be received by such Lender or Issuing Bank hereunder), or

          (ii) to any U.S. Taxes imposed solely by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

For the purposes hereof, (A) "U.S. Person" means a citizen, national or resident
                              -----------
of the United States of America, a corporation, limited liability company, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" means any present or future tax, assessment or other charge or levy
 ----------
imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form 1001" means Form 1001 (Ownership, Exemption, or
                         ---------
Reduced Rate Certificate) of the Department of the Treasury of the United States of America and (D) "Form 4224" means Form 4224 (Exemption from Withholding of
                    ---------
Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America. Each of the Forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

          (b)   Evidence of Deduction, Etc. Within 30 days after paying any
                --------------------------
     amount to the Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, Borrower shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence reasonably satisfactory to such Person of such deduction, withholding or payment (as the case may be).

          (c)   Notification and Certification. Each Lender or the Issuing Bank,
                ------------------------------
     as applicable, shall notify Borrower of any event occurring after the date hereof entitling such Lender or the Issuing Bank to payments under paragraph (a) of this Section 2.11(6) as promptly as practicable, but in
     -------------         ---------------
     any event within 180 days, after such Lender or the Issuing Bank obtains actual knowledge thereof; provided that if any Lender or the Issuing Bank
                               --------
     fails to give such notice within 180 days after it actually knew, or should reasonably have known, of such an event, such Lender or the Issuing Bank shall, with respect to payments due pursuant to this Section 2.11(6) in
                                                          ---------------
     respect of any additional payments resulting from such event, only be entitled to payment under this Section 2.11(6) for additional payments
                                    ---------------
     relating to periods from and after the date 180 days prior to the date that such Lender or the Issuing Bank does give such notice. Each

     Lender or the Issuing Bank, as applicable, will furnish to Borrower a certificate setting forth the basis and amount of each request by such Lender or the Issuing Bank, as applicable, for payments under paragraph (a)
                                                                   -------------
     of this Section 2.11(6) and the amount set forth on such certificate shall
             ---------------
     be conclusive absent manifest error and shall be paid by Borrower within ten (10) days after receipt of such certificate.

          (7)   Replacement of Lenders. If any Lender requests compensation
                ----------------------
pursuant to Section 2.11(1) or 2.11(6), or any Lender's obligation to Continue
            ---------------    -------
Loans of any Type, or to Convert Loans of any Type into the other Type of Loan, shall be suspended pursuant to Section 2.11(2) or 2.11(3) or any Lender defaults
                               ---------------    -------
in its obligation to fund Loans hereunder (any such Lender requesting such compensation, or whose obligations are so suspended or who has defaulted, being herein called a "Requesting Lender"), Borrower, upon three (3) Business Days
                 -----------------
notice, may require that such Requesting Lender transfer all of its right, title and interest under this Agreement and such Requesting Lender's Note to any bank or other financial institution (a "Proposed Lender") identified by Borrower that
                                   ---------------
is reasonably satisfactory to the Administrative Agent and the Issuing Bank (i) if such Proposed Lender agrees to assume all of the obligations of such Requesting Lender hereunder, and to purchase all of such Requesting Lender's Loans and participations in LC Disbursements hereunder for consideration equal to the aggregate outstanding principal amount of such Requesting Lender's Loans and participations in LC Disbursements, together with interest thereon to the date of such purchase (to the extent not paid by Borrower), and reasonably satisfactory arrangements are made for payment to such Requesting Lender of all other amounts accrued and payable hereunder to such Requesting Lender as of the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 2.11(5) as if all of such Requesting Lender's
                       ---------------
Loans were being prepaid in full on such date) and (ii) if such Requesting Lender has requested compensation pursuant to Section 2.11(1) or 2.11(6), such
                                              ---------------    -------
Proposed Lender's aggregate requested compensation, if any, pursuant to Section
                                                                        -------
2.11(1) or 2.11(6) with respect to such Requesting Lender's Loans is lower than
-------    -------
that of the Requesting Lender.  Subject to the provisions of Section 11.24(2),
                                                             ----------------
such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements of Borrower contained in Sections 2.11(1), 2.11(6) and 11.5 (without
                                    ----------------  -------     ----
duplication of any payments made to such Requesting Lender by Borrower or the Proposed Lender) shall survive for the benefit of such Requesting Lender under this Section 2.11(7) with respect to the time prior to such replacement. The
     ---------------
right to replace a defaulting Lender under this Section shall not in any way reduce any rights which Borrower may have against such Lender as a consequence of such default.

     Section 2.12 Borrowing Base Determination.
                  ----------------------------

          (1)     Initial Projects. As of the date hereof, the Administrative
                  ----------------
Agent and the Lenders have accepted the Properties listed on Schedule 2.12 as
                                                             -------- ----
Projects for the purposes of the Borrowing Base as of the Closing Date, provided
                                                                        --------
that the parties acknowledge and agree that: (a) Borrower owns only a ground
----
interest in the Media City Center Project, (b) the Media City Center Project is partially enclosed and (c) the PML for the Media City Center Project is greater than 20%.

          (2)     Additional Projects. If Borrower desires that the
                  -------------------
Administrative Agent accept an additional Property as an Eligible Project for the purposes of the Borrowing Base, Borrower shall so notify the Administrative Agent in writing and deliver to the Administrative Agent a duly executed and completed due diligence request form in the form attached as Exhibit F hereto.
                                                             ---------
The Administrative Agent's acceptance of such Property in the Borrowing Base shall not be unreasonably withheld, conditioned or delayed, provided that such
                                                            -------- ----
Property shall meet the requirements for Eligible Projects specified herein and provided further that, except as provided below in clauses (3) and (6), a
-------- ------- ----
Property shall not be accepted as an Eligible Project unless and until Borrower has delivered to the Administrative Agent (i) Mortgage Documents in respect of such Property including, without limitation, the payments specified in clause
(g) of the definition of Mortgage Documents, and (ii) the Eligible Project Documents relating to such Property in form and substance reasonably satisfactory to the Administrative Agent.

          (3)     Wal-Mart at Baldwin Hills. If the Borrower desires that the
                  -------------------------
Administrative Agent accept the Property known as the Wal-Mart at the Baldwin Hills Mall in Los Angeles, California as an Eligible Project for the purposes of the Borrowing Base, then, subject to satisfaction of any other applicable requirements with respect thereto, (a) the Administrative Agent agrees to consider such request notwithstanding that such Property is a single-tenant retail store and that an Appraisal may not be available at such time, (b) the Underwritten Value of such Property shall be as determined by the Administrative Agent in accordance with its customary underwriting standards, and (c) until the tenant under the Wal-Mart Lease has been paying monthly base rent for four (4) full fiscal quarters, the monthly rental payments made by the tenant under the Wal-Mart Lease shall be annualized for purposes of determining Net Operating Income when calculating the Borrowing Base, except that if the payment of monthly base rent has not commenced, the Administrative Agent shall account for the fact that rental payments have not yet commenced by determining an amount to be utilized as Net Operating Income with respect to such Property when calculating the Borrowing Base. The amount to be utilized as Net Operating Income with respect to such Property shall be an annualized number based upon, among other things, (i) market Contract Rates available at such time, (ii) the Applicable Margin and Debt Service Coverage at such time, (iii) the time remaining until the tenant under the Wal-Mart Lease commences monthly base rent payments and (iv) the Administrative Agent's expectations with respect to interest rates during the period from the date such Property becomes a Project until the date on which the tenant under the Wal-Mart Lease commences monthly base rent payments. For informational purposes only, the Underwritten Value of such Property as of the Closing Date is $8,449,000 and the annual Net Operating Income is $875,000 (each of which is based upon the Administrative Agent's customary underwriting standards and the conditions described in items (i)-(iv) above as presently applied), and such Underwritten Value and Net Operating Income shall remain in effect for three (3) months from the Closing Date (assuming no change in circumstances which could give rise to a change in such Underwritten Value or Net Operating Income), but shall remain subject to change at the time the Property becomes a Project (based upon the conditions described in item (i)-(iv) above, each as applied at such time).

          (4)     Inspections. The Administrative Agent, at the expense of the
                  -----------
Lender (except as hereinafter provided), may make physical and other verifications of any Properties included as Eligible Projects in any reasonable manner and through any medium that the Administrative Agent considers advisable, and Borrower shall furnish all such assistance and information as the Administrative Agent may require in connection therewith. Notwithstanding the foregoing, if any inspection of a Property results in the Administrative Agent determining that such Property is not an Eligible Project, then such inspection shall be at the expense of the Borrower and the Borrower shall reimburse the Administrative Agent for its reasonable expenses in connection therewith within ten (10) days after written request.

          (5)   Required Number and Value of Projects. At no time shall (a)
                -------------------------------------
there be less than five (5) Projects included in the collateral for the Obligations, (b) the Underwritten Value of all of the Projects be less than $100,000,000 or (c) the Underwritten Value of the Media City Center Project be permitted, for purposes of determining the Borrowing Base, to be greater than the lesser of $104,000,000 and an amount equal to fifty-six percent (56%) of the Underwritten Value of all of the Projects (including the Media City Center Project) and in the event that the Underwritten Value of the Media City Center Project is greater than the lesser of $104,000,000 and an amount equal to fifty-six percent (56%) of the Underwritten Value of all of the Projects (including the Media City Center Project), the Borrowing Base shall not be increased by or credited with the amount by which the Underwritten Value of the Media City Center Project is greater than the lesser of $104,000,000 and an amount equal to fifty-six percent (56%) of the Underwritten Value of all of the Projects (including the Media City Center Project).

          (6)   Appraisals. It is acknowledged and agreed that an Appraisal has
                ----------
not yet been delivered in respect of the Project known as Rosedale Village in Bakersfield, Kern County, California, that such Appraisal is being or shall be prepared and that, upon the delivery thereof, adjustments may be required to the Borrowing Base, including, without limitation, adjustments that may result in a Borrowing Base Imbalance. The Administrative Agent shall have the right, at the expense of Borrower, to require reappraisals of the Projects if the same are required pursuant to a legal requirement, provided that no more than one
                                          -------- ----
reappraisal shall be required in any twelve (12) month period.

          (7)   Ineligibility. Notwithstanding anything to the contrary set
                -------------
forth herein, a Property shall cease to be an Eligible Project (and a Project for Borrowing Base purposes) if it shall cease to comply with the requirements therefor set forth herein, unless otherwise approved by the Majority Lenders at the time of such ineligibility.

          (8)   Blocked Availability. If, in connection with and as a result any
                --------------------
sale, financing, refinancing, transfer or other disposition of any of the Properties or the Agency Notes (or any interest therein) by the Borrower or any of its Subsidiaries during the Net Proceeds Remittance Period and the payment by the Borrower to the Administrative Agent of the Net Proceeds from such the sale, financing, refinancing, transfer or other disposition as provided in Sections
                                                                     --------
2.7(2) or 2.8, there would otherwise be an increase in the amount of the
-------------
Available Credit, then the Borrower agrees that the amount of such increase (the aggregate amount of such increases, as the same may be further increased pursuant to Section 2.8(2) or decreased as hereinafter provided, being
            --------------
hereinafter referred to as the "Blocked Availability") shall, notwithstanding
                                --------------------
anything to the contrary in this Agreement, not be recognized as a part of the Available Credit and shall instead be reserved exclusively for the payment, at the request of the Borrower, to or at the direction of the holders of the REIT Debt and on account of the payment in full of the REIT Debt and upon any such payment in full of the REIT Debt any remaining Blocked Availability shall thereafter be treated as Available Credit; provided, however, that if
                                           --------  -------
and to the extent that the amount of the Blocked Availability is in excess of the face principal amount of the then outstanding REIT Debt and all accrued and unpaid interest thereon, then the Blocked Availability may be used to repay or acquire less than all of the REIT Debt. Concurrently with any repayment, prepayment or acquisition (in whole or in part) of REIT Debt by the Borrower, the Company and/or any other member of the Consolidated Business by payment of an amount less than the face principal amount thereof and all accrued and unpaid interest thereon in accordance with the terms thereof, Borrower shall pay a fee (the REIT Debt Fee") to the Administrative Agent, on behalf of the Lenders, in
     --------------
an amount equal to fifty (50%) percent of the difference between (x) the face principal amount of the REIT Debt prepaid, repaid or acquired and all then accrued and unpaid interest thereon in accordance with the terms thereof and (y) the amount actually paid to the holder of the REIT Debt in question in respect of the prepayment, repayment or acquisition of the REIT Debt in question (such differential being referred to as a "Discount"), but only from and after (and to
                                     --------
the extent that) the Borrower, the Company and/or any other member of the Consolidated Business have collectively realized or otherwise accumulated $5,000,000 in Discounts. Any request by Borrower for a Borrowing of the Blocked Availability shall be subject to satisfaction of all conditions applicable to a Borrowing hereunder and, in addition to such conditions, it shall be a condition to any Borrowing of the Blocked Availability that the Borrower shall have provided evidence, reasonably satisfactory to the Administrative Agent, to the Administrative Agent as to (A) the amount necessary at such time to fully pay and retire the REIT Debt, (B) the face principal amount of any REIT Debt previously repaid or acquired by the Borrower, the Company and/or any other member of the Consolidated Business and the amount actually paid in respect of such repayment or acquisition and (C) the payment instructions of the holders of the REIT Debt (or the trustee for such holders or, in the case of an acquisition of REIT Debt permitted hereunder, of the broker or dealer acquiring the REIT Debt in question on behalf of the Borrower or the Company) and shall also provide to the Administrative Agent, concurrently with the Borrowing of the Blocked Availability (or, if not available at such time, as soon thereafter as is practicable), instruments from the holders of the REIT Debt (or the trustee for such holders) acknowledging satisfaction and discharge (or assignment) of the REIT Debt in question to the extent that Borrower is entitled to receive such information (or, in the case of an acquisition of REIT Debt permitted hereunder, a copy of the confirmation provided by such broker or dealer to the Borrower or the Company with respect to such acquisition).

     Section 2.13 Fees.
                  ----

          (1) Borrower agrees to pay to the Administrative Agent for the account of each Lender an unused facility fee, which shall accrue at a rate of 0.375% per annum on the daily amount of the unused Commitment of such Lender during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued unused facility fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing as of the date hereof. All unused facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (2) Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate of 2.50% per annum on the average daily amount of such Lender's LC Exposure

(excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date hereof to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between Borrower and the Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date hereof to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing as of the date hereof; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (3) Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between Borrower and the Administrative Agent.

          (4)     Borrower agrees to pay the REIT Debt Fee as provided in
Section 2.12(8).
---------------

          (5) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

                                   ARTICLE 3

                 INSURANCE, CONDEMNATION, AND LOCKBOX ACCOUNT
                 --------------------------------------------

     Section 3.1  Insurance. Borrower shall maintain insurance as follows:
                  ---------

          (1)     Casualty; Business Interruption. Borrower and each of its
                  -------------------------------
Subsidiaries shall keep each Property insured against damage by fire and the other hazards covered by a standard extended coverage and all-risk insurance policy for the full insurable value thereof (without reduction for depreciation or co-insurance), and shall maintain such other casualty insurance as reasonably required by the Administrative Agent. Borrower and each of its Subsidiaries shall keep each Property insured against loss by flood if such Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the lesser of (i) the maximum amount of the Loans or (ii) the maximum limit of coverage available under said act. Borrower and each of its Subsidiaries shall maintain use and occupancy insurance covering, as applicable, rental income or business interruption, with coverage in an amount not less than twelve (12) months anticipated gross rental income or gross business earnings, as applicable in each case, attributable to the Properties. In addition, Borrower and each of its Subsidiaries shall obtain earthquake insurance in amounts and in form and substance reasonably satisfactory to the Administrative Agent in the event and to the extent any of the Properties is located in an area with a high degree of seismic activity as reasonably determined by the Administrative Agent. The proceeds of insurance paid on account of any damage or destruction to any Project shall be paid to the Administrative Agent to be applied as provided in Section 3.2. Administrative
                                                  -----------
Agent acknowledges that, as of the Closing Date, the insurance coverages in effect on the Closing Date are satisfactory to Administrative Agent.

          (2)    Liability. Borrower and each of its Subsidiaries shall maintain
                 ---------
(a) commercial general liability insurance with respect to each Property providing for limits of liability of not less than $5,000,000 for both injury to or death of a person and for property damage per occurrence, and (b) other liability insurance as reasonably required by the Administrative Agent.

          (3)    Form and Quality. All insurance policies covering any of the
                 ----------------
Projects shall be endorsed in form and substance reasonably acceptable to the Administrative Agent to name the Administrative Agent (on behalf of the Lenders) as an additional insured, loss payee or mortgagee thereunder, as its interest may appear, with loss payable to the Administrative Agent, without contribution, under a standard New York (or local equivalent) mortgagee clause. All such insurance policies and endorsements shall be fully paid for and contain such provisions and expiration dates and be in such form and issued by such insurance companies licensed to do business in the relevant State, with a rating of "A-IX" or better as established by Best's Rating Guide (or an equivalent rating reasonably approved in writing by the Administrative Agent). Each policy shall provide that such policy may not be cancelled or materially changed except upon thirty (30) days' prior written notice of intention of non-renewal, cancellation or material change to the Administrative Agent and that no act or thing done by Borrower or any of its Subsidiaries shall invalidate any policy as against the Administrative Agent or any Lender. If Borrower or any of its Subsidiaries fails to maintain insurance in compliance with this Section 3.1, the Administrative
                                              -----------
Agent may obtain such insurance and pay the premium therefor and Borrower shall, on demand, reimburse the Administrative Agent for all reasonable expenses incurred in connection therewith. Borrower shall assign the policies or proofs of insurance covering any of the Projects to the Administrative Agent (on behalf of the Lenders), in such manner and form that the Administrative Agent and its successors and assigns shall at all times have and hold the same as security for the payment of the Loans. Borrower shall deliver copies of all original policies certified to the Administrative Agent by the insurance company or authorized agent as being true copies, together with the endorsements required hereunder. The proceeds of insurance policies coming into the possession of the Administrative Agent shall not be deemed trust funds, and the Administrative Agent shall be entitled to apply such proceeds as herein provided.

          (4)    Adjustments. Borrower shall give immediate written notice of
                 -----------
any loss at any of the Projects to the insurance carrier and to the Administrative Agent. If an Event of Default has occurred and is continuing, Borrower hereby irrevocably authorizes and empowers the Administrative Agent, as attorney-in-fact for Borrower coupled with an interest, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom the Administrative Agent's expenses incurred in the collection of such proceeds. Nothing contained in this Section 3.1(4), however, shall require the
                                    --------------
Administrative Agent or any Lender to incur any expense or take any action hereunder.

     Section 3.2 Use and Application of Insurance Proceeds. The Administrative
                 -----------------------------------------
Agent shall apply insurance proceeds relating to any of the Projects to costs of restoring a Project or to the Obligations as follows:

          (1) if the loss is less than or equal to $250,000, the Administrative Agent shall apply the insurance proceeds to restoration provided
(a) no Event of Default, Potential Default or Borrowing Base Imbalance exists, and (b) Borrower promptly commences and is diligently pursuing restoration of the Project;

          (2) if the loss (A) exceeds $250,000 but is not more than (B) $1,000,000, then the Administrative Agent shall apply the insurance proceeds to restoration provided that at all times during such restoration (a) no Event of Default, Potential Default or Borrowing Base Imbalance exists; (b) the Administrative Agent determines that there are sufficient funds available to restore and repair the Project to a condition reasonably approved by the Administrative Agent; (c) the Administrative Agent determines that restoration and repair of the Project to a condition reasonably approved by the Administrative Agent will be completed within 12 months after the date of loss or casualty (or such later date on which the business interruption insurance maintained for such Project expires) and in any event ninety (90) days prior to the Maturity Date; and (d) Borrower promptly commences and is diligently pursuing restoration of the Project;

          (3) if the conditions set forth above are not satisfied or the loss exceeds the maximum amount specified in clause (B) of Section 3.2(2) above, in
                                                      --------------
the Administrative Agent's sole discretion, the Administrative Agent may (subject to the approval of the Majority Lenders) apply any insurance proceeds it may receive to the payment of the Obligations or allow all or a portion of such proceeds to be used for the restoration of a Project; and

          (4) insurance proceeds applied to restoration will be disbursed on receipt of satisfactory plans and specifications, contracts and subcontracts, schedules, budgets, lien waivers and architects' certificates, and otherwise in accordance with prudent commercial construction lending practices for construction loan advances. If, after the restoration is completed and all costs relating thereto have been paid, there are excess insurance proceeds, then the Administrative Agent shall apply such excess proceeds in accordance with Section
                                                                         -------
2.7(2).
------

     Section 3.3 Condemnation Awards. Borrower shall immediately notify the
                 -------------------
Administrative Agent of the institution of any proceeding for the condemnation or other taking of a Property or any portion thereof. In the case of a condemnation or other taking of a Project, the Administrative Agent may participate in any such proceeding and Borrower will deliver to the Administrative Agent all instruments necessary or required by the Administrative Agent to permit such participation. In the case of a condemnation or other taking of a Project, without the

Administrative Agent's prior consent (subject to the approval of the Majority Lenders), Borrower (1) shall not agree to any compensation or award, and (2) shall not take any action or fail to take any action which would cause the compensation to be determined. All awards and compensation for the taking or purchase in lieu of condemnation of a Project or any part thereof are hereby assigned to and shall be paid to the Administrative Agent and applied by Administrative Agent as provided in Section 2.7(2). If an Event of Default
                                    --------------
exists and is continuing, Borrower authorizes the Administrative Agent to collect and receive awards and compensation relating to any of the Projects, to give proper receipts and acquittances therefor, and in the Administrative Agent's sole discretion (which the Administrative Agent shall exercise at the direction of the Majority Lenders) to apply the same in accordance with Section
                                                                        -------
2.7(2), notwithstanding that the Obligations may not then be due and payable, or
------
to the restoration of a Project; provided, however, that if the award is less
                                 --------  -------
than or equal to $250,000 and Borrower requests that such proceeds be used for non-structural site improvements (such as landscape, driveway, walkway and parking area repairs) required to be made as a result of such condemnation, the Administrative Agent will apply the award to such restoration in accordance with disbursement procedures applicable to insurance proceeds provided there exists no Potential Default, Event of Default or Borrowing Base Imbalance, and if, after such restoration is completed and all costs relating thereto have been paid, there is an excess condemnation award or other compensation, the Administrative Agent shall apply such excess in accordance with Section 2.7(2).
                                                                --------------
In addition, if, in connection with any condemnation or other taking of a Property which is not a Project, the Borrower or any of its Subsidiaries receives any condemnation awards or other compensation which are not applied to the restoration and repair of the Property relating thereto or not otherwise applied pursuant to agreements relating to such Property, Borrower shall remit the same to the Administrative Agent for application in accordance with Section
                                                                        -------
2.7(2). Borrower, upon request by the Administrative Agent, shall execute all
------
instruments requested to confirm the assignment of the awards and compensation to the Administrative Agent, free and clear of all liens, charges or encumbrances.

     Section 3.4 Lockbox Account.
                 ---------------

          (1) Borrower has established and will maintain with Bank of America (the "Lockbox Bank") a separate segregated account (no. 14200-06771) for the
      ------------
Projects (the "Lockbox Account"). The Lockbox Account is owned by the Borrower
               ---------------
for income tax purposes but is subject to a Three-Party Agreement Relating to Lockbox Services (With Activation) dated as of June 1, 2000, among the Lockbox Bank, the Borrower and the Administrative Agent (the "Lockbox Agreement").
                                                      -----------------
Borrower has granted to the Administrative Agent a first priority security interest in the Lockbox Account and all deposits at any time contained therein and the proceeds thereof pursuant to the Cash Collateral Account Agreement and will take all actions necessary to maintain in favor of the Administrative Agent a perfected first priority security interest in the Lockbox Account, including, without limitation, executing and filing UCC-1 financing statements and continuations thereof and entering into agreements to confirm the Administrative Agent's dominion and control over each Lockbox Account and sending notices to the Lockbox Bank. The Administrative Agent shall have the sole right to make withdrawals from the Lockbox Account and all costs and expenses for establishing and maintaining the Lockbox Account shall be paid by Borrower when due.

          (2) Borrower has delivered, or has caused the Manager to, deliver or concurrently herewith will deliver, or cause Manager to deliver written instructions in substantially the form of Exhibit G hereto to all tenants under
                                          ---------
leases at the Projects to deliver all rents and other amounts payable thereunder directly to the Lockbox Bank for deposit into the Lockbox Account. Borrower shall, and shall cause Manager to, deposit all amounts received by Borrower or Manager and relating to any of the Projects into the Lockbox Account promptly upon receipt.

          (3) Unless an Event of Default exists and is continuing, the Lockbox Bank shall be permitted to sweep on a daily basis all funds in the Lockbox Account to an account maintained by, and under the sole dominion and control of, the Borrower (such account being referred to as the "Borrower
                                                                 --------
Account") as designated in writing by Borrower. Borrower shall be entitled to
-------
use and apply all funds deposited into the Borrower Account. If an Event of Default exists and is continuing, the Administrative Agent may, at its option, instruct the Lockbox Bank to cease sweeping funds into the Borrower Account and all funds will be swept daily from the Lockbox Account to an account (the "Cash
                                                                           ----
Management Account") in the name of the Administrative Agent for the benefit of
------------------
Lenders, which Cash Management Account shall be under the sole dominion and control of the Administrative Agent. The Cash Management Account shall be entitled "CT Operating Partnership, L.P. for the benefit of General Electric Capital Corporation, as the Administrative Agent and Secured Party," provided that the Administrative Agent shall have the option to cause the financial institution maintaining such account to change the name of the Cash Management Account by giving notice to Borrower and such institution. Borrower hereby grants to the Administrative Agent a first priority security interest in the Cash Management Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of the Administrative Agent a perfected first priority security interest in the Cash Management Account, including, without limitation, executing and filing UCC-1 Financing Statements and continuations thereof and entering into agreements to confirm the Administrative Agent's dominion and control over the Cash Management Account and/or any sub-accounts thereof and sending notices to the institution maintaining the Cash Management Account. The Administrative Agent shall have the sole right to make withdrawals from the Cash Management Account and, unless Borrower is no longer the owner of the Projects, all reasonable out-of-pocket costs and expenses for establishing and maintaining the Cash Management Account shall be paid by Borrower. All funds on deposit in the Lockbox Account or in the Cash Management Account following the occurrence and during the continuance of an Event of Default may be applied by the Administrative Agent in such order and priority as the Administrative Agent shall determine. No delay or omission of the Administrative Agent or the Lenders in exercising any right under this Section shall impair any such right, or shall be construed as a waiver of, or acquiescence in, any Event of Default.

          (4) If Borrower receives any rents or other income from any Project, then (i) such amounts shall be held in trust for the benefit, and as the property, of Administrative Agent, subject to the terms of this Agreement and the other Loan Documents, (ii) such amounts shall not be commingled with any other funds or property of Borrower and (iii) Borrower shall deposit such amounts into the Lockbox Account within two (2) Business Days of receipt.

                                   ARTICLE 4

                             ENVIRONMENTAL MATTERS
                             ---------------------

     Section 4.1 Certain Definitions. As used herein, the following terms have
                 -------------------
the meanings indicated:

          (1)    "Environmental Laws" means any applicable federal, state or
                  ------------------
local law (whether imposed by statute, or administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials, including, such laws governing or regulating the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, discharge of, or exposure to, Hazardous Materials.

          (2)    "Hazardous Materials" means any substance, material, waste or
                  -------------------
mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws, including
(a) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by-product thereof, (b) asbestos or asbestos-containing materials, (c) polychlorinated biphenyls (pcbs), (d) radon gas, (e) any explosive or radioactive substances and (f) lead or lead-based paint.

     Section 4.2 Representations and Warranties on Environmental Matters.
                 -------------------------------------------------------
Borrower represents and warrants to the Administrative Agent and the Lenders that, to Borrower's knowledge, except as set forth in the Site Assessments, (1) no Hazardous Material is now or was formerly Released at or about any Property,
(2) all permits, licenses, approvals and filings required by Environmental Laws for the use of each Property have been obtained, and the use, operation and condition of each Property do not, and did not previously, violate any Environmental Laws in any material respect, (3) no civil, criminal or administrative action, suit, claim, hearing, investigation or proceeding has been brought or been threatened, nor have any settlements been reached by or with any parties or any liens imposed, in connection with any Property concerning Hazardous Materials or Environmental Laws and (4) no underground storage tanks exist at any Property.

     Section 4.3 Covenants on Environmental Matters.
                 ----------------------------------

          (1) Borrower shall (a) comply strictly and in all material respects with applicable Environmental Laws; (b) notify the Administrative Agent immediately upon Borrower's discovery of any Release of any Hazardous Material at, upon, under, within, contiguous to or otherwise affecting any Property in violation of any Environmental Law; (c) promptly remove such Hazardous Materials and remediate such Property in full compliance with Environmental Laws and in accordance with the recommendations and specifications of an independent environmental consultant approved by the Administrative Agent, except to the extent being contested in accordance with Section 8.11; and (d) promptly forward
                                          ------------
to the Administrative Agent copies of all orders, notices, permits, applications and reports made or received in connection with any Release or the presence of any Hazardous Material, as they may affect any Property or Borrower.

          (2) Borrower shall not cause, shall prohibit any other Person within the control of Borrower from causing, and shall use prudent, commercially reasonable efforts to prohibit other Persons (including tenants) from causing any Release of any Hazardous Materials at, upon, under, within or about any Property.

          (3) If Administrative Agent or any Lender has a reasonable suspicion that there may be a material violation of any Environmental Law related to the Property, Hazardous Materials at or near a Property or a breach of representations under Section 4.2, or if an Event of Default exists, Borrower
                         -----------
shall provide to the Administrative Agent, at Borrower's expense promptly upon the written request of the Administrative Agent from time to time, a Site Assessment or, if required by the Administrative Agent, an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within any Property. Borrower shall pay the cost of no more than one such Site Assessment or update for each Property in any three (3) month period.

     Section 4.4 Allocation of Risks and Indemnity. As between Borrower, the
                 ---------------------------------
Administrative Agent, the Issuing Bank and the Lenders, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting each Property, shall lie solely with Borrower. Accordingly, Borrower shall bear all risks and costs associated with any loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Environmental Laws. Borrower shall indemnify, defend and hold the Administrative Agent and the Lenders harmless from and against all loss, liabilities, damages, claims, costs and expenses (including reasonable costs of defense) arising out of or associated, in any way, with the non-compliance with Environmental Laws, or the existence of Hazardous Materials in, on, or about any Property, or a breach of any representation, warranty or covenant contained in this Article 4,
                                                                     ---------
whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including those arising from the joint, concurrent, or comparative negligence of the Administrative Agent and the Lenders; provided, however, that Borrower shall not be liable under such
         --------  -------
indemnification to the extent such loss, liability, damage, claim, cost or expense results solely from the Administrative Agent's or any Lender's gross negligence or willful misconduct. Borrower's obligations under this Section 4.4
                                                                    -----------
shall arise upon the discovery of the presence of any Hazardous Material, whether or not any governmental authority has taken or threatened any action in connection with the presence of any Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in the Site Assessment and shall continue notwithstanding the repayment of the Loans or any transfer or sale of any right, title and interest in the applicable Property (by foreclosure, deed in lieu of foreclosure or otherwise).

     Section 4.5 No Waiver. Notwithstanding any provision in this Article 4 or
                 ---------
elsewhere in the Loan Documents, or any rights or remedies granted by the Loan Documents, the Administrative Agent and the Lenders do not waive and expressly reserves all rights and benefits now or hereafter accruing to the Administrative Agent and/or any Lenders under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by the Administrative Agent and/or any Lender pursuant to the

Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."

                                   ARTICLE 5

                                LEASING MATTERS
                                ---------------

     Section 5.1 Representations and Warranties on Leases. Borrower represents
                 ----------------------------------------
and warrants to the Administrative Agent and the Lenders with respect to leases of the Projects that the following are true, correct and complete in all material respects: (1) to Borrower's knowledge, the rent rolls delivered to the Administrative Agent are each true and correct, and the leases are valid and in and full force and effect; (2) the leases (including amendments) are in writing, and there are no oral agreements with respect thereto; (3) the copies of the leases delivered to the Administrative Agent are true and complete; (4) to Borrower's knowledge, neither the landlord nor any tenant is in default under any of the leases; (5) Borrower has no knowledge of any notice of termination or default with respect to any lease; (6) Borrower has not assigned or pledged any of the leases, the rents or any interests therein except to the Administrative Agent (on behalf of the Lenders); (7) no tenant or other party has an option to purchase all or any portion of any Project; (8) no tenant has the right to terminate its lease prior to expiration of the stated term of such lease; and
(9) no tenant has prepaid more than one month's rent in advance (except for bona fide security deposits not in excess of an amount equal to two months rent).

     Section 5.2 Standard Lease Form; Approval Rights.
                 ------------------------------------

          (1) All leases and other rental arrangements entered into by Borrower with tenants of the Projects shall in all respects be approved by the Administrative Agent and shall be on a standard lease form approved by the Administrative Agent with no modifications (except for modifications made in the usual and ordinary course of arm's length negotiations of leases in properties similar to the Projects, recognizing the retail nature of each such Project, and otherwise consistent with the requirements of this Section 5.2 and except as
                                                   -----------
approved by the Administrative Agent) or, in the case of a national retail tenant, a non-standard form lease utilized by such national retail tenant, provided such non-standard form lease generally provides the same material benefits to the Borrower and the Administrative Agent as are afforded to the Borrower and the Administrative Agent under the standard form lease approved by the Administrative Agent. Such lease form (or such non-standard form lease, as applicable) shall provide that the tenant shall attorn to the Administrative Agent (on behalf of the Lenders), and that any cancellation, surrender, or amendment of such lease without the prior written consent of the Administrative Agent shall be voidable by the Administrative Agent. Borrower shall hold, in trust, all tenant security deposits in a segregated account, and, to the extent required by applicable law, shall not commingle any such funds with any other funds of Borrower. Within ten (10) days after the Administrative Agent's request, Borrower shall furnish to the Administrative Agent a statement of all tenant security deposits, and copies of all leases not previously delivered to the Administrative Agent, certified by Borrower as being true and correct.

          (2) Notwithstanding anything to the contrary contained in the Loan Documents, the Administrative Agent's approval shall not be required for future leases or lease extensions if the following conditions are satisfied: (1) there exists no Potential Default, Event of Default or Borrowing Base Imbalance; (2) the lease is on the standard lease form approved by the Administrative Agent with no modifications (except for modifications made in the usual and ordinary course of arm's length negotiations of leases in properties similar to the Projects, recognizing the retail nature of each such Project, and otherwise consistent with the requirements of this Section 5.2 and except as approved by
                                         -----------
the Administrative Agent) or, in the case of a national retail tenant, is on a non-standard form lease utilized by such national retail tenant, provided such non-standard form lease generally provides the same material benefits to the Borrower and the Administrative Agent as are afforded to the Borrower and the Administrative Agent under the standard form lease approved by the Administrative Agent; (3) the lease does not conflict with any restrictive covenant affecting the applicable Project or any other lease for space in the applicable Project; (4) the leased premises, when combined with all other space in the Project leased to the same tenant or any affiliate thereof, are not greater than 10,000 rentable square feet, and the lease term is at least 1 month; and (5) the effective rental rate is at least equal to the then prevailing fair market rent in the market in which the applicable Project is located.

          (3) Notwithstanding anything to the contrary contained in the Loan Documents, all leases of space of 10,000 or more rentable square feet (each a "Major Lease" or a "Major Space") at any Project shall be entered into on a form
 -----------        -----------
previously approved by the Administrative Agent and its counsel without substantive modification (other than modifications typically made in the usual and ordinary course of arm's length negotiations of leases of Major Space in improvements comparable to the improvements at any Project and otherwise consistent with the requirements of this paragraph hereinafter set forth) unless approved by the Administrative Agent and its counsel, which approval shall not be unreasonably withheld. No rent abatement or partial rent abatement (or its equivalent in tenant concessions) shall be granted under any Major Lease at any Project without the consent of the Administrative Agent, which consent shall not be unreasonably withheld. The Administrative Agent shall, upon request of the Borrower, review and approve a standard form of lease, which approval shall not be unreasonably withheld. Except as expressly consented to in writing by the Administrative Agent or the Majority Lenders, all Major Leases of space at any Project shall at the election of the Administrative Agent be subject and subordinate to the Mortgage and to the lien thereof. The Administrative Agent shall, upon request of the Borrower, enter into a Subordination and Attornment Agreement with respect to any Major Lease.

          Section 5.3  Covenants.  Borrower (1) shall perform in all material
                       ---------
respects the obligations which Borrower is required to perform under the leases entered into by Borrower with tenants of the Projects; (2) shall enforce the obligations to be performed by the tenants; (3) shall promptly furnish to the Administrative Agent any notice of default or termination received by Borrower from any tenant, and any notice of default or termination given by Borrower to any tenant; (4) shall not collect any rents for more than thirty (30) days in advance of the time when the same shall become due, except for bona fide security deposits not in excess of an amount equal to two (2) months rent; (5) shall not enter into as landlord any ground lease or master lease of any part of any Project; (6) shall not further assign or encumber any lease; (7) subject to clause (2) above, shall not, except with the Administrative Agent's prior written consent, cancel or accept surrender or termination of any Major Lease; and (8) shall not, except with the Administrative Agent's prior written consent (such consent not to be unreasonably withheld or delayed), modify or amend any lease (except, in the case of leases other than the Wal-Mart Lease, for minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices, not affecting the economic terms of the lease), and any action in violation of clauses (5), (6) , (7), and (8) of this
                                       -----------  ---   ---      ---
Section 5.3 shall be void at the election of the Administrative Agent.
-----------

     Section 5.4  Tenant Estoppels.  At the Administrative Agent's request made
                  ----------------
not more than one (1) time in any twelve (12) month period for each tenant or at any time (and without limitation on the number of such requests) during the continuation of an Event of Default, (1) Borrower shall request and use commercially reasonable efforts to obtain and furnish to the Administrative Agent (1) written estoppels in form and substance reasonably satisfactory to the Administrative Agent, executed by tenants under leases at each Project and confirming the term, rent, and other provisions and matters relating to the leases and (2) written Subordination and Attornment Agreements, in form and substance reasonably satisfactory to the Administrative Agent, executed by tenants under leases at each Project, whereby, among other things, such tenants subordinate their interest in the related Project to the Loan Documents and agree to attorn to the Administrative Agent (on behalf of the Lenders) and its successors and assigns upon foreclosure or other transfer of the related Project after an Event of Default.

                                   ARTICLE 6

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Borrower represents and warrants to the Administrative Agent and the Lenders that:

     Section 6.1  Organization and Power
                  ----------------------

          (1) Each of the Borrower, the Company and each of their Subsidiaries is duly organized, validly existing and in good standing under the laws of the state of its formation or existence, and is in compliance with legal requirements applicable to doing business in each State where such compliance is required. None of the Borrower, the Company or any of their Subsidiaries is a "foreign person" within the meaning of (S) 1445(f)(3) of the Internal Revenue Code.

          (2)  Schedule 6.1(2) contains a diagram indicating, as of the date
               ---------------
hereof, the ownership structure of Borrower, and any other Person in which Borrower holds a direct or indirect partnership, joint venture or other equity interest, indicating the nature of such interest with respect to each Person included in such diagram and accurately sets forth (1) the correct legal name of such Person, the jurisdiction of its incorporation or organization and the jurisdictions in which it is qualified to transact business as a foreign corporation, or otherwise, and (2) the authorized, issued and outstanding shares or interests of each class of Securities of the Company. As of the date hereof, none of such issued and outstanding Securities is subject to any vesting, redemption, or repurchase agreement, and there are no warrants or options (other than Permitted Securities Options) outstanding with respect to such Securities, except as noted on such Schedule. The outstanding capital stock of the Company is duly authorized, validly issued, fully paid and nonassessable.

          (3) The Equity Infusion has been fully funded and LFSRI and Prometheus and each of their respective Affiliates have performed all of their obligations under the Lazard Agreements.

          (4) The proceeds of the Unsecured Debt have been contributed by the Company to the Borrower as a contribution of equity capital.

     Section 6.2  Validity of Loan Documents.  The execution, delivery and
                  --------------------------
performance by Borrower and each Borrower Party of the Loan Documents: (1) are duly authorized and do not require the consent or approval of any other party or governmental authority which has not been obtained; and (2) will not violate any law or result in the imposition of any Lien upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrower and each Borrower Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

     Section 6.3  Liabilities; Litigation.
                  -----------------------

          (1) The financial statements delivered by Borrower and each Borrower Party for the fiscal year ended December 31, 1999 present fairly the financial position and results of operations and cash flow of the Company, the Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP. Except as disclosed in such financial statements, as of the date thereof, there are no liabilities (fixed or contingent) affecting any of the Properties, Borrower or any Borrower Party. Except as disclosed in such financial statements, as of the date thereof, there is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of Borrower, threatened, against any of the Properties, Borrower or any Borrower Party which could reasonably be expected to have a Material Adverse Effect on such party, any of the Properties or the Obligations.

          (2) Except for sales of Properties in connection with payment of the REIT Debt, neither Borrower nor any Borrower Party is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither Borrower nor any Borrower Party has knowledge of any Person contemplating the filing of any such petition against it.

          (3)  Schedule 6.3(3) sets forth, as of the date hereof, all
               ---------------
Indebtedness of the Company, Borrower and Borrower's Subsidiaries and, as of the date hereof, except as set forth on Schedule 6.3(3), there are no defaults in
                                    ---------------
the payment of principal or interest on any such Indebtedness and no payments thereunder have been deferred or extended beyond their stated maturity and there has been no material change in the type or amount of such Indebtedness (except for the repayment of certain Indebtedness) since the date hereof.

          (4) Neither the Company, Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company

Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     Section 6.4  Taxes and Assessments.  Each Project is comprised of one or
                  ---------------------
more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. There are no pending or, to Borrower's best knowledge, proposed, special or other assessments for public improvements or otherwise affecting any Project, nor are there any contemplated improvements to any Project that may result in such special or other assessments, which in any case could reasonably be expected to have a Material Adverse Effect.

     Section 6.5  Other Agreements; Defaults.  Neither Borrower nor any Borrower
                  --------------------------
Party is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which might adversely affect any Project or the business, operations, or condition (financial or otherwise) of Borrower or any Borrower Party. Neither Borrower nor any Borrower Party is in violation of any agreement which violation would have a materially adverse effect on any Project, Borrower, or any Borrower Party or Borrower's or any Borrower Party's business, properties, or assets, operations or condition, financial or otherwise.

     Section 6.6  Compliance with Law.
                  -------------------

          (1) Borrower and each Borrower Party have all material requisite licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease and operate each Project and carry on its business, and each Project is in compliance with all applicable legal requirements and is free of structural defects, and all building systems contained therein are in good working order, subject to ordinary wear and tear except in each case where such failure could not reasonably be expected to have a Material Adverse Effect.

          (2) As of the date hereof, no condemnation has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of any Project or for the relocation of roadways providing access to any Project.

     Section 6.7  Location of Borrower.  Borrower's principal place of business
                  --------------------
and chief executive offices are located at the address stated in Section 11.1.
                                                                 ------------

     Section 6.8  ERISA.  No ERISA Event has occurred or is reasonably expected
                  -----
to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $250,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $250,000 the fair market value of the assets of all such underfunded Plans.

     Section 6.9   Margin Stock.  No part of proceeds of the Loans will be used
                   ------------
for purchasing or acquiring any "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     Section 6.10  Tax Filings.  Borrower and each Borrower Party have filed or
                   -----------
caused to be filed (or have obtained or caused to be obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and each Borrower Party, respectively, except (a) federal, state or local taxes that are being contested in good faith by appropriate proceedings and for which Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     Section 6.11  Solvency.  Giving effect to the Loans and the other
                   --------
Obligations, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loans and/or the incurrence by Borrower of such other Obligations, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loans and/or the incurrence by Borrower of such other Obligations, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its Indebtedness as such Indebtedness becomes absolute and matured. Borrower's assets do not and, immediately following the making of the Loans and/or the incurrence by Borrower of such other Obligations will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Indebtedness and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Indebtedness as it matures (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower).

     Section 6.12  Full and Accurate Disclosure.  None of the reports, financial
                   ----------------------------
statements, certificates or other information furnished by or on behalf of Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial
                      -------- ----
information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. No statement of fact made by or on behalf of Borrower or any Borrower Party in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower or any Borrower Party which has not been disclosed to the Administrative Agent which adversely affects, nor as far as Borrower can foresee, could reasonably be expected to adversely affect, any Project or the business, operations or condition (financial or otherwise) of Borrower or any Borrower Party.

     Section 6.13  Properties.
                   ----------

          (1) Each of Borrower and its Subsidiaries owns good and marketable fee simple absolute title to all of the real property purported to be owned by it, which real property is at the date hereof described in Schedule 6.13(1), and
                                                           ----------------
good and marketable title to, or valid leasehold interests in, all other properties and assets purported to be leased by Borrower or any of its Subsidiaries. Each of Borrower and its Subsidiaries has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect Borrower's and its Subsidiaries' right, title and interest in and to all such property except for such documents or actions the failure to obtain or accomplish which would not have a Material Adverse Effect.

          (2) All material real property leased at the date hereof by Borrower or any of its Subsidiaries is listed on Schedule 6.13(2). Each of such leases is
                                        ----------------
valid and enforceable in accordance with its terms and is in full force and effect. Borrower has delivered to the Administrative Agent true and complete copies of each of such leases and all documents affecting the rights or obligations of Borrower or any of its Subsidiaries which is a party thereto, including, without limitation, any non-disturbance and recognition agreements, subordination agreements, attornment agreements and agreements regarding the term or rental of any of the leases. Neither Borrower or any of its Subsidiaries nor, to the knowledge of Borrower, any other party to any such lease is in default of its obligations thereunder or has delivered or received any notice of default under any such lease, nor has any event occurred which, with the giving of notice, the passage of time or both, would constitute a default under any such lease, except for defaults which in the aggregate have no Material Adverse Effect.

          (3) All components of all improvements included within the Properties owned or leased, as lessee, by Borrower or any of its Subsidiaries (collectively, "Improvements"), including, without limitation, the roofs and
                ------------
structural elements thereof and the heating, ventilation, air conditioning, plumbing, electrical, mechanical, sewer, waste water, storm water, paving and parking equipment, systems and facilities included therein, are in good working order and repair, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All water, gas, electrical, steam, compressed air, telecommunication, sanitary and storm sewage lines and systems and other similar systems serving the Properties owned or leased by Borrower or any of its Subsidiaries are installed and operating and are sufficient to enable the real property owned or leased by Borrower and its respective Subsidiaries to continue to be used and operated in the manner currently being used and operated, and neither Borrower nor any of its Subsidiaries has any knowledge of any factor or condition that reasonably could be expected to result in the termination or material impairment of the furnishing thereof. No Improvement or portion thereof is dependent for its access, operation or utility on any land, building or other Improvement not included in the real property owned or leased by Borrower or any of its Subsidiaries other than for access provided pursuant to a recorded easement or other right of way establishing the right of such access.

          (4) All permits required to have been issued or appropriate to enable all real property owned or leased by Borrower or any of its Subsidiaries to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are in full force and effect, other than those which in the aggregate have no Material Adverse Effect.

          (5) Neither Borrower nor any of its Subsidiaries has received any notice, or has any knowledge, of any pending, threatened or contemplated condemnation proceeding affecting any real property owned or leased by Borrower or any of its Subsidiaries or any part thereof, or any proposed termination or impairment of any parking at any such owned or leased real property or of any sale or other disposition of any real property owned or leased by Borrower or any of its Subsidiaries or any part thereof in lieu of condemnation, which in the aggregate, are reasonably likely to have a Material Adverse Effect.

          (6) Except for events or conditions not reasonably likely to have, in the aggregate, a Material Adverse Effect, (i) no portion of any real property owned or leased by Borrower or any of its Subsidiaries has suffered any material damage by fire or other casualty loss which has not heretofore been completely repaired and restored or is in the process of being repaired and restored to its condition prior to such casualty, and (ii) no portion of any real property owned or leased by Borrower or any of its Subsidiaries is located in a special flood hazard area as designated by any federal governmental authorities.

          (7) Each of Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (8) Borrower has completed the seismic remediation work relating to the Media City Center Project more particularly described in a separate written agreement between Borrower and the Administrative Agent dated as of March 31, 2000.

     Section 6.14  Management Agreement.  The Management Agreements identified
                   --------------------
in Schedule 6.14 together with any management agreements entered into after the
   -------------
date hereof in accordance with the terms of Section 8.3 of this Agreement are
                                            -----------
the only management agreements in existence with respect to the operation or management of the Projects. The copies of the Management Agreements delivered to the Administrative Agent are each a true and correct copy, and each such agreement has not been amended or modified. Neither party to such agreement is in default under any material provisions of such agreement and none of the Managers has any defense, offset right or other right to withhold performance under or terminate such agreement.

     Section 6.15  REIT Status.  The Company is organized in conformity with the
                   -----------
requirements for qualification as an equity-oriented REIT under the Code. The Company has met all of the requirements for qualification as an equity-oriented REIT under the Code for its fiscal year ended December 31, 1999. The Company is in a position to qualify for its current fiscal year as a REIT under the Code and its proposed methods of operation will enable it to so qualify.

     Section 6.16  Ownership of Projects and Property.  Except with respect to
                   ----------------------------------
encumbered Properties owned by special purpose entities created for purposes of securitizing the mortgage loans encumbering the same, ownership of all wholly owned Properties and other property of the Consolidated Business is held by Borrower and its direct or indirect wholly-owned Subsidiaries and is not held directly by the Company.

     Section 6.17  REIT Debt.  Borrower and the Company represent, warrant and
                   ---------
covenant that, as of the Closing Date, none of (i) the Borrower, any Borrower Party, Lazard Freres Real Estate Investors, LLC, LFSRI, or Prometheus, (ii) any Person controlled by the Borrower, any Borrower Party, Lazard Freres Real Estate Investors, LLC, LFSRI, or Prometheus or (iii) any officers or directors of the Borrower or any Borrower Party are holders (either directly or indirectly) of any of the REIT Debt. The Exchangeable Debt has been paid in full and Borrower has no obligations or liabilities with respect thereto. As of the Closing Date, the outstanding principal amount of the Unsecured Debt is $128,548,000 and all interest and other amounts due and payable in respect of the Unsecured Debt has been paid in full. No default exists on the part of the Company in the payment, performance or observance of its obligations under or in connection with the Unsecured Debt and no event or circumstance currently exists which, with the passage of time or the giving of notice, or both, would constitute default on the part of the Company in the payment, performance or observance of its obligations under or in connection with the Unsecured Debt.

                                   ARTICLE 7

               FINANCIAL REPORTING AND NOTIFICATION REQUIREMENTS
               -------------------------------------------------

     Section 7.1  Financial Statements.  The Borrower will furnish to the
                  --------------------
Administrative Agent:

          (1)  Quarterly Reports.
               -----------------

          (a)  Company Quarterly Financial Reports. As soon as practicable, and
               -----------------------------------
     in any event within forty-five (45) days after the end of each fiscal quarter in each fiscal year of the Company (other than the last fiscal quarter in each fiscal year), the Financial Statements of the Company and its Subsidiaries on Form 10-Q as at the end of such period and a report setting forth in comparative form the corresponding figures for the corresponding period of the previous fiscal year, certified by a Financial Officer as fairly presenting the consolidated financial position of the Company and its subsidiaries as at the date indicated and the results of their operations and cash flow for the period indicated in accordance with GAAP, subject to normal adjustments.

          (b)  Quarterly Compliance Certificates. Together with each delivery of
               ---------------------------------
     any quarterly report pursuant to paragraph (1)(a) of this Section 7.1,
                                                               -----------
     Borrower shall deliver (i) a Borrowing Base Certificate as of the end of such fiscal quarter, executed by a Responsible Officer, together with (to the extent not previously delivered) copies of the Eligible Project Documents in respect of each of the Eligible Projects shown listed thereon, and (ii) a Compliance Certificate as of the end of such fiscal quarter, executed by a Financial Officer.

          (c)  Quarterly Financial Statements With Respect to the Projects.  As
               -----------------------------------------------------------
     soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter in each fiscal year (other than the last fiscal quarter in each fiscal year), a rent roll for each of the Projects certified by a Financial Officer, together with a statement of gross revenues (adjusted to eliminate the effects of straight-lining of rents), direct operating expenses, net operating income, capital expenditures, tenant improvements and leasing commissions for each of the Projects as at the end of such quarter or for such quarter, as applicable, and for the four (4) fiscal quarter period ending as of the end of such quarter, each of which statements shall (i) set forth in comparative form, the figures for the corresponding periods during the previous fiscal year, (ii) be prepared in reasonable detail, and (iii) be certified by a Financial Officer that they are complete and correct and that they fairly present the gross revenues (adjusted to eliminate the effects of straight-lining of rents), direct operating expenses and net operating income of each Project as at the end of such fiscal quarter and for the four (4) fiscal quarter period ending as of the end of such quarter, in accordance with GAAP (subject to normal, year-end audit adjustments).

        (2)  Annual Reports.
             --------------

        (a)  Company Financial Statements.  As soon as practicable, and in any
             ----------------------------
     event within ninety (90) days after the end of each fiscal year, (i) the financial statements of the Company and its subsidiaries on Form 10-K as at the end of such fiscal year and a report setting forth in comparative form the corresponding figures from the consolidated financial statements of the Company and its subsidiaries for the prior fiscal year accompanied by (ii) a report thereon of Deloitte & Touche or other independent certified public accountants reasonably acceptable to the Administrative Agent, which report shall be unqualified as to scope of audit and shall state that such financial statements fairly present the consolidated financial position of the Company and its subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which Deloitte & Touche or any such other independent certified public accountants, if applicable, shall concur and which shall have been disclosed in the notes to the financial statements)(which report shall be subject to the confidentiality limitations set forth herein); and
     (iii) in the event that the report referred to in clause (ii) above is qualified, a copy of the management letter or any similar report delivered to the Company or to any officer or employee thereof by such independent certified public accountants in connection with such financial statements. The Administrative Agent and each Lender (through the Administrative Agent) may, with the consent of the Company (which consent shall not be unreasonably withheld), communicate directly with such accountants, with any such communication to occur together with a representative of the Company, at the expense of the Administrative Agent (or the Lender requesting such communication), upon reasonable notice and at reasonable times during normal business hours.

        (b)  Annual Compliance Certificates.  Together with each delivery of any
             ------------------------------
     annual report pursuant to clause (a) of this Section 7.1(2), Borrower shall
                                                  --------------
     deliver a Compliance Certificate as of the end of such fiscal year, executed by a Financial Officer.

        (c)  Annual Financial Statements With Respect to the Projects.  As soon
             --------------------------------------------------------
     as practicable, and in any event within ninety (90) days after the end of each fiscal year, a rent roll for each of the Projects, together with a statement of gross revenues (separately setting forth the effects of straight-lining of rents), direct operating expenses, net operating income, capital expenditures, tenant improvements and leasing commissions for each of the Projects as at the end of such fiscal year or for such fiscal year, as applicable, in each case certified by a Financial Officer, together with an audited statement of gross revenues (separately setting forth the effects of straight-lining of rents) and direct operating expenses for each of the Projects for such fiscal year, each of which audited statements shall (i) set forth in comparative form, the figures for gross revenues (separately setting forth the effects of straight-lining of rents) and direct operating expenses for the previous fiscal year; provided that a comparative form shall not be required for
                  -------- ----
     Projects which have been Projects for less than one (1) full fiscal year,
     (ii) be prepared in reasonable detail, (iii) be accompanied by a report thereon of Deloitte & Touche or other independent public accountants of comparable recognized national standing reasonably acceptable to the Administrative Agent, (iv) be unqualified as to scope of audit, and (v) state that such consolidated statement presents fairly the gross revenues and direct operating expenses as at the end of such fiscal year of each such statement in accordance with GAAP.

          (d)  Budgets.  Commencing with the budget for the calendar year 2001,
               -------
     and for each calendar year thereafter, Borrower shall submit to the Administrative Agent an annual budget for each of the Projects not later than January 15th of the calendar year in question, in form and substance satisfactory to the Administrative Agent and setting forth in reasonable detail budgeted monthly operating revenues and expenses for each Project

          (3)  Compliance Certificate. Concurrently with any delivery of
               ----------------------
financial statements under subsections (1) or (2) above, a certificate of a Financial Officer (i) certifying as to whether a Potential Default has occurred and is continuing and, if a Potential Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 12.1(a) and 12.1(b), as applicable, and
                              ----------------------------
(iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in
Section 6.3 and, if any such change has occurred, specifying the effect of such
-----------
change on the financial statements accompanying such certificate.

          (4)  Other Information. Promptly following any request therefor, such
               -----------------
other information regarding the operations, business affairs and financial condition of Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

     Section 7.2  Notices of Material Events.
                  --------------------------

          (1) Borrower will furnish to the Administrative Agent prompt written notice of the following:

          (a)  the occurrence of any Potential Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority against or affecting Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

          (d) during the Net Proceeds Remittance Period, the entering into by Borrower or any of its Subsidiaries of any letter of intent, commitment letter, contract, purchase and sale agreement, loan agreement, note, mortgage, or other agreement providing for, or the occurrence of, any sale, taking, financing, refinancing, transfer (as defined in Section 8.1) or
                                                             -----------
     other disposition of any of the Properties, together with a copy, certified by a Responsible Officer as being true, correct and complete, of all such agreements and all material notices and correspondence relating thereto promptly (and in any event within five (5) Business Days) after the execution and delivery thereof to (or, in the case of any such notice and correspondence, receipt thereof by) Borrower or any of its Subsidiaries; and

          (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

          (2) After the expiration of the Net Proceeds Remittance Period, Borrower shall deliver to the Administrative Agent and the Lenders written notice of each of the following: (a) a sale, transfer or other disposition of assets, in a single transaction or series of related transactions, not less than five (5) Business Days after the occurrence thereof if for consideration in excess of $10,000,000, (b) an acquisition of assets, in a single transaction or series of related transactions, not less than five (5) Business Days after the occurrence thereof if for consideration in excess of $20,000,000, and (c) the grant of a Lien with respect to assets, in a single transaction or series of related transactions, not less than five (5) Business Days after the occurrence thereof if in connection with Indebtedness aggregating an amount in excess of $20,000,000. Simultaneously with delivery of any such notice, Borrower shall be deemed to have represented and warranted to the Administrative Agent that Borrower is in compliance with this Agreement and the other Loan Documents both on a historical basis and on a pro forma basis, exclusive of the property sold, transferred and/or encumbered and inclusive of the property to be acquired or the indebtedness to be incurred. To the extent such proposed transaction would result in a failure to comply with the financial covenants set forth herein, proceeds of such transaction (together with such additional amounts as may be required), in an amount, as determined by the Administrative Agent, equal to that which would be required to reduce the Obligations so that Borrower will be in compliance with the covenants set forth herein upon the consummation of the contemplated transaction, shall be applied to prepay the Obligations.

          (3) Borrower shall promptly notify the Administrative Agent and the Lenders upon obtaining knowledge of the bankruptcy or cessation of substantially all of the operations of any tenant to which greater than two percent (2.0%) of the annualized minimum rent of the Projects is attributable.

          (4) Promptly and in any event within ten (10) days of Borrower or any Subsidiary learning of any of the following, written notice to the Administrative Agent of any of the following:

          (a) the Release of any Hazardous Material on or from any property owned or leased by Borrower or any of its Subsidiaries and any written order, notice, permit, application or other written communication or report received by Borrower or any of its Subsidiaries in connection with or relating to any such Release, unless such Release is not reasonably likely to subject Borrower or any of its Subsidiaries to Environmental Liabilities and Costs which would have a Material Adverse Effect;

          (b) any notice or claim to the effect that Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Hazardous Material into the environment, which liability would have a Material Adverse Effect;

          (c) receipt by Borrower or any of its Subsidiaries or any Manager of notification that any real or personal property of Borrower or any of its Subsidiaries is subject to an Environmental Lien;

          (d) any Remedial Action taken by Borrower or any of its Subsidiaries or any other Person on their behalf in response to any Hazardous Material on, under or about any real property owned or leased by Borrower or any of its Subsidiaries, unless such Remedial Action is not reasonably likely to subject Borrower or any of its Subsidiaries to Environmental Liabilities and Costs which would have a Material Adverse Effect;

          (e) receipt by Borrower or any of its Subsidiaries of any notice of violation of, or knowledge by Borrower or any of its Subsidiaries that there exists a condition which may result in a violation by Borrower or any of its Subsidiaries of, any Environmental Law, unless such violation is not reasonably likely to subject Borrower or any of its Subsidiaries to Environmental Liabilities and Costs which would have a Material Adverse Effect;

          (f) any proposed Capital Expenditure by Borrower or any of its Subsidiaries intended or designed to implement any existing or additional Remedial Action, unless such expenditures are not reasonably likely to have a Material Adverse Effect;

          (g) the commencement of any judicial or administrative proceeding or investigation alleging a violation of any Environmental Law; or

          (h) any proposed acquisition of stock, assets or real property, or any proposed leasing of property by Borrower, or any of its Subsidiaries, unless such action is not reasonably likely to subject Borrower and its Subsidiaries to Environmental Liabilities and Costs to Borrower which would have a Material Adverse Effect.

          (5) Promptly, such additional financial and other information respecting the financial or other condition of Borrower or any of its Subsidiaries or the status or condition of any real property owned or leased by Borrower or its Subsidiaries, or the operation thereof which

Borrower is entitled to or can otherwise reasonably obtain, as the Administrative Agent from time to time reasonably requests.

          (6) Upon written request by any Lender through the Administrative Agent, a report providing an update of the status of any Environmental Claim, Remedial Action or any other issue identified in any notice or report required pursuant to this Section 7.3.
                 -----------

          Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto and copies of any underlying notices, documents, agreements or instruments relating thereto, including without limitation, copies of any relevant letters of intent, commitment letters and purchase and sale agreements, each certified by such Financial Officer as being true, correct and complete.

     Section 7.3  Audits.  At any time while a Potential Default or Event of
                  ------
Default exists (including, without limitation, due to any failure on the part of the Borrower to comply with Sections 7.1(1)(c) or 7.1(2)(c)), the Administrative
                            ------------------    ---------
Agent shall have the right to choose and appoint a certified public accountant to perform financial audits as it deems necessary, at Borrower's expense. Borrower shall permit the Administrative Agent to examine such records, books and papers of Borrower which reflect upon its financial condition and the income and expenses relative to the Properties.

                                   ARTICLE 8

                                   COVENANTS
                                   ---------

     Borrower covenants and agrees with the Administrative Agent and the Lenders as follows:

     Section 8.1  Cash Sales.  Without the prior written consent of the
                  ----------
Administrative Agent, neither Borrower nor any of its Subsidiaries shall (a) directly or indirectly sell, transfer, convey, mortgage, pledge, or assign any interest in any Property or any part thereof (including any partnership, membership or any other ownership interest in Borrower or the Subsidiary owning any Property) or any of the Agency Notes or (b) further encumber, alienate, grant a Lien or grant any other interest in any Property or any part thereof (including any partnership, membership or other ownership interest in Borrower or the Subsidiary owning any Property or any of the Agency Notes), whether voluntarily or involuntarily, unless the purchase price or other consideration payable to Borrower or such Subsidiary consists entirely of cash and Borrower or such Subsidiary complies with Section 2.7(2).
                              --------------

As used in this Section 8.1 and in Section 2.7(2) and 2.8(2) and in the
                -----------        --------------     ------
definition of "Net Proceeds", "transfer" shall include the sale, transfer, conveyance, mortgage, pledge, or assignment of the legal or beneficial ownership of or the granting of any participation in (a) any Property, (b) any partnership interest in any general partner in Borrower or any Subsidiary that is a partnership, (c) any membership interest in any member in Borrower or any Subsidiary that is a limited liability company, (d) any voting stock in any general partner in Borrower or any Subsidiary that is a corporation and (e) any Agency Note; "transfer" shall not include (i) the leasing of any space within the Properties so long as Borrower and/or the Subsidiary, as applicable, complies with the provisions of the Loan Documents relating to such leasing activity; (ii) transfers of limited partnership interests in Borrower, subject to Section 9.13; and (iii) transfers of Stock of
                                  -----------
the Company, subject to Section 9.13 and 12.8.
                        ---------------------

     Section 8.2  Taxes; Charges.  Borrower shall not suffer or permit the joint
                  --------------
assessment of any Project with any other real property constituting a separate tax lot or with any other real or personal property. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in a Lien on any Project; provided, however, that
                                                  --------  -------
Borrower may contest the validity of such claims and demands so long as Borrower complies with the requirements of Section 8.11.
                                  ------------

     Section 8.3  Project Management.  Borrower shall not terminate, replace or
                  ------------------
appoint any manager or terminate (except upon a default by the Manager thereunder and in accordance with the applicable Management Agreement) or amend the Management Agreement for any Project without the Administrative Agent's prior written approval, such approval not to be unreasonably withheld or delayed. If at any time the Administrative Agent consents to the appointment of a new manager, such new manager and Borrower shall, as a condition of the Administrative Agent's consent, execute a Manager's Consent and Subordination of Management Agreement in a form reasonably acceptable to the Administrative Agent. Each manager shall hold and maintain all necessary licenses, certifications and permits required by law. Borrower shall fully perform all of its covenants, agreements and obligations under each Management Agreement.

     Section 8.4  Operation; Maintenance; Inspection.  Borrower shall observe
                  ----------------------------------
and comply with all legal requirements applicable to the ownership, use and operation of the Projects, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect. Borrower shall maintain each Project in good condition and promptly repair any damage or casualty.

     Section 8.5  Taxes on Security.  Borrower shall pay all taxes, charges,
                  -----------------
filing, registration and recording fees, excises and levies payable with respect to the Notes or the Liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on the Administrative Agent or any Lender. If there shall be enacted any law (1) deducting the Loans from the value of any Project for the purpose of taxation, (2) affecting any Lien on any Project, or (3) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall promptly pay to the Administrative Agent, on demand, all taxes, costs and charges for which the Administrative Agent or any Lender is or may be liable as a result thereof; provided, however,
                                                             --------  -------
that if such payment would be prohibited by law or would render the Loans usurious, then instead of collecting such payment, the Administrative Agent may (and on the request of the Majority Lenders shall) declare all amounts owing under the Loan Documents to be immediately due and payable.

     Section 8.6  Legal Existence; Name, Etc.
                  ---------------------------

          (1) Borrower shall, and shall cause each of its Subsidiaries and the Company to, preserve and keep in full force and effect its existence, entity status, franchises, rights and privileges under the laws of the state of its formation, and all qualifications, licenses and permits material to the ownership, use and operation of its property. Except as permitted pursuant to Section 12.3, neither Borrower nor any
                                          ------------
of its Subsidiaries nor the Company shall wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets. Borrower and the Company shall conduct business only in its own name and shall not change its name, identity, or organizational structure, or the location of its chief executive office or principal place of business unless Borrower (a) shall have provided prior written notice to the Administrative Agent of such change, and (b) shall have taken all actions necessary or reasonably requested by the Administrative Agent to assure perfection and continuation of perfection of security interests under the Loan Documents. Borrower (and each general partner in Borrower, if any), shall maintain its separateness as an entity, including maintaining separate books, records, and accounts and observing corporate and partnership formalities independent of any other entity, shall pay its obligations with its own funds and shall not commingle funds or assets with those of any other entity.

          (2) The Company shall at all times (1) remain a publicly traded company listed on the New York Stock Exchange or the American Stock Exchange;
(2) retain direct or indirect management and control of Borrower, and (3) operate its business at all times so as to satisfy all requirements necessary to qualify as an equity-oriented REIT under the Code. The Company will maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of the Company as an equity-oriented REIT as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the Internal Revenue Service all returns and reports required thereby. The Company will request from its shareholders all shareholder information required by the Code and applicable regulations of the Department of Treasury promulgated thereunder.

     Section 8.7  Reserved.
                  --------

     Section 8.8  Books and Records; Inspection Rights.  Borrower will, and will
                  ------------------------------------
cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, at the expense of any such Lender, unless an Event of Default, Potential Default or Borrowing Base Imbalance has occurred and is continuing (in which case at the Borrower's expense), upon reasonable prior notice and during normal business hours, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountant, all at such reasonable times and as often as reasonably requested.

     Section 8.9  Further Assurances.  Borrower shall promptly (1) cure any
                  ------------------
defects in the execution and delivery of the Loan Documents, and (2) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as the Administrative Agent may reasonably request to further evidence and more fully describe the collateral for the Loans, to correct any omissions in the Loan Documents, to perfect, protect or preserve any liens created under any of the Loan Documents, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith.

     Section 8.10  Outstanding REIT Debt.  To the extent the documentation
                   ---------------------
governing the REIT Debt requires the holder thereof to provide a REIT Debt Statement, Borrower shall obtain and provide to the Administrative Agent, not later than January 5, 2001, a written statement (a "REIT Debt Statement")
                                                    -------------------
reasonably satisfactory to the Administrative Agent from the holders of the REIT Debt (or any trustee, servicer or like representative acting on their behalf) setting forth, as of a date no earlier than January 1, 2001, the amount due under the REIT Debt. To the extent that the Borrower is unable to obtain a REIT Debt Statement, or the documentation governing the REIT Debt does not require the holder thereof to provide a REIT Debt Statement, then, not later than January 5, 2001, Borrower shall provide to the Administrative Agent a written certification signed by a Responsible Officer and otherwise in form and substance reasonably satisfactory to the Administrative Agent setting forth, as of a date no earlier than January 1, 2001, the amount due under the REIT Debt.

     Section 8.11  Payment of Obligations.  Borrower will, and will cause each
                   ----------------------
of its Subsidiaries to, pay its obligations, including, without limitation, all present or future taxes levies, imposts, duties, deductions, charges or withholdings imposed by any governmental authority , that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     Section 8.12  Indemnification.  Borrower shall indemnify the Administrative
                   ---------------
Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and
                                                     ----------
hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, actually incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder, the Borrowing of Loans, the use of the proceeds thereof, the issuance of Letters of Credit or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any misrepresentation or breach of warranty under Article 4 or any Environmental Claim or any Environmental Lien or any Remedial Action arising out of or based upon anything relating to real property owned or leased by Borrower or any of its Subsidiaries; or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing or to any of the Properties, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such
                                                         -------- ----
indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee.

     Section 8.13  Compliance with Laws.  Borrower will, and will cause each of
                   ---------------------
its subsidiaries to, comply with all laws, rules, regulations and orders of any governmental authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 8.14  Use of Proceeds and Letters of Credit.  No part of the
                   -------------------------------------
proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations U and X. Letters of Credit will be issued only to support performance obligations or escrow deposits or as additional support for other operating purposes and partial credit enhancements for Indebtedness. The proceeds of the Loans, will be used only for the purposes of:

        (a) acquisition of retail properties similar to the Initial Projects located in the following states: Washington, California, Oregon, Arizona, Nevada, Utah or Idaho; and

        (b) refinancing of existing Indebtedness for borrowed money secured by Properties;

        (c)   redevelopment of Properties;

        (d) general corporate purposes of Borrower and its Subsidiaries; provided that the maximum aggregate amount outstanding for such purpose at any time shall not exceed an amount equal to 10% of the lesser of the Commitments and the Borrowing Base from time to time; and

        (e) subject to the terms and conditions hereof, repaying or acquiring the Unsecured Debt.

     Section 8.15  Ownership of Projects and Properties.  The ownership of
                   ------------------------------------
substantially all wholly owned Properties and other property of the Consolidated Businesses shall be held by Borrower and its Subsidiaries and shall not be held directly by the Company.

                                   ARTICLE 9

                               EVENTS OF DEFAULT
                               -----------------

     Each of the following shall constitute an Event of Default:

     Section 9.1  Payments.  Borrower's failure to pay any regularly scheduled
                  --------
installment of principal, interest or other amount due under the Loan Documents or any reimbursement obligation in respect of any LC Disbursement within five
(5) days of (and including) the date when due, or Borrower's failure to pay any amounts due under the Loan Documents which are not regularly scheduled payments within five (5) days after written notice or Borrower's failure to pay the Loans and all reimbursement obligations in respect of LC Disbursements at the Maturity Date, whether by acceleration or otherwise.

     Section 9.2  Reserved.
                  --------

     Section 9.3  Financial Covenants.  If Borrower or the Company breaches any
                  -------------------
of its respective covenants under Article 12.

     Section 9.4  Reserved.
                  --------

     Section 9.5  Sale, Encumbrance, Etc.  The sale, transfer, conveyance,
                  ----------------------
pledge, mortgage or assignment of any part or all of any Property or any Agency Note, or any interest in any Property or any Agency Note, or of any interest in Borrower, in violation of Section 8.1 of this Agreement.
                          -----------

     Section 9.6  Representations and Warranties.  Any representation or
                  ------------------------------
warranty made in any Loan Document or in any report, certificate, financial statement or other document furnished pursuant to this Agreement or any other Loan Document proves to be untrue in any material respect when made or deemed made.

     Section 9.7  Reserved.
                  --------

     Section 9.8  Involuntary Bankruptcy or Other Proceeding.  Commencement of
                  ------------------------------------------
an involuntary case or other proceeding against Borrower or any Borrower Party (each, a "Bankruptcy Party") which seeks liquidation, reorganization or other
          ----------------
relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Federal Bankruptcy Code.

     Section 9.9  Voluntary Petitions, Etc.  Commencement by a Bankruptcy Party
                  ------------------------
of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Indebtedness under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing.

     Section 9.10  Default under Material Indebtedness.  If (a) Borrower or any
                   -----------------------------------
Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) and such failure shall continue beyond any applicable grace period in respect of any Material Indebtedness, when and as the same shall become due and payable; or (b) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that clause (b) of this
                                          -------- ----
Section 9.10 shall not apply to Secured Indebtedness that
------------
becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness unless prohibited by this Agreement.

     Section 9.11  Judgments.  If one or more judgments for the payment of money
                   ---------
in an aggregate amount in excess of $10,000,000 shall be rendered against Borrower, any Subsidiary or any combination thereof and, except to the extent payment of the same shall be covered by insurance, the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Borrower or any Subsidiary to enforce any such judgment.

     Section 9.12  ERISA Event.  If an ERISA Event shall have occurred that, in
                   -----------
the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect.

     Section 9.13  Change in Control.  If a Change in Control shall occur.
                   -----------------

     Section 9.14  Material Adverse Event.  If an event shall occur which has a
                   ----------------------
Material Adverse Effect.

     Section 9.15  REIT Status.  If the Company shall fail to (i) maintain its
                   -----------
status as a REIT for federal income tax purposes, (ii) continue as a general partner of Borrower, (iii) comply with all legal requirements applicable to it and its businesses and Properties, in each case where the failure to so comply individually or in the aggregate will have or is reasonably likely to have a Material Adverse Effect, (iv) remain listed on the New York Stock Exchange or the American Stock Exchange, or (v) file all tax returns and reports required to be filed by it with any governmental authority as and when required to be filed or to pay any taxes, assessments, fees or other governmental charges upon it or its property, assets, receipts, sales, use, payroll, employment, licenses, income, or franchises which are shown in such returns, reports or similar statements to be due and payable as and when due and payable, except for taxes, assessments, fees and other governmental charges (A) that are being contested by the Company in good faith by an appropriate proceeding diligently pursued, (B) for which adequate reserves have been made on its books and records, and (C) the amounts the non-payment of which would not, individually or in the aggregate, result in a Material Adverse Effect and such failure under this clause (v), to the extent curable, shall remain uncured for a period of thirty (30) days after notice thereof from the Administrative Agent to Borrower.

     Section 9.16  Merger.  If the Company shall merge or liquidate with or into
                   ------
any other Person and, as a result thereof and after giving effect thereto, (i) the Company is not the surviving Person or (ii) such merger or liquidation would effect an acquisition of or investment in any Person not otherwise permitted under the terms of this Agreement.

     Section 9.17  Environmental Event.  If Borrower or any of its Subsidiaries
                   -------------------
shall have entered into any consent or settlement decree or agreement or similar arrangement with a governmental authority or any judgment, order, decree or similar action shall have been entered against Borrower or any of its Subsidiaries, in each case based on or arising from the violation of or pursuant to any Environmental Law, or the generation, storage, transportation, treatment, disposal or Release of any Hazardous Material and, in connection with all the foregoing, Borrower and its Subsidiaries are likely to incur Environmental Liabilities and Costs which would have a Material Adverse Effect.

     Section 9.18  Sinking Fund Deficiency.  If, on January 12, 2001, the
                   -----------------------
aggregate of the amount of the Blocked Availability and the sums deposited into and available for disbursement from the Sinking Fund on such date are not sufficient to fully satisfy the REIT Debt, unless, prior to January 12, 2001, the Borrower and the Company have restructured the REIT Debt in a manner satisfactory to Administrative Agent in its sole discretion and the Administrative Agent has acknowledged the satisfactory nature of such restructuring in writing.

     Section 9.19  Covenants.  Borrower's failure to perform or observe any of
                   ---------
the agreements and covenants contained in this Agreement or in any of the other Loan Documents and not specified above, and the continuance of such failure for thirty (30) days after notice by the Administrative Agent to Borrower.


                                  ARTICLE 10

                                   REMEDIES
                                   --------

     Section 10.1  Remedies - Insolvency Events.  Upon the occurrence of any
                   ----------------------------
Event of Default described in Section 9.8 or 9.9, the obligations of the Lenders
                              -----------    ---
to advance amounts hereunder and of the Issuing Bank to issue, amend, renew and extend Letters of Credit shall immediately terminate, and all amounts due under the Loan Documents immediately shall become due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower; however, if the Bankruptcy Party under
Section 9.8 or 9.9 is other than Borrower, then all amounts due under the Loan
-----------    ---
Documents shall become immediately due and payable at the Administrative Agent's election, in the Administrative Agent's sole discretion.

     Section 10.2  Remedies - Other Events.  Except as set forth in Section 10.1
                   -----------------------                          ------------
above, while any Event of Default exists, the Administrative Agent may (1) by written notice to Borrower, declare the entire amount of the Loans and all other Obligations to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrower, (2) terminate the obligation, if any, of the Lenders to advance amounts hereunder and of the Issuing Bank to issue, amend, renew and extend Letters of Credit, and (3) exercise all rights and remedies therefor under the Loan Documents and at law or in equity.

     Section 10.3  Lender's Right to Perform the Obligations.  If Borrower shall
                   -----------------------------------------
fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse the Administrative Agent or any Lender may have because of such Event of Default, the Administrative Agent may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and shall have the right to enter upon any Project for such purpose and to take all such action thereon and with respect to such Project as it may deem necessary or appropriate. If the Administrative Agent shall elect to pay any sum due with reference to a Project, the Administrative Agent may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, the Administrative Agent shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Additionally, if any Hazardous Materials affect or threaten to affect any Project, the Administrative Agent may (but shall not be obligated to) give such notices and take such actions as it deems necessary or advisable in order to abate the discharge of any Hazardous Materials or remove the Hazardous Materials. Borrower shall indemnify, defend and hold the Administrative Agent and the Lenders harmless from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by the Administrative Agent or any Lender pursuant to the provisions of this Section
                                                                      -------
10.3, including those arising from the joint, concurrent, or comparative
----
negligence of the Administrative Agent and any Lender, except as a result of the Administrative Agent's or any Lender's gross negligence or willful misconduct. All sums paid by the Administrative Agent pursuant to this Section 10.3, and all
                                                           ------------
other sums expended by the Administrative Agent or any Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loans, shall be secured by the Loan Documents and shall be paid by Borrower to the Administrative Agent upon demand.


                                  ARTICLE 11

                                 MISCELLANEOUS
                                 -------------

     Section 11.1  Notices.  Any notice required or permitted to be given under
                   -------
this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this
Section 11.1) to the intended recipient at the "Address for Notices" specified
------------
below its name on the signature pages hereof. Any communication so addressed and mailed shall be deemed to be given on the earliest of (1) when actually delivered, (2) on the first Business Day after deposit with an overnight air courier service, or (3) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by the Administrative Agent, a Lender or Borrower, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above, and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 11.1. Any party may designate a change of
                           ------------
address by written notice to each other party by giving at least ten (10) days prior written notice of such change of address.

     Section 11.2  Amendments, Waivers, Etc.
                   ------------------------

          (1) Subject to any consents required pursuant to this Section 11.2 and
                                                                ------------
any other provisions of this Agreement and any other Loan Document which expressly require the consent, approval or authorization of the Majority Lenders, this Agreement and any other Loan Document may be modified or supplemented only by an instrument in writing signed by the Borrower and the Administrative Agent; provided that, the Administrative Agent may (without any
                      --------
Lender's consent) give or withhold its agreement to any amendments of the Loan Documents or any waivers or consents in respect thereof or exercise or refrain from exercising any other rights or remedies which the Administrative Agent may have under the Loan Documents or otherwise provided that such actions do not, in the Administrative Agent's judgment reasonably exercised, materially adversely affect the value of any collateral, taken as a whole, or represent a departure from Administrative Agent's standard of care described in Section 13.5 (and the
                                                          ------------
assignment or granting of a participation by GECC shall not limit or otherwise affect its discretion in respect of any of the foregoing), except that the Administrative Agent will not, without the consent of each Lender, agree to the following (provided that no Lender's consent shall be required for any of the following which are otherwise required under the Loan Documents): (a) reduce the principal amount of the Loans or reduce the interest rate thereon (except that Administrative Agent may, without the Lenders' consent; waive the requirement that interest be paid at the Default Rate); (b) extend any stated payment date for principal of or interest on the Loans payable to such Lender;
(c) release the Borrower, any Guarantor or any other party from liability under the Loan Documents; (d) release or subordinate in whole or in part any material portion of the collateral given as security for the Loans other than in accordance with Section 2.9; (e) modify any of the provisions of this Section,
                -----------
the definition of "Majority Lenders" or any other provision in the Loan Documents specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder; or (f) consent to (i) the sale, transfer or encumbrance of any portion of a Project (or any interest therein) or any direct or indirect ownership interest therein and (ii) the incurrence by Borrower of any additional indebtedness secured by a Project, in each case to the extent (and subject to any standard of reasonability) such consent is required under the Loan Documents.

          (2) Notwithstanding anything to contrary contained in this Agreement, any modification or supplement of Article 13, or of any of the rights or duties
                                  ----------
of the Administrative Agent hereunder, shall require the consent of the Administrative Agent.

     Section 11.3  Limitation on Interest.  It is the intention of the parties
                   ----------------------
hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrower, the Administrative Agent and the Lenders with respect to the Loans are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to the Administrative Agent or any Lender or charged by any Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loans would be usurious under applicable law (including the laws of the State of New York and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan Documents: (1) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Notes by the holders thereof (or, if the Notes have been paid in full, refunded to Borrower); and (2) if maturity is accelerated by reason of an election by the Administrative Agent in accordance with the terms hereof, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Notes (or, if the Notes have been paid in full, refunded to Borrower). The terms and provisions of this Section
                                                                      -------
11.3 shall control and supersede every other provision of the Loan Documents.
----
The Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State of New York, except that if at any time the laws of the United States of America permit the Lenders to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State of New York (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which the Lenders may contract for, take, reserve, charge or receive under the Loan Documents.

     Section 11.4  Invalid Provisions.  If any provision of any Loan Document is
                   ------------------
held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

     Section 11.5  Reimbursement of Expenses.  Borrower shall pay (i) all
                   -------------------------
reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or, if an Event of Default has occurred and is continuing, any Lender, including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, the

Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

     Section 11.6  Approvals; Third Parties; Conditions.  All approval rights
                   ------------------------------------
retained or exercised by the Administrative Agent and the Lenders with respect to leases, contracts, plans, studies and other matters are solely to facilitate the Lenders' credit underwriting, and shall not be deemed or construed as a determination that the Lenders have passed on the adequacy thereof for any other purpose and may not be relied upon by Borrower or any other Person. This Agreement is for the sole and exclusive use of the Administrative Agent, the Lenders, the Issuing Bank and Borrower and may not be enforced, nor relied upon, by any Person other than the Administrative Agent, the Lenders, the Issuing Bank and Borrower. All conditions of the obligations of the Administrative Agent, the Lenders and the Issuing Bank hereunder, including the obligation to make advances and issue Letters of Credit, are imposed solely and exclusively for the benefit of the Administrative Agent, the Lenders, the Issuing Bank and their successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that the Lenders will refuse to make advances or that the Issuing Bank will refuse to issue Letters of Credit in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the Administrative Agent, the Lenders and the Issuing Bank at any time in their sole discretion.

     Section 11.7  Lenders, Issuing Bank  and Administrative Agent Not in
                   ------------------------------------------------------
Control; No Partnership.  None of the covenants or other provisions contained in
-----------------------
this Agreement shall, or shall be deemed to, give the Administrative Agent, the Issuing Bank or any Lender the right or power to exercise control over the affairs or management of Borrower, the power of the Administrative Agent, the Issuing Bank and the Lenders being limited to the rights to exercise the remedies referred to in the Loan Documents. The relationship between Borrower and the Lenders and the Issuing Bank is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between the Administrative Agent, the Lenders, the Issuing Bank and Borrower or to create an equity in any Property in the Administrative Agent or any Lender. The Administrative Agent, the Issuing Bank and the Lenders neither undertake nor assume any responsibility or duty to Borrower or to any other person with respect to any Property or the Loans or the Letters of Credit, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (1) none of the Administrative Agent, the Issuing Bank and the Lenders is, or shall be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its stockholders, members, or partners and none of the Administrative Agent, the Issuing Bank and the Lenders intends to ever assume such status; (2) none of the Lenders, the Issuing Bank and the Administrative Agent shall in any event be liable for any Indebtedness, expenses or losses incurred or sustained by Borrower; and (3) none of the Lenders, the Issuing Bank and the Administrative Agent shall be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its stockholders, members, or partners. The Administrative Agent, the

Issuing Bank, the Lenders and Borrower disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between the Administrative Agent, the Issuing Bank, the Lenders and Borrower, or to create an equity in any Property in the Administrative Agent, the Issuing Bank or any Lender, or any sharing of liabilities, losses, costs or expenses.

     Section 11.8  Time of the Essence.  Time is of the essence with respect to
                   -------------------
this Agreement.

     Section 11.9  Successors and Assigns; Secondary Market Transactions.
                   -----------------------------------------------------

          (1) This Agreement shall be binding upon and inure to the benefit of the Administrative Agent, the Issuing Bank, the Lenders, Borrower and the Company (to the extent herein provided) and the respective successors and permitted assigns, provided that neither Borrower nor any other Borrower Party shall, without the prior written consent of the Administrative Agent, the Issuing Bank and all of the Lenders, assign any rights, duties or obligations hereunder.

          (2) Subject to Section 11.24, Borrower shall reasonably cooperate with
                         -------------
the Administrative Agent and each Lender in effecting any (a) sale of this Agreement, the Mortgages, the Notes, the other Loan Documents, and any and all servicing rights thereto, or any portions thereof, to one or more investors, (b) participation and/or syndication of the Loans to one or more investors, (c) deposit of this Agreement, the Notes and the other Loan Documents, or any portions thereof, with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (d) otherwise sale, transfer or assignment the Loans or interests therein in one or more transactions to investors (the transactions referred to in clauses (a) through
                                                           -----------
(d) are hereinafter each referred to as a "Secondary Market Transaction") and
---                                        ----------------------------
shall reasonably cooperate and use all reasonable efforts to satisfy the market standards to which the Administrative Agent and each Lender customarily adheres or which may be reasonably required by any participant, investor, purchaser or any rating agency involved in any Secondary Market Transaction (including, without limitation, delivery of opinions of counsel reasonably required in connection therewith). Borrower shall provide such information and documents relating to the Borrower and the Properties as the Administrative Agent and each Lender may reasonably request in connection with such Secondary Market Transaction. In addition, Borrower shall make available to the Administrative Agent and the Lenders all information concerning the Properties, its business and operations that the Administrative Agent and the Lenders may reasonably request. The Administrative Agent and the Lenders shall be permitted to share all information with the participants, investors, purchasers, investment banking firms, rating agencies, accounting firms, law firms and third-party advisory firms involved with the Loans and Loan Documents or the applicable Secondary Market Transaction, provided such Persons agree to hold such information confidential in accordance with Section 11.17(2). The Administrative Agent and
                                ----------------
the Lenders and all of the aforesaid participants, investors, purchasers, advisors, rating agencies and professional firms shall be entitled to rely on the information supplied by or on behalf of Borrower. Borrower also agrees to execute any amendment of or supplement to this Agreement and the other Loan Documents as the Administrative Agent and the Lenders may reasonably request in connection with any Secondary Market Transaction, provided that such amendment or supplement does not change the economic terms of the Loan or any Loan Document.

          (3) The Notes may hereafter be split, severed and subdivided, by in substitution for promissory notes of lesser denominations or otherwise, and, in such event, Borrower shall promptly execute additional or replacement Notes.

     Section 11.10  Renewal, Extension or Rearrangement.  All provisions of the
                    -----------------------------------
Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loans. For portfolio management purposes, the Lenders may elect to divide the Loans into two or more separate loans evidenced by separate promissory notes so long as the payment and other obligations of Borrower are not effectively increased or otherwise modified. Borrower agrees to cooperate with the Administrative Agent and the Lenders and to execute such documents as the Administrative Agent reasonably may request to effect such division of the Loans.

     Section 11.11  Waivers.  No course of dealing on the part of the
                    -------
Administrative Agent, the Issuing Bank or any Lender, their officers, employees, consultants or agents, nor any failure or delay by the Administrative Agent, the Issuing Bank or any Lender with respect to exercising any right, power or privilege of the Administrative Agent, the Issuing Bank or any Lender under any of the Loan Documents, shall operate as a waiver thereof.

     Section 11.12  Cumulative Rights.  Rights and remedies of the
                    -----------------
Administrative Agent and the Lenders under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 11.13  Singular and Plural.  Words used in this Agreement and the
                    -------------------
other Loan Documents in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement and the other Loan Documents shall apply to such words when used in the plural where the context so permits and vice versa.

     Section 11.14  Phrases.  When used in this Agreement and the other Loan
                    -------
Documents, unless a contrary intent is clearly indicated, the phrase "including" shall mean "including, but not limited to," the phrases "satisfactory to any Lender" or "satisfactory to the Administrative Agent" shall mean in form and substance reasonably satisfactory to such Lender or the Administrative Agent, as the case may be, in all respects, the phrases "with Lender's consent", "with Lender's approval", "with the Administrative Agent's consent" or "with the Administrative Agent's approval" shall mean such consent or approval at Lender's or the Administrative Agent's, as the case may be, reasonable discretion, and the phrases "acceptable to Lender" or "acceptable to the Administrative Agent" shall mean acceptable to Lender or the Administrative Agent, as the case may be, at such party's reasonable discretion."

     Section 11.15  Exhibits and Schedules.  The exhibits and schedules attached
                    ----------------------
to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

     Section 11.16  Titles of Articles, Sections and Subsections.  All titles or
                    --------------------------------------------
headings to articles, sections, subsections or other divisions of this Agreement and the other Loan Documents or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     Section 11.17  Promotional Material; Confidentiality.
                    -------------------------------------

          (1) Borrower authorizes the Administrative Agent, the Issuing Bank and each Lender to issue press releases, advertisements and other promotional materials in connection with the Administrative Agent's, the Issuing Bank's or such Lender's own promotional and marketing activities, and describing the Loans and the Letters of Credit in general terms or in detail and the Administrative Agent's, the Issuing Bank's or such Lender's participation in the Loans and the Letters of Credit. All references to the Administrative Agent, the Issuing Bank or any Lender contained in any press release, advertisement or promotional material issued by Borrower shall be approved in writing by the Administrative Agent, the Issuing Bank and such Lender in advance of issuance. All references to the Borrower or the Company contained in any press release, advertisement or promotional material issued by the Administrative Agent, the Issuing Bank or any Lender shall be approved in writing by the Borrower in advance of issuance, such approval not to be unreasonably withheld or delayed.

          (2) Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (g) with the written consent of Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Borrower. For the purposes of this Section, "Information" means all information received from Borrower relating to Borrower
 -----------
or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     Section 11.18  Survival.  All of the representations, warranties,
                    --------
covenants, and indemnities of Borrower hereunder (including environmental matters under Article 4, the obligations under Sections 2.11(1), 2.11(5) and
              ---------                        ----------------  -------
2.11(6)), and under the indemnification provisions of the other Loan Documents
-------
shall survive (a) the repayment in full of the Loans and the other Obligations and the release of the Liens evidencing or securing the Loans and the other Obligations, (b) the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to any Project to any party, whether or not an Affiliate of Borrower and (c) in the case of any Lender that may assign any interest in its Commitment or Loans hereunder in accordance with the terms of this Agreement, the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder.

     Section 11.19  Waiver of Jury Trial.  BORROWER, THE ADMINISTRATIVE AGENT,
                    --------------------
THE ISSUING BANK AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOANS, THE LETTERS OF CREDIT OR THE PROJECTS (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH LENDER TO ENTER THIS AGREEMENT.

     Section 11.20  Waiver of Punitive or Consequential Damages.  None of the
                    -------------------------------------------
Administrative Agent, the Lenders, the Issuing Bank or Borrower shall be responsible or liable to the other or to any other Person for any punitive, exemplary or consequential damages which may be alleged as a result of the Loans, the Letters of Credit or the transaction contemplated hereby, including any breach or other default by any party hereto.

     Section 11.21  Governing Law.
                    -------------

          (1) THIS AGREEMENT WAS MADE AND ACCEPTED BY THE ADMINISTRATIVE AGENT, THE ISSUING BANK, LENDERS AND BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTES DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION,

AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE RELEVANT PROJECT IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATES, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND LENDERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTES AND THE LETTERS OF CREDIT, AND THIS AGREEMENT AND THE NOTES AND THE LETTERS OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (2) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE ISSUING BANK OR BORROWER ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS MAY AT THE ADMINISTRATIVE AGENT'S OPTION (WHICH DECISION SHALL BE MADE BY THE MAJORITY LENDERS) BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY AGREE THAT SERVICE OF PROCESS UPON BORROWER MAY BE MAILED OR DELIVERED TO BORROWER IN THE MANNER HEREIN PROVIDED FOR NOTICES TO BORROWER AND SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE PERSONAL SERVICE OF PROCESS UPON BORROWER IN ANY SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK. BORROWER SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS FOR BORROWER HEREUNDER.

     Section 11.22  Entire Agreement.  This Agreement and the other Loan
                    ----------------
Documents embody the entire agreement and understanding between the Administrative Agent, the Lenders, the Issuing Bank and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     Section 11.23  Counterparts.  This Agreement may be executed in multiple
                    ------------
counterparts, each of which shall constitute an original, but all of which shall constitute one document.

     Section 11.24  Assignments and Participations.
                    ------------------------------

          (1)  Reserved.
               --------

          (2)  Assignments by the Lenders.  Each Lender may assign any of its
               --------------------------
Loans, its Note, its Commitment and its participations in Letters of Credit (but only with the consent of the Administrative Agent and, prior to the occurrence of an Event of Default, the consent of Borrower); provided that:
                                                  --------

          (a) no such consent by the Administrative Agent shall be required in the case of any assignment to another Lender or an affiliate of a Lender;

          (b) except to the extent the Administrative Agent shall otherwise consent, any such partial assignment (other than to another Lender or an affiliate of a Lender) shall be in an amount at least equal to $10,000,000;

          (c) each such assignment (including an assignment to another Lender or an affiliate of a Lender) by a Lender of its Loans or Commitment shall be made in such manner so that the same portion of its Loans and Commitment is assigned to the respective assignee;

          (d) subject to the applicable Lender's compliance with the provisions of clauses (b) and (c) above, the Administrative Agent's consent to an
        -----------    ----
     assignment shall not be unreasonably withheld, delayed or conditioned if
     (i) in the reasonable judgment of the Administrative Agent, such assignment is made to a reputable institutional investor with substantial experience in real estate lending and originating mortgage loans similar to the Loans, and a financial net worth of at least $100,000,000, (ii) such assignment is first offered to the Administrative Agent in accordance with the terms and conditions a separate agency agreement among the Administrative Agent and the Lenders, and (iii) the provisions of clause (e) have been satisfied;
                                              ----------
     and

          (e) upon execution and delivery by the assignee (even if already a Lender) to Borrower and the Administrative Agent of an Assignment and Acceptance pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the Commitment and Loans specified in such instrument, and upon consent thereto by the Administrative Agent and Borrower to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise consented to by the Administrative Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitment and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment the assigning Lender shall pay the Administrative Agent a processing and recording fee of $3,500 and the reasonable fees and disbursements of the Administrative Agent's counsel incurred in connection therewith.

          (3)  Participations. A Lender may sell or agree to sell to one or more
               --------------
other Persons (each a "Participant") a participation in all or any part of any
                       -----------
Loans held by it, or in its

Commitment or in its participation in any Letter of Credit, provided that such
                                                            --------
Participant shall not have any rights or obligations under this Agreement or any Note or any other Loan Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by Borrower to any Lender under Section 2.11 in respect of Loans held by it, its Commitment and
                 ------------
interests in any Letter of Credit shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans, Commitment and interests in any Letter of Credit and as if such Lender were funding each of such Loans and Commitment or participation in any Letter of Credit in the same way that it is funding the portion of such Loans and Commitment or participation in any Letter of Credit in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Loan Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee (except that such Lender may, without such Participant's consent, waive the requirement that interest be paid at the Default Rate) or (v) consent to any modification, supplement or waiver hereof or of any of the other Loan Documents to the extent that the same, under Section 11.2, requires the consent of each Lender.
      ------------

          (4)  Certain Pledges.  In addition to the assignments and
               ---------------
participations permitted under the foregoing provisions of this Section 11.24
                                                                -------------
(but without being subject thereto), any Lender may (without notice to Borrower, the Administrative Agent or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve Bank, and such Loans and Note shall be fully transferable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

          (5)  Provision of Information to Assignees and Participants.  A Lender
               ------------------------------------------------------
may furnish any information concerning Borrower or any of its Affiliates in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), provided that such assignees
                                                    -------- ----
and participants (including prospective assignees and participants) agree to keep such information confidential in accordance with Section 11.17(2).
                                                      ----------------

          (6)  No Assignments to Borrower or Affiliates.  Anything in this
               ----------------------------------------
Section 11.24 to the contrary notwithstanding, no Lender may assign or
-------------
participate any interest in any Loan held by it hereunder to Borrower or any of its Affiliates without the prior consent of each Lender.

     Section 11.25  Release.    Each of Borrower and Guarantor releases, acquits
                    -------
and forever discharges the Administrative Agent and each Lender and all subsidiaries, affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives of the Administrative Agent and the Lender, as well as their respective successors and assigns (hereinafter collectively being referred to as the "Released Parties") of and from any and
                                       ----------------
all
claims, demands, debts, losses, costs, expenses, proceedings, judgments, damages, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including, without limitation, such claims and defenses as fraud, mistake, duress and usury, which the Borrower and/or the Guarantor ever had, now have or might hereafter have against the Released Parties, or any of them, jointly or severally, for or by reason of any matter, cause or thing whatsoever, which relates to, is based on, or arises out of, by reason of or in connection with, in whole or in part, directly or indirectly, any act, omission, fact, circumstance or condition existing on or prior to the Closing Date in connection with the origination, servicing, administration and/or collection of the Loans.


                                  ARTICLE 12

                              NEGATIVE COVENANTS
                              ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, Borrower covenants and agrees with the Lenders that:

     Section 12.1  Indebtedness and Other Financial Covenants.
                   ------------------------------------------

          (1)  Financial Covenants. For the period from and after the date
               -------------------
hereof:

          (a)  Limitations on Indebtedness.  The Consolidate Business shall not
               ---------------------------
     directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except Indebtedness which would not exceed, at any time, seventy-five percent (75%) of Total Value ("Total Outstanding Indebtedness Limitation"). In
                            -----------------------------------------
     addition, the Company shall not incur, directly or indirectly, any Indebtedness other than the Guaranty and the Unsecured Debt.

          (b)  Minimum Fixed Charge Coverage Ratio. Borrower shall not at any
               -----------------------------------
     time permit the ratio of (A) Total Adjusted EBITDA to (B) Fixed Charges for the trailing four (4) calendar quarters to be less than: (i) 1.4 to 1 at any time the Loan-to-Value Ratio is 75% or more; (ii) 1.45 to 1 at any time the Loan-to-Value Ratio is more than 70%, but less than 75%; and (iii) 1.5 to 1 at any time the Loan-to-Value Ratio is 70% or less.

          (c)  Restrictions on Stock Buyback. The Company shall not, without the
               -----------------------------
     prior written consent of the Required Lenders, make any payment on account of the purchase, redemption, retirement or acquisition of (1) any shares of the Company's capital stock, or (2) any option, warrant or other right to acquire shares of the Company's capital stock; provided, however, that (x)
                                                    --------  -------
     provided no Event of Default or Borrowing Base Imbalance Exists, payments may be made in respect of the purchase or acquisition from departing management level employees of the Company of restricted securities of the Company held by such employee, but not more than $1,000,000 in the aggregate, and (y) after the satisfaction in full of the REIT Debt and provided no Event of Default or Borrowing Base Imbalance exists, payments may be made in respect of the purchase, redemption, retirement or acquisition of any of the securities described in the foregoing clauses (1) or (2) without the prior written consent of the Required Lenders if such payments are (A) made to management leaving the Company and (B) not in excess of $20,000,000 in the aggregate in any calendar year.

          (d)  Maximum Loan-to-Value Ratio.  At no time will the Borrower permit
               ---------------------------
     the Loan-to-Value Ratio to exceed (a) 75% at any time from and after June 30, 2001 and (b) 70% at any time from and after December 31, 2001.

          (2)  Negative Pledge. From and after the date hereof, neither Borrower
               ---------------
nor the Company will, and will not permit any Subsidiary to, enter into any agreement containing any provision prohibiting the creation or assumption of any Lien upon any Eligible Projects, or restricting the ability of Borrower to amend or modify this Agreement or any other Loan Document.

          (3)  Compliance. Borrower shall comply with the financial ratios set
               ----------
forth in this Section 12.1 as of the date of (and giving effect to) each
              ------------
Borrowing.

     Section 12.2  Liens.  Borrower will not, and will not permit any Subsidiary
                   -----
to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a)  Permitted Encumbrances;

          (b) Liens with respect to capital leases of equipment entered into in the ordinary course of business of Borrower pursuant to which the aggregate Indebtedness under such capital leases does not exceed $5,000,000 for any Property; and

          (c) Liens securing Secured Indebtedness, to the extent permitted under Section 12.1(1)(a).
           ------------------

     Section 12.3  Fundamental Changes.
                   -------------------

          (1) Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except (subject to Section 9.13):
                                ------------

          (i) in connection with the issuance, transfer, conversion or repurchase of limited partnership interests in Borrower, and

          (ii) if, at the time thereof and immediately after giving effect thereto, no Potential Default, Event of Default or Borrowing Base Imbalance shall have occurred and be continuing: (a) any Person may merge into Borrower in a transaction in which Borrower is the surviving corporation and (b) any Person may merge into any Subsidiary in a transaction in which the surviving corporation is a Subsidiary.

          (2) Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by Borrower and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

     Section 12.4  Investments, Loans, Advances, Guarantees and Acquisitions.
                   ---------------------------------------------------------
Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a)  Permitted Investments;

          (b)  Investments in real property; provided that (i) the aggregate
                                             -------- ----
     Investments by Borrower and its consolidated Subsidiaries in unimproved real property and properties under construction shall not exceed 10% of Total Value, and (ii) Properties that are not located in the States of Washington, California, Oregon, Arizona, Nevada, Utah or Idaho, shall not exceed 10% of Total Value;

          (c)  Investments (including loans) in Borrower's Subsidiaries;

          (d) Investments in notes secured by mortgages on any real property of any Person; provided that the aggregate investments of the type set forth
                 -------------
     in this clause (d) shall not exceed 10% of Total Value; and

          (e) additional Investments in an amount outstanding at any time not to exceed $10,000,000.

     Section 12.5  Hedging Agreements.  Borrower will not, and will not permit
                   ------------------
any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

     Section 12.6  Transactions with Affiliates.  Neither Borrower nor any of
                   ----------------------------
its Subsidiaries shall directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder or holders of more than five percent (5%) of any class of equity Securities of Borrower, or with any Affiliate of Borrower which is not its Subsidiary, on terms less favorable to Borrower or any of its Subsidiaries, as applicable, than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate. Nothing contained in this
Section 12.6 shall prohibit (a) increases in compensation and benefits for
------------
officers and employees of Borrower or any of its Subsidiaries which are customary in the industry or consistent with the past business practice of Borrower or such Subsidiary, provided that no Event of Default or Default has
                             -------- ----
occurred and is continuing; (b) payment of customary partners' indemnities; or
(c) performance of any obligations arising under the Loan Documents;

or (d) the performance by the Company and Borrower of their obligations under the Lazard Agreements.

     Section 12.7   Margin Regulations; Securities Laws.  Neither Borrower nor
                    -----------------------------------
any of its Subsidiaries, shall use all or any portion of the proceeds of any credit extended under this Agreement to purchase or carry "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     Section 12.8.  Negative Covenants of the Company.
                    ---------------------------------

          (a) The Company will not acquire any assets of any nature whatsoever, other than additional units in Borrower and, to the extent permitted hereunder, REIT Debt.

          (b) From and after the date hereof, the Company will not incur any Indebtedness or any other obligations or liabilities except (x) in its capacity as the general partner of Borrower in connection with transactions entered into in the ordinary course of business, (y) Indebtedness, the net proceeds of which are contributed to Borrower simultaneously with the incurrence thereof by the Company and (z) a refinancing of the REIT Debt.

          (c) From and after the date hereof, the Company will not retain any Net Offering Proceeds, and the same will be contributed by the Company to Borrower simultaneously with receipt thereof by the Company.

          (d) The Company shall not enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, any of its business or assets, including its interests in Borrower. Notwithstanding the foregoing, but subject to Section 9.13, the
                                                            ------------
Company shall be permitted to merge with another Person so long as the Company is the surviving Person following such merger.

                                  ARTICLE 13

                           THE ADMINISTRATIVE AGENT
                           ------------------------

     Section 13.1  Appointment, Powers and Immunities.  Each Lender hereby
                   ----------------------------------
appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 13.5 and the first sentence of Section 13.6 shall
                ------------                           ------------
include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

          (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender;

          (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by Borrower or any other Person to perform any of its obligations hereunder or thereunder; and

          (c) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except to the extent any such action taken or omitted violates the Administrative Agent's standard of care set forth in the first sentence of Section 13.5.
                                    ------------

The Administrative Agent may employ agents and attorneys-in-fact, and may delegate all or any part of its obligations hereunder, to third parties and shall not be responsible for the negligence or misconduct of any such agents, attorneys-in-fact or third parties selected by it in good faith. The Administrative Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent.

     Section 13.2  Reliance by Administrative Agent.  The Administrative Agent
                   --------------------------------
shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

     Section 13.3  Defaults.  The Administrative Agent shall not be deemed to
                   --------
have knowledge or notice of the occurrence of a Potential Default or Event of Default unless the Administrative Agent has received notice from a Lender or Borrower specifying such Potential Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Potential Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 13.7) take such
                                                     ------------
action with respect to such Potential Default or Event of Default and other matters relating to the Loans as shall be directed by the Lenders in accordance with a separate agreement entered into by the Administrative Agent and the Lenders.

     Section 13.4  Rights as a Lender.  With respect to GECC's Commitment and
                   ------------------
the Loans made by it, GECC (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. GECC (and any successor acting as Administrative Agent) and its affiliates (including CMF Capital Company, LLC) may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of lending, trust or other business with Borrower (and any of its Affiliates and any Persons acquiring Properties from Borrower and any of its Affiliates) as if it were not acting as the Administrative Agent, and GECC and its affiliates (including CMF Capital Company, LLC) may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     Section 13.5  Standard of Care; Indemnification.  In performing its duties
                   ---------------------------------
under the Loan Documents, the Administrative Agent will exercise the same degree of care as GECC normally exercises in connection with real estate loans in which no syndication or participations are involved, but the Administrative Agent shall have no further responsibility to any Lender except as expressly provided herein and except for its own gross negligence or willful misconduct which resulted in actual loss to such Lender, and, except to such extent, the Administrative Agent shall have no responsibility to any Lender for the failure by the Administrative Agent to comply with any of the Administrative Agent's obligations to Borrower under the Loan Documents or otherwise. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under
Section 11.5, but without limiting the obligations of Borrower under Section
------------                                                         -------
11.5) ratably in accordance with the aggregate principal amount of the Loans
----
held by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that Borrower is obligated to pay under Section 11.5, but
                                                           ------------
excluding, unless a Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the
                          --------
foregoing to the extent they arise from the Administrative Agent's breach of its standard of care set forth in the first sentence of this Section.

     Section 13.6  Non-Reliance on Administrative Agent and Other Lenders.  Each
                   ------------------------------------------------------
Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and its Affiliates and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Loan Document. Subject to the provisions of the first sentence of Section 13.5, the
                                                              ------------
Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the Project or the books of Borrower or any of its Affiliates. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or as otherwise agreed by the Administrative Agent and the Lenders, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or any of its Affiliates that may come into the possession of the Administrative Agent or any of its affiliates.

     Section 13.7  Failure to Act.  Except for action expressly required of the
                   --------------
Administrative Agent hereunder, and under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 13.5 against any and all liability and expense that
                  ------------
may be incurred by it by reason of taking or continuing to take any such action.

     Section 13.8  Resignation of Administrative Agent.  The Administrative
                   -----------------------------------
Agent may resign at any time by giving notice thereof to the Lenders and Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Administrative Agent which shall be a financial institution that has (a) an office in New York, New York with a combined capital and surplus of at least $500,000,000, (b) knowledge and experience comparable to the resigning Administrative Agent's knowledge and experience in the servicing of loans similar to the Loans hereunder and (c) unless the successor Administrative Agent is a Lender or an Event of Default exits and is continuing, been reasonably approved of by the Borrower (such approval not to be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation of the retiring Administrative Agent, then the retiring Administrative Agent's resignation shall nonetheless become effective and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (ii) the Majority Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Majority Lenders appoint a successor agent as provided for above in this Section 13.8. Upon the acceptance
                                              ------------
of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this Section
                                                                         -------
13.8).  The fees payable by Borrower to a successor Administrative Agent shall
----
be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 13
                                                                      ----------
and Section 11.5 shall continue in effect for its benefit in respect of any
    ------------
actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

     Section 13.9  Limitation on Liability of the Administrative Agent's, the
                   ----------------------------------------------------------
Issuing Bank's and the Lenders' Officers, Employees, etc.  Any obligation or
--------------------------------------------------------
liability whatsoever of the

Administrative Agent, the Issuing Bank or any Lender which may arise at any time under this Agreement or any other Loan Document shall be satisfied, if at all, out of the Administrative Agent's, the Issuing Bank's or such Lender's respective assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of the Administrative Agent's, the Issuing Bank's or any Lender's shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

                           [Signature Pages Follow]

     EXECUTED as of the date first written above.

LENDER:                       GENERAL ELECTRIC CAPITAL
                              CORPORATION, a New York corporation



                              By:____________________________________
                                 Name:
                                 Title:

                              Address for Notices:

                              125 Park Avenue
                              New York, New York  10017
                              Attention:  Asset Manager - Center Trust
                              Telecopier No.:  (212) 573-9733

                              Lending Office for Eurodollar and
                              Alternate Base Rate Loans:

                              125 Park Avenue
                              New York, New York  10017
                              Attention:  Asset Manager - Center Trust
                              Telecopier No.:  (212) 573-9733

BORROWER:                     CT OPERATING PARTNERSHIP, L.P.,
                              a California limited partnership

                              By: Center Trust, Inc., a Maryland corporation,
                                  its general partner


                              By:______________________________________________
                                 Name:
                                 Title:

                              Address for Notices:

                              3500 Sepulveda Boulevard
                              Manhattan Beach, California  90266
                              Attention:  Steven M. Jaffe, Esq.
                              Telecopier No.:  310-546-3396

                              With a copy to:
                              --------------

                              Latham & Watkins
                              633 West Fifth Street
                              Suite 4000
                              Los Angeles, California  90071
                              Attention:  Glen B. Collyer, Esq.
                              Telecopier No.:  213-891-8763

ADMINISTRATIVE AGENT:         GENERAL ELECTRIC CAPITAL CORPORATION, a New York
                              corporation, as Administrative Agent


                              By_________________________
                                 Name:
                                 Title:


                              Address for Notices to the
                              Administrative Agent:
                              125 Park Avenue
                              New York, New York  10017

                              Attention:  Asset Manager - Center Trust
                              Telecopier No.: (212) 573-9733

                                                                       EXHIBIT A
                                                                       ---------
                                [Form of Note]
                                PROMISSORY NOTE

$_______________                                              _________ __, 2000
                                                              New York, New York

          FOR VALUE RECEIVED, CT OPERATING PARTNERSHIP, L.P., a California limited partnership (the "Borrower"), hereby promises to pay to the order of
                          --------
__________________ (the "Lender"), for account of its respective Applicable
                         ------
Lending Offices provided for by the Agreement referred to below, at the principal office of General Electric Capital Corporation at 125 Park Avenue, New York, New York 10017, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Agreement.

          The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided
                                                                    --------
that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Agreement or hereunder in respect of the Loans made by the Lender.

          This Note is one of the Notes referred to in the Amended and Restated Loan Agreement dated as of December __, 2000 (as modified and supplemented and in effect from time to time, the "Agreement") between the Borrower, the lenders
                                  ---------
party thereto (including the Lender) and General Electric Capital Corporation, as Administrative Agent, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Agreement.

          The Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

          Except as permitted by Sections 11.9 and 11.24 of the Agreement, this Note may not be assigned by the Lender to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                        CT OPERATING PARTNERSHIP, L.P.,
                                        a California limited partnership

                                        By:  Center Trust, Inc., a Maryland
                                             corporation, its general partner


                                        By:___________________________________
                                           Name:
                                           Title:

                               SCHEDULE OF LOANS

          This Note evidences Loans made, Continued or Converted under the within-described Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                Amount
   Date      Prin-                               Paid,
   Made,     cipal                   Duration   Prepaid,   Unpaid
Continued   Amount  Type               of      Continued    Prin-
    or        of     of    Interest  Interest     or        cipal   Notation
Converted    Loan   Loan     Rate     Period   Converted   Amount    Made by
-----------  ----  ------  --------  --------  ---------  --------   -------

                                                                       EXHIBIT B
                                                                       ---------

                      [Form of Assignment and Acceptance]


                           ASSIGNMENT AND ACCEPTANCE


          Reference is made to (a) the Amended and Restated Loan Agreement dated as of _________ __, 2000 (as amended and in effect on the date hereof, the "Agreement"), between CT OPERATING PARTNERSHIP, L.P., the Lenders named therein
 ---------
and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent for the Lenders and (b) the Agency Agreement dated as of _______ __, 2000 (the "Agency
                                                                        ------
Agreement") among the Administrative Agent and each Lender, which is the
---------
agreement referenced in the last sentence of Section 13.3 of the Agreement. Terms defined in the Agreement are used herein with the same meanings.


          The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the
                                                 -----------------
Assignor's rights and obligations under the Agreement, including, without limitation, the interests set forth below in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with (a) interest on the assigned Loans from and after the Assignment Date and (b) the amount, if any, set forth below of the fees accrued to the Assignment Date for the account of the Assignor. The Assignee hereby acknowledges receipt of a copy of the Agreement and the Agency Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of (x) the Agreement and (y) the Agency Agreement and, in each case, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement and the Agency Agreement as of the Assignment Date.

          This Assignment and Acceptance is being delivered to the Administrative Agent together with, if the Assignee is not already a Lender under the Agreement, an administrative questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 11.24(2)(e) of the Agreement.

          This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of _______.

          The Assignor represents and warrants to the Assignee that the Assignor is the legal and beneficial owner of the Assigned Interest and has not created any adverse interest therein. The Assignor and the Assignee represent and warrant to each other that they are, respectively, authorized to execute and deliver this Assignment and Acceptance.

Date of Assignment:
Legal Name of Assignor:
Legal Name of Assignee:
Assignee's Address for Notices:
Effective Date of Assignment
("Assignment Date")/1/:
  ---------------


                                                          Percentage Assigned of
                                                          Facility/Commitment
                                                          (set forth, to at
                                                          least 4 decimals, as a
                                                          percentage of the
                                                          Facility and the
                                                          aggregate Commitments
                             Principal Amount             of all Lenders
                             Assigned                     thereunder
                             --------                     ----------

[Commitment Assigned:        $                                               %]

Loans:                       $                                               %

[Fees Assigned (if any):]

The terms set forth above and below are hereby agreed to:

                                        [NAME OF ASSIGNOR]      , as Assignor
                                        ------------------------

                                        By:_________________________
                                           Name:
                                           Title:

                                        [NAME OF ASSIGNEE]      , as Assignee
                                        ------------------------

                                        By:_________________________
                                           Name:
                                           Title:



The undersigned hereby consent to the within assignment:/2/

________________

/1/       Must be at least five Business Days after execution hereof by all required parties.

GENERAL ELECTRIC CAPITAL CORPORATION,
 as Administrative Agent

By:_________________________
  Name:
  Title:


CT OPERATING PARTNERSHIP, L.P.,
a California limited partnership

By: Center Trust, Inc., a Maryland corporation,
    its general partner

By:_______________________________________
  Name:
  Title:

___________

/2/       Consent to be included to the extent required by Section 11.24(2) of the Agreement.

                                   EXHIBIT C

                                    FORM OF
                          BORROWING BASE CERTIFICATE

TO:      General Electric Capital Corporation, as Administrative Agent
FROM:    CT Operating Partnership, L.P.

DATE:    __________, 200_

Pursuant to the provisions of the Amended and Restated Loan Agreement dated as of December ____, 2000, among CT Operating Partnership, L.P. (the "Borrower"), the financial institutions party thereto, and General Electric Capital Corporation as administrative agent for said financial institutions (as the same may be amended or otherwise modified from time to time, the "Loan Agreement"; and the initially capitalized terms used herein without definition and which are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement), the undersigned hereby certifies that the following information is true, complete and accurate in all material respects as of the close of business on __________, 200_.

          1. Schedule 1 attached hereto accurately and completely sets forth, as of the date hereof, (i) all Projects owned or leased by the Borrower, (ii) for each Project, the Underwritten Value thereof, (iii) the Cash on Cash Return,
(iv) the Debt Service Coverage calculated as of the first day of the current fiscal quarter for the trailing four-quarter period, (v) the Borrowing Base,
(vi) the Blocked Availability, and (viii) the Available Credit.

          2. Borrower represents and warrants to the Lenders that each of the Projects is Unencumbered and otherwise meets the requirements for Eligible Projects set forth in the Loan Agreement (except to the extent such requirements have been waived by the Administrative Agent and the Majority Lenders in accordance with the Loan Agreement). Submitted herewith, with respect to each such Eligible Project (to the extent not previously delivered) are copies of the Eligible Project Documents for each such Eligible Project. Each such Eligible Project is a Project in respect of which Mortgage Documents have been delivered to the Administrative Agent prior to the date hereof or concurrently herewith.

          3. The representations and warranties of the Borrower and the Company contained in the Loan Agreement and in each of the other Loan Documents are true and correct in all material respects as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          4. No Potential Default, Event of Default or Borrowing Base Imbalance has occurred and is continuing.

Authorized Signature: ________________________              Date: _____________

Title:  Chief Financial Officer

                                   EXHIBIT D


                                    FORM OF

                            COMPLIANCE CERTIFICATE


          This COMPLIANCE CERTIFICATE is delivered pursuant to that certain Amended and Restated Loan Agreement, dated as of December ___, 2000 (the "Loan Agreement") among CT Operating Partnership, L.P. (the "Borrower"), the financial
                                                       --------
institutions party thereto (collectively, the "Lenders"), and General Electric
                                               -------
Capital Corporation, as administrative agent for said financial institutions (the "Administrative Agent"). Capitalized terms not defined herein shall have
      --------------------
the same meanings ascribed thereto in the Loan Agreement. The undersigned hereby certifies that the following information is true, correct and complete in all material respects as of the date hereof.


The Company is the sole general partner of Borrower.

The individual executing this Certificate is the duly qualified Chief Financial Officer of the Company and is executing this Certificate on behalf of the Borrower.

The undersigned has reviewed the terms of the Loan Documents and has made a review in reasonable detail of the transactions and consolidated financial condition and other affairs of the Company and/or the Borrower and each of its Subsidiaries and Unconsolidated Entities as of, and during the fiscal quarter ending _______, 200_, and the undersigned has no knowledge of the existence, as of the date hereof, of any condition or event which (i) renders untrue or incorrect in any material respect, any of the representations and warranties of the Borrower and/or the Company contained in the Loan Agreement and/or the other Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), or
(ii) constitutes a Potential Default or Event of Default or mandatory prepayment event under Section 2.7 of the Loan Agreement [or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company and/or the Borrower or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto.]

Schedule I attached hereto accurately and completely sets forth the financial data, computations and other matters required to establish compliance with the following parts of Section 12.1 of the Loan Agreement:

                    (a)  Limitations on Indebtedness;

                    (b)  Minimum Fixed Charge Coverage Ratio; and

                    (c)  Maximum Loan-to-Value Ratio.

The aggregate outstanding principal amount of the Loans and the LC Exposure as of the date hereof is equal to or less than the lower of (i) the effective Commitments of the Lenders, and (ii) the applicable Borrowing Base, in each case, as of the date hereof.

          The Lenders, the Administrative Agent and the Issuing Bank and their respective successors and assigns may rely on the truth and accuracy of the foregoing in connection with the extensions of credit to the Borrower pursuant to the Loan Agreement.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Borrower has caused this Compliance Certificate to be duly executed by its duly authorized Chief Financial Officer this ___ day of ____________, 200_



                         CT OPERATING PARTNERSHIP, L.P.

                         By:  Center Trust, Inc., general partner


                         By:______________________________
                         Name: Chief Financial Officer

                                                                      SCHEDULE 1
                                                                      ----------

                                  COMMITMENTS
                                  -----------

              LENDER                          COMMITMENT
              ------                          ----------

General Electric Capital Corporation          $193,000,000

                                                                    SCHEDULE 2.1
                                                                    ------------

                              ADVANCE CONDITIONS
                              ------------------

     Part A - Initial Advance

     Part B - General Conditions

     PART A.  CONDITIONS TO INITIAL ADVANCE.
     ---------------------------------------

     The initial advance of the Loans and/or issuance of Letters of Credit shall be subject to the Administrative Agent's and each Lender's receipt, review, approval and/or confirmation of the following, at Borrower's cost and expense, each in form and content satisfactory to the Administrative Agent and each Lender in their sole discretion:

     1. The Loan Documents, executed by Borrower and, as applicable, each Borrower Party.

     2.   [RESERVED]

     3. An ALTA (or equivalent) mortgagee policy of title insurance in the maximum amount of the Loans, with reinsurance and endorsements as the Administrative Agent may require, containing no exceptions to title (printed or otherwise) which are unacceptable to the Administrative Agent, and insuring that the Mortgage is a first-priority Lien on the Project and related collateral. Without limitation, such policy shall (a) be in the 1970 ALTA (as amended 84) form or, if not available, ALTA 1992 form (deleting arbitration and creditors' rights, if permissible) or, if not available, the form commonly used in the state where the property is located, insuring the Administrative Agent (on behalf of the Lenders) or any and its successors and assigns; and (b) include the following endorsements and/or affirmative coverages: (1) ALTA 9 Comprehensive, (2) Survey, (3) ALTA 3.1 Zoning (with additional coverage for number and type of parking spaces), (4) Usury, (5) Doing Business, (6) Access,
(7) Separate Tax Lot, (8) Environmental Protection Lien, (9) Subdivision, (10) Contiguity, (11) Tax Deed (as applicable), (12) Mortgage Recording Tax (as applicable), (13) First Loss, (14) GAP Coverage, (15) Lost Dollar, (16) Legal Same as Survey, (17) Tie-In, (18) Variable Rate, (19) Revolving Credit and (20) Waiver of Arbitration.

     4. All documents evidencing the formation, organization, valid existence, good standing, and due authorization of and for Borrower and each Borrower Party for the execution, delivery, and performance of the Loan Documents by Borrower and each Borrower Party.

     5. Legal opinions issued by counsel for Borrower and each Borrower Party, opining as to the due organization, valid existence and good standing of Borrower and each Borrower Party, and the due authorization, execution, delivery, enforceability and validity of the Loan Documents with respect to, Borrower and each Borrower Party; that the Loans, as reflected in the Loan Documents, are not usurious; to the extent that the Administrative Agent is not otherwise satisfied, that each Project and its use is in full compliance with all legal requirements; and as to such other matters as the Administrative Agent and the Administrative Agent's counsel reasonably may specify.

                               Schedule 2.1 - 1

     6. Current Uniform Commercial Code searches, and litigation, bankruptcy and judgment reports as requested by the Administrative Agent, with respect to Borrower and the Borrower Parties.

     7. Evidence of insurance as required by this Agreement, and conforming in all respects to the requirements of the Administrative Agent.

     8. A current "as-built" survey of each Project, dated or updated to a date not earlier than thirty (30) days prior to the date hereof, certified to the Administrative Agent (on behalf of the Lenders) and the issuer of the title insurance, prepared by a licensed surveyor acceptable to the Administrative Agent and the issuer of the title insurance, and conforming to the Administrative Agent's current standard survey requirements, which may include certification to additional participants, co-lenders and/or investors in a Secondary Market Transaction. Without limitation, the minimum requirements for the survey shall be as set forth in the 1997 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, "Urban Survey" classification, with the following additional items from Table A, "Optional Survey Responsibilities and Specifications": "2" (vicinity map showing nearby highway or major intersection), "3" (flood zone designation), "4" (land area), "6" (setbacks, height and bulk restrictions), "8" (other visible improvements), "9" (parking areas), "10" (access to public way, driveway and curb cuts), "11" (utilities), and "13" (other significant observations).

     9. A current engineering report or architect's certificate with respect to the Project, covering, among other matters, inspection of heating and cooling systems, roof and structural details, showing no failure of compliance with building plans and specifications, applicable legal requirements (including requirements of the Americans with Disabilities Act) and fire, safety and health standards and reviewing and approving, among other matters, soil tests, plans and specifications (including heating, ventilation and cooling systems, roof and structural details, mechanical and electrical systems), and compliance with local, state or federal laws, regulations, codes, etc., and containing a
                                                  ----
declaration satisfactory to the Administrative Agent that there will be no asbestos in the Project. The engineer/architect preparing such report or certificate must be satisfied that the Project is in compliance with fire, safety and health standards which such engineer/architect deems reasonable, in addition to standards imposed by law, regulation or codes. As requested by the Administrative Agent, such report shall also include an assessment of the Project's tolerance for earthquake and seismic activity.

     10.  A current Site Assessment.

     11. All appraisals, environmental reports, building condition reports and Site Assessments delivered to Lender prior to the execution of this Agreement shall be certified to the Administrative Agent (on behalf of the Lenders and their successors and assigns) without modification or change thereto in the form reasonably requested by the Administrative Agent which may include certification to additional participants, co-lenders and/or investors in a Secondary Market Transaction.

     12. A current rent roll of each Project, certified by Borrower. Such rent roll shall include the following information: (a) tenant names; (b) unit/suite numbers; (c) area of each demised premises and total area of the Project (stated in net rentable square feet); (d) rental rate

                               Schedule 2.1 - 2

(including escalations) (stated in gross amount and in amount per net rentable square foot per year); (e) lease term (commencement, expiration and renewal options); and (f) security deposit. In addition, Borrower shall provide the Administrative Agent with a copy of the standard lease form to be used by Borrower in leasing space in the Project, and, at the Administrative Agent's request, true and correct copies of all leases of the Project.

     13. A copy of the management agreement for each Project, certified by Borrower as being true, correct and complete.

     14. Evidence that (a) the Project and the operation thereof comply with all legal requirements, including that all requisite certificates of occupancy, building permits, and other licenses, certificates, approvals or consents required by any governmental authority have been issued without variance or condition, (b) following any casualty, the improvements which form a part of the Project may be reconstructed and the current use thereof restored, and (c) that there is no litigation, action, citation, injunctive proceedings, or like matter pending or threatened with respect to the validity of such matters. At the Administrative Agent's request, Borrower shall furnish the Administrative Agent with a zoning endorsement to the Administrative Agent's title insurance policy, zoning letters from applicable municipal agencies, and utility letters from applicable service providers.

     15. No change shall have occurred in the financial condition of Borrower or any Borrower Party or in the Net Operating Income of the Borrower, or in the financial condition of any major or anchor tenant, which would have, in the Administrative Agent's or any Lender's judgment, a material adverse effect on the Projects taken as a whole or on Borrower's or any Borrower Party's ability to repay the Loans or otherwise perform its obligations under the Loan Documents. Further, there shall not exist any material default by Borrower or any principal in Borrower (or any entity owned or controlled by any of them) under any loan, financing or similar arrangement with any Lender.

     16. No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against the Project; the Project shall not have suffered any significant damage by fire or other casualty which has not been repaired; no structural change to the Project shall have occurred or to any of the Improvements thereon; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any third party or governmental authority, which would have, in the Administrative Agent's or any Lender's judgment, a material adverse effect on Borrower, any Borrower Party or the Projects taken as a whole.

     17.  [RESERVED]

     18.  [RESERVED]

     19   [RESERVED]

     20. The Administrative Agent shall have received (i) a Borrowing Base Certificate, dated the date hereof and signed by a Responsible Officer, together with copies of the Eligible Project Documents in respect of each of the Eligible Projects shown listed thereon to the extent

                               Schedule 2.1 - 3
not previously delivered, and (ii) a Compliance Certificate, dated the Closing Date and signed by a Responsible Officer, in each case reasonably satisfactory to the Administrative Agent.

     21. The Administrative Agent shall have received Mortgage Documents in respect of each of the Projects including, without limitation, the payments specified in clause (g) of the definition of Mortgaged Documents.

     22. All fees and commissions, if any, payable to real estate brokers, mortgage brokers, or any other brokers or agents in connection with the Loans or the acquisition of the Projects have been paid, such evidence to be accompanied by any waivers or indemnifications deemed necessary by the Administrative Agent.

     23. Payment of the Administrative Agent's reasonable costs and expenses in underwriting, documenting, and closing the transaction, including reasonable fees and expenses of the Administrative Agent's inspecting engineers, consultants, and outside counsel.

     24. Estoppel certificates and Subordination and Attornment Agreements from tenants, as requested by the Administrative Agent.

     25. As requested by Administrative Agent, service contracts, warranties, licenses and permits, applicable to the operation or use of each Project.

     26.  [RESERVED]

     27. Such other documents or items as the Administrative Agent or its counsel reasonably may require.

     28. The representations and warranties contained in this Loan Agreement and in all other Loan Documents are true and correct in all material respects.

     29.  No Potential Default or Event of Default shall have occurred or exist.

     PART B.  GENERAL CONDITIONS
     ---------------------------

     Each advance of the Loans and each issuance, amendment, renewal or extension of a Letter of Credit following the initial advance and/or issuance shall be subject to the Administrative Agent's receipt, review, approval and/or confirmation of the following, each in form and content satisfactory to the Administrative Agent in its sole discretion:

     1. There shall exist no Potential Default or Event of Default (currently and after giving effect to the requested advance) on and as of the date of the Borrowing or the date of the issuance, amendment, renewal or extension of a Letter of Credit, as applicable.

     2. The representations and warranties contained in this Loan Agreement and in all other Loan Documents are true and correct in all material respects on and as of the date of the Borrowing or the date of the issuance, amendment, renewal or extension of a Letter of Credit, as applicable.

                               Schedule 2.1 - 4

     3. Borrower has not received written notice from the Majority Lenders that an event has occurred since the date of this Agreement which has had, and continues to have, or is reasonable likely to have, a Material Adverse Effect.

     4. The making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, on such date does not violate any requirement of law and is not enjoined, temporarily, preliminary or permanently.

     5. The Administrative Agent shall have received a Borrowing Base Certificate, dated as of the date of the proposed Borrowing and signed by Responsible Officer, reasonably satisfactory to the Administrative Agent, together with (to the extent not previously delivered) copies of the Eligible Project Documents in respect of each Eligible Project listed thereon.

     6. In the event that such Loan is to be made or such Letter of Credit is to be issued, amended, renewed or extended, the Administrative Agent shall have received Mortgage Documents in respect of each of the Projects included for purposes of the Borrowing Base, including, without limitation, the payments specified in clause (g) of the definition of Mortgaged Documents.

     7. Such advance and/or the reimbursement obligation with respect to any LC Disbursement, as applicable, shall be secured by the Loan Documents, subject only to those exceptions to title reasonably approved by the Administrative Agent at the time of initial closing, as evidenced by title insurance endorsements reasonably satisfactory to the Administrative Agent.

     8. Borrower shall have paid the Administrative Agent's reasonable costs and expenses then due and payable in connection with such advance and/or issuance, amendment, renewal or extension (including title charges, and reasonable costs and expenses of the Administrative Agent's inspecting engineer and attorneys).

     9. No Project shall have suffered any damage by fire or other casualty which has not been repaired or is not being restored in accordance with this Agreement; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any governmental authority, which would have, in the Administrative Agent's judgment, a material adverse effect on the Projects as a whole or Borrower's or any Borrower Party's ability to perform its obligations under the Loan Documents.

     11. No default shall exist on the part of the Borrower or the Company under any of the Lazard Agreements.

                               Schedule 2.1 - 5

                                                                   SCHEDULE 2.12
                                                                   -------------

                               Initial Projects

  ----------------------------------------------------------------------------
        No.                 Project                       Address
  ----------------------------------------------------------------------------
        01         Smitty's Tucson/Sunrise    7151-7219 East Speedway
                   Place                      Boulevard
                                              Tucson, AZ  85710
  ----------------------------------------------------------------------------
                                              Cleveland Avenue & Hwy 99
        02         Madera Marketplace         Madera, CA
  ----------------------------------------------------------------------------
        03         Marshall's Plaza           3440 McHenry Avenue
                                              Modesto, CA 95355
  ----------------------------------------------------------------------------
        04         Media City Center          201 East Magnolia Boulevard
                                              Burbank, CA 91501
  ----------------------------------------------------------------------------
        05         Montebello Town Square     1401 Montebello Boulevard
                                              Montebello, CA 90640
  ----------------------------------------------------------------------------
        06         Rheem Valley Shopping      370-388 Park Street
                   Center                     400 Center to 580 Rheem Blvd.
                                              Moraga, CA  94556
  ----------------------------------------------------------------------------
        07         Medford Center             639 Medford Center
                                              Medford, OR 97504
  ----------------------------------------------------------------------------
        08         Ross Center                11211 S.E. 82nd Avenue
                                              Portland, OR 97266
  ----------------------------------------------------------------------------
        09         Frontier Village           511-906 Highway A
                   Shopping Center            Lake Stevens, WA  98258
  ----------------------------------------------------------------------------
        10         Ross Plaza (Silverdale)    10404-10408 Silverdale Way
                                              Silverdale, WA 98383
  ----------------------------------------------------------------------------
        11         Vancouver Park Place       8101 N.E. Parkway Drive
                                              Vancouver, WA 98662
  ----------------------------------------------------------------------------
                                              NWC Southern Avenue &
        12         Southern Palms Center      McClintock
                                              Tempe, Arizona 85282
  ----------------------------------------------------------------------------
                                              2556-2765 Calloway Drive
        13         Rosedale Village           Bakersfield, CA  93312
  ----------------------------------------------------------------------------

                               Schedule 2.12 - 1

                                                                   SCHEDULE 6.14
                                                                   -------------

                               Property Managers

1. Management Agreement dated June 29, 1998, by and between LK Management, Ltd., an Arizona corporation, and Borrower. (Sunrise Place, Arizona)

2.

                               Schedule 6.14 - 1

                             LIST OF DEFINED TERMS

                                                                                                           Page No.
                                                                                                           --------
"Fixed Charges"...............................................................................................   13
 -------------
"Hedging Agreement"...........................................................................................   14
 -----------------
"Lazard Agreements"...........................................................................................   15
 -----------------
"Mortgage Documents"..........................................................................................   17
 ------------------
"Net Income (Loss)"...........................................................................................   19
 -----------------
"Net Offering Proceeds".......................................................................................   19
 ---------------------
"PBGC"........................................................................................................   20
 ----
"Permitted Securities Options"................................................................................   22
 ----------------------------
"Plan"........................................................................................................   22
 ----
"Prepayment Date".............................................................................................   22
"Project Release".............................................................................................   23
 ---------------
"Property"....................................................................................................   23
 --------
"REIT Debt Statement".........................................................................................   23
 -------------------
"Related Parties".............................................................................................   23
 ---------------
"Released Project"............................................................................................   24
 ----------------
"Secured Indebtedness"........................................................................................   24
 --------------------
"Securities"..................................................................................................   24
 ----------
"Subordination and Attornment Agreements".....................................................................   25
 ---------------------------------------
"Total Adjusted EBITDA".......................................................................................   25
 ---------------------
"Total Interest Expense"......................................................................................   26
 ----------------------
"Total Outstanding Indebtedness"..............................................................................   26
 ------------------------------
"Total Value".................................................................................................   26
 -----------
"Unconsolidated Entity".......................................................................................   26
 ---------------------
"Underwritten Value"..........................................................................................   26
 ------------------
"Unencumbered"................................................................................................   26
 ------------
"Withdrawal Liability"........................................................................................   27
 --------------------
ABR Limitation................................................................................................    2
--------------
Additional Costs..............................................................................................    2
----------------
Adjusted Libor Rate...........................................................................................    2
-------------------
Adjusted Net Operating Income.................................................................................    2
-----------------------------
Administrative Agent..........................................................................................    1
--------------------
Advance Date..................................................................................................    2
------------
Affiliate.....................................................................................................    2
---------
Agency........................................................................................................    2
------
Agency Notes..................................................................................................    2
------------
Agreement..................................................................................................... 1, 3
---------
Alternate Base Rate...........................................................................................    3
-------------------
Alternate Base Rate Loans.....................................................................................    3
-------------------------
Applicable Lending Office.....................................................................................    3
-------------------------
Applicable Margin.............................................................................................    3
-----------------
Applicable Percentage.........................................................................................    3
---------------------
Appraisal.....................................................................................................    3
---------
Appraisal Value...............................................................................................    3
---------------

Assignment and Acceptance.....................................................................................    3
-------------------------
Assignment of Rents and Leases................................................................................    4
------------------------------
Availability Credit...........................................................................................    4
-------------------
Availability Period...........................................................................................    4
-------------------
Bankruptcy Party..............................................................................................   77
----------------
Basle Accord..................................................................................................    4
------------
Borrower......................................................................................................    1
--------
Borrower Account..............................................................................................   56
----------------
Borrower Party................................................................................................    4
--------------
Borrower's Investment"........................................................................................    4
---------------------
Borrowing.....................................................................................................    5
Borrowing Base................................................................................................    5
--------------
Borrowing Base Certificate....................................................................................    5
--------------------------
Borrowing Base Imbalance......................................................................................    5
------------------------
Borrowing Request.............................................................................................    5
-----------------
Business Day..................................................................................................    5
------------
Capital Expenditure Reserve Amount............................................................................    6
----------------------------------
Capital Expenditures..........................................................................................    6
--------------------
Cash and Cash Equivalents.....................................................................................    6
-------------------------
Cash Collateral Account Agreement.............................................................................    6
---------------------------------
Cash Management Account.......................................................................................   56
-----------------------
Cash on Cash Return...........................................................................................    6
-------------------
Change in Control.............................................................................................    6
-----------------
Closing Date..................................................................................................    7
------------
Closing Date Loan-to-Value Ratio..............................................................................    7
--------------------------------
Code..........................................................................................................    7
----
Commitment....................................................................................................    7
----------
Company.......................................................................................................    7
-------
Compliance Certificate........................................................................................    7
----------------------
Consolidated Businesses.......................................................................................    7
-----------------------
Continue......................................................................................................    8
--------
Contract Rate.................................................................................................    8
-------------
Convert.......................................................................................................    8
-------
Credit Exposure...............................................................................................    8
Debt Service..................................................................................................    8
------------
Debt Service Coverage.........................................................................................    9
---------------------
Default Rate..................................................................................................    9
------------
Dollars.......................................................................................................    9
-------
EBITDA........................................................................................................    9
------
Eligible Project Documents....................................................................................    9
Eligible Projects.............................................................................................   10
-----------------
Environmental Claim...........................................................................................   10
-------------------
Environmental Indemnity.......................................................................................   11
-----------------------
Environmental Laws............................................................................................   11
------------------
Environmental Liabilities and Costs...........................................................................   11
-----------------------------------
Environmental Lien............................................................................................   11
------------------

Equity Infusion.............................................................................................     11
---------------
ERISA.......................................................................................................     11
ERISA Affiliate.............................................................................................     11
---------------
ERISA Event.................................................................................................     11
      -----
Eurodollar Loans............................................................................................     12
----------------
Event of Default............................................................................................     12
----------------
Extension Conditions........................................................................................     12
--------------------
Extension Notice............................................................................................     12
Federal Funds Rate..........................................................................................     13
------------------
Financial Officer...........................................................................................     13
-----------------
GAAP........................................................................................................     13
----
GECC........................................................................................................     13
----
Guarantee...................................................................................................     13
---------
Guarantors..................................................................................................     14
----------
Guaranty....................................................................................................     14
--------
Hazardous Materials.........................................................................................     14
-------------------
Indebtedness................................................................................................     14
    --------
Initial Projects............................................................................................     14
----------------
Interest Election Request...................................................................................     14
-------------------------
Interest Period.............................................................................................     14
---------------
Investment Grade Rating.....................................................................................     15
-----------------------
Issuing Bank................................................................................................     15
------------
LC Disbursement.............................................................................................     15
---------------
LC Exposure.................................................................................................     15
-----------
Lender......................................................................................................      1
------
Lenders.....................................................................................................      1
-------
Letter of Credit............................................................................................     15
----------------
LFSRI.......................................................................................................     16
-----
Libor Base Rate.............................................................................................     16
---------------
Lien........................................................................................................     16
----
Loan Documents..............................................................................................     16
--------------
Loans.......................................................................................................     16
-----
Lockbox Account.............................................................................................     56
---------------
Lockbox Agreement........................................................................................... 16, 56
-----------------
Lockbox Bank................................................................................................     56
------------
Majority Lenders............................................................................................     16
----------------
Management Agreements.......................................................................................     16
---------------------
Managers....................................................................................................     17
--------
Material Adverse Effect.....................................................................................     17
-----------------------
Material Indebtedness.......................................................................................     17
---------------------
Maturity Date...............................................................................................     17
-------------
Mortgage....................................................................................................     17
--------
Multiemployer Plan..........................................................................................     19
------------------
Net Operating Income........................................................................................     19
--------------------
Net Proceeds................................................................................................     19
------------
Newly Added Projects........................................................................................     20
--------------------

Note Pledge Agreement.......................................................................................     20
---------------------
Notes.......................................................................................................     20
-----
Obligations.................................................................................................     20
-----------
Participant.................................................................................................     20
-----------
Payor.......................................................................................................     20
-----
Permitted Encumbrances......................................................................................     21
----------------------
Permitted Investments.......................................................................................     21
---------------------
Person......................................................................................................     22
------
PML.........................................................................................................     22
---
Potential Default...........................................................................................     22
-----------------
Prime Rate..................................................................................................     22
----------
Project.....................................................................................................     23
-------
Prometheus..................................................................................................     23
----------
Proposed Lender.............................................................................................     23
---------------
Registration Rights Agreement...............................................................................     23
-----------------------------
Regulation D................................................................................................     23
------------
Regulatory Change...........................................................................................     23
-----------------
REIT........................................................................................................     23
----
REIT Debt...................................................................................................     23
---------
REIT Debt Requirements......................................................................................     23
----------------------
Release.....................................................................................................     23
-------
Remedial Action.............................................................................................     24
---------------
Requesting Lender...........................................................................................     24
-----------------
Required Payment............................................................................................     24
----------------
Reserve Requirement.........................................................................................     24
-------------------
Responsible Officer.........................................................................................     24
-------------------
S&P.........................................................................................................     24
---
Seismic Remediation Work....................................................................................     73
Sinking Fund................................................................................................     39
------------
Site Assessment.............................................................................................     25
---------------
State.......................................................................................................     25
-----
Stock.......................................................................................................     25
-----
Stock Equivalents...........................................................................................     25
-----------------
Stock Purchase Agreement....................................................................................     25
------------------------
Stockholders Agreement......................................................................................     25
----------------------
Subordination of Management Agreements......................................................................     25
--------------------------------------
Type........................................................................................................     26
----